UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: January 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Fund

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Semi-Annual Report

January 31, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Tradewinds Emerging Markets Fund	NTEAX	—	NTECX	NTERX	NTEIX
Nuveen Tradewinds Global All-Cap Fund	NWGAX	NWGBX	NWGCX	NGARX	NWGRX
Nuveen Tradewinds Global All-Cap Plus Fund	NPTAX	—	NPTCX	NTPRX	NPTIX
Nuveen Tradewinds Global Flexible Allocation Fund	NGEAX	—	NGFCX	NGFRX	NGGIX
Nuveen Tradewinds Global Resources Fund	NTGAX	—	NTGCX	NTGQX	NTRGX
Nuveen Tradewinds International Value Fund	NAIGX	NBIGX	NCIGX	NTITX	NGRRX
Nuveen Tradewinds Japan Fund	NTJAX	—	NTJCX	NTJRX	NTJIX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $197 billion of assets as of December 31, 2010.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

March 24, 2011

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s, Moody’s or Fitch. AAA, AA, A, and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

All of these Funds feature portfolio management by Tradewinds Global Investors, LLC, an affiliate of Nuveen Investments, Inc.

Emily Alejos, CFA, and Michael Hart, CFA, are the portfolio managers for the Emerging Markets Fund. Both have more than 20 years of investment management experience. Dave Iben, Chief Investment Officer of Tradewinds, is the portfolio manager for the Global All-Cap Fund and Global All-Cap Plus Fund. Dave has over 30 years of investment management experience. Dave, Isabel Satra and Michael Hart manage the Global Flexible Allocation Fund. Isabel has more than 10 years of investment management experience. Dave, Alberto Jimenez Crespo, CFA, and Gregory Padilla, CFA, manage the Global Resources Fund. Alberto has more than 10 years and Greg has more than five years of investment experience. Alberto and Peter Boardman manage the International Value Fund. Peter has more than 20 years of investment experience. Peter also manages the Japan Fund.

In the following discussion, the portfolio managers discuss their management strategies and the performance of the Funds for six-month period ended January 31, 2011.

How did the Funds perform during the six-month period ended January 31, 2011?

The table on page 16 provides performance information for the Funds (Class A Shares at net asset value) for different time periods ended January 31, 2011. The table also compares the Funds’ performance to appropriate averages, indexes or benchmarks. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Tradewinds Emerging Markets Fund

The Fund’s Class A Shares at net asset value outperformed both the Lipper category average and the comparative index for the six-month period ending January 31, 2011.

The Fund seeks to provide long-term capital appreciation by investing in emerging market companies, selected using a disciplined, value-oriented process. Under normal market conditions, at least 80% of the Fund’s net assets are invested in securities of emerging market issuers. The Fund invests primarily in equity securities, but it may invest up to 20% of its net assets in debt securities of companies located in emerging market countries. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

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During the reporting period, consumer discretionary and industrial sector stocks of companies that seemed likely to benefit from an economic recovery had a strong run, reflecting wide-ranging market optimism in these areas. Tradewinds doesn’t particularly share this broad sanguinity. While some of our portfolios did benefit from the recent appreciation in these sectors, we feel confident in our conviction that many of these names have outrun their fundamental values. During most of 2010, we trimmed many of our holdings in these sectors on price concerns.

Tradewinds continues to find attractive investment opportunities in emerging markets. In Brazil, Russia and numerous frontier emerging markets, there are many stocks that reflect an enormous “uncertainty discount” which outstrips what we would consider to be a rational conservatism. The relatively heavier weightings of such companies in the Fund’s portfolio, with strong cash balances and opportunities for positive change are well represented, and underscores our confidence in the likelihood of a favorable investment outcome.

Holdings in precious metals producers were the primary contributors to absolute performance. In keeping with our disciplined investment approach, we trimmed many of our gold holdings because of their price appreciation, sometimes buying back into them when they once again reached a reasonable price level. This is a reflection of our disciplined, value-oriented approach and our awareness that volatility is not “risk” but rather a source of opportunities to add to investment returns through timely trims and additions. We believe senior gold producers remained attractive as they continued to trade below their historical relationship to the price of gold, but less so than at the beginning of the period.

We tend to be attracted to oligopolistic, strongly franchised telecom companies in markets with limited telecom penetration. We believe that many telecom firms, like many utilities, will benefit from emerging market population growth. During the period, the Fund’s utilities sector detracted from relative returns, with the Fund’s positions in Korea Electric Power Corporation (KEPCO) among the largest detractors from performance. KEPCO is an integrated electric utility company engaged in the generation, transmission and distribution of electricity in Korea. We continue to like KEPCO from a valuation and asset quality perspective, and took advantage of price weakness to add to KEPCO during the period.

Toward the end of the period the Egyptian protests against the 30-year rule of Hosni Mubarak caused turmoil throughout the country and investment community, which resulted in a decline of the portfolio’s Egyptian holdings. As of the end of the period we were continuing to monitor the political situation in Egypt and viewed our Egyptian holdings to be strong business franchises with solid fundamentals.

Positive selection of global energy companies that benefited from increases in the price of energy commodities was a strong driver of outperformance for the reporting period, and led relative returns. Argentine-based Petrobras Argentina S.A. and South Korean based S-Oil Corporation were among the Fund’s top contributors to performance. Businesses which have operational leverage to undervalued energy commodities will, in our opinion, see their stock prices rise along with commodity prices as stimulus liquidity increases commodity bids.

6	Nuveen Investments

The Fund’s consumer discretionary sector holdings also positively contributed to absolute and relative returns, with hotel and casino operator NagaCorp Limited among the portfolio’s top performers. Its share price nearly doubled during the period and the portfolio benefited accordingly.

Nuveen Tradewinds Global All-Cap Fund

The Fund’s Class A Shares at net asset value outperformed both the Lipper category average and the comparative index for the six-month period ended January 31, 2011.

Over this reporting period, the Fund continued to pursue its investment strategy of providing long-term capital appreciation by investing primarily in a diversified global portfolio of value equity securities. Our basic investment philosophy continued to be to search for good or improving business franchises around the globe whose securities were selling at a discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities. The Fund may invest up to 25% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

During the period, consumer discretionary and industrial sector stocks of companies that seemed likely to benefit from an economic recovery had a strong run, reflecting wide-ranging market optimism in these areas. Tradewinds doesn’t particularly share this broad sanguinity. While some of our portfolios did benefit from the recent appreciation in these sectors, we feel confident in our conviction that many of these names have outrun their fundamental values. During most of 2010, we trimmed many of our holdings in these sectors on price concerns.

During the period, Japan continued to offer a wide array of investment opportunities in businesses with strong balance sheets and management teams increasingly open to new approaches to unlocking value. Partially because the country was mired in tremendous amounts of sovereign debt, investors had priced Japanese equities at a significant discount to what we believed was their intrinsic value, fearing the uncertainty that such liabilities create. These discounts were so great, however, that we believed they had gone beyond the amount justified by the circumstances. As a result, we felt that investors were offering many Japanese stocks at a remarkable value. We viewed these opportunities in a manner similar to private equity investors, seeking businesses with strong cash balances and opportunities for positive change. As noted earlier, we are continuing to monitor the situation in Japan and adjust the Fund’s holdings as events unfold.

We’ve also found a similar circumstance in emerging markets, such as Brazil and Russia, and even frontier markets like Argentina, where many stocks reflect an enormous “uncertainty discount” which outstrips what we would consider to be a rational conservatism. The relatively heavier weightings of the Fund’s portfolio to Japanese and emerging market stocks underscores our confidence in this analysis.

Positive selection of global energy companies that benefited from increases in the price of energy commodities was a strong driver of the Fund’s outperformance for the

Nuveen Investments	7

reporting period. Canadian-based Cameco Corporation, the world’s largest uranium producer, was the top contributor to performance this period. Uranium is an example of a formerly out-of-favor energy commodity which has begun to elicit much more market appreciation. U.S. petroleum-refiner and marketer Tesoro Corporation was also among the Fund’s top positive contributors to performance.

In keeping with our disciplined investment approach, we trimmed many of our gold holdings because of their appreciation, sometimes buying back into them when they once again reached a reasonable price level. This is a reflection of our disciplined, value-oriented approach and our awareness that volatility is not “risk” but rather a source of opportunities to add to investment returns through timely trims and additions. We believe senior gold producers remained attractive as they continued to trade below their historical relationship to the price of gold, but less so than at the beginning of the period. All but one of the Fund’s holdings within the materials sector contributed to positive absolute performance. Canadian-based gold mining company Gabriel Resources Limited was also among the portfolio’s top contributors to performance during the period.

We tend to be attracted to oligopolistic, strongly franchised telecom companies in markets with limited telecom penetration. We believe that many telecom firms, like many utilities, will benefit from emerging market population growth. During the period, the Fund’s utilities and telecommunication services sectors detracted from relative returns, with the Fund’s positions in Korea Electric Power Corporation (KEPCO) and RusHydro JSC ADS also being among the largest detractors from performance. KEPCO, the Fund’s worst detractor from performance, is an integrated electric utility company engaged in the generation, transmission and distribution of electricity in Korea. We continue to like KEPCO from a valuation and asset quality perspective, and took advantage of price weakness to add to both KEPCO and RusHydro during the period.

Nuveen Tradewinds Global All-Cap Plus Fund

The Fund’s Class A Shares at net asset value outperformed both the Lipper category average and the comparative index for the six-month period ending January 31, 2011.

The Fund’s objective is to provide long-term capital appreciation by investing in securities selected using an opportunistic, value-oriented process. The “Plus” in the Fund’s name refers to the additional return the Fund seeks to achieve by taking short positions in stocks that are expected to underperform and using the proceeds from these short sales to take additional long positions in stocks that are expected to outperform. The Fund’s short position may range between 0% and 50% of the value of the Fund’s net assets.

Looking at the Fund’s long equity positions, consumer discretionary and industrial sector stocks of companies that seemed likely to benefit from an economic recovery had a strong run, reflecting wide-ranging market optimism in these areas. Tradewinds doesn’t particularly share this broad sanguinity. While the Fund’s portfolio did benefit from the recent appreciation in these sectors, we feel confident in our conviction that many of these names have outrun their fundamental values. For most of 2010, we trimmed many of our holdings in these sectors on price concerns.

During the period, Japan continued to offer a wide array of investment opportunities in businesses with strong balance sheets and management teams increasingly open to new

8	Nuveen Investments

approaches to unlocking value. Partially because the country was mired in tremendous amounts of sovereign debt, investors had priced Japanese equities at a significant discount to what we believed to be their intrinsic value, fearing the uncertainty that such liabilities create. These discounts were so great, however, that we believed they had gone beyond the amount justified by the circumstances. As a result, we felt that investors were offering many Japanese stocks at a remarkable value. We viewed these opportunities in a manner similar to private equity investors, seeking businesses with strong cash balances and opportunities for positive change. As noted earlier, we are continuing to monitor the situation in Japan and adjust the Fund’s holdings as events unfold.

We’ve also found a similar circumstance in emerging markets, such as Brazil and Russia, and even frontier markets like Argentina, where many stocks reflect an enormous “uncertainty discount” which outstrips what we would consider to be a rational conservatism. The relatively heavier weightings of the Fund’s portfolio to Japanese and emerging market stocks underscores our confidence in this analysis.

Positive selection of global energy companies that benefited from increases in the price of energy commodities was a strong driver of outperformance for the reporting period. Canadian-based Cameco Corporation, the world’s largest uranium producer, was the top contributor to performance this period. Uranium is an example of a formerly out-of-favor energy commodity which has begun to elicit much more market appreciation. U.S. petroleum-refiner and marketer Tesoro Corporation was also among the Fund’s top contributors to performance.

In keeping with our disciplined investment approach, we trimmed many of our gold holdings because of their appreciation, sometimes buying back into them when they once again reached a reasonable price level. This is a reflection of our disciplined, value-oriented approach and our awareness that volatility is not “risk” but rather a source of opportunities to add to investment returns through timely trims and additions. We believe senior gold producers remained attractive as they continued to trade below their historical relationship to the price of gold, but less so than at the beginning of the period. All but one of the Fund’s holdings within the materials sector contributed to positive absolute performance. Canadian-based gold mining company Barrick Gold Corporation was also among the portfolio’s top contributors to performance during the period.

We tend to be attracted to oligopolistic, strongly franchised telecom companies in markets with limited telecom penetration. We believe that many telecom firms, like many utilities, will benefit from emerging market population growth. During the period, the Fund’s utilities and telecommunication services sectors detracted from relative returns, with the Fund’s positions in Korea Electric Power Corporation (KEPCO) and RusHydro JSC ADS also being among the largest detractors from performance. KEPCO, the Fund’s worst detractor from performance, is an integrated electric utility company engaged in the generation, transmission and distribution of electricity in Korea. We continue to like KEPCO from a valuation and asset quality perspective, and took advantage of price weakness to add to both KEPCO and RusHydro during the period.

The Fund’s short exposure detracted from performance, with consumer names being the primary detractor to performance. The Fund’s short equity positions continued to focus on both the consumer discretionary and staples sectors, in what we believe are both over-valued

Nuveen Investments	9

stocks and industries with limited barriers to entry and/or over-capacity. The Fund also had smaller short concentrations in the technology, industrial, and materials sectors. Education provider Strayer Education Incorporated contributed most to short performance, even though the position was covered in August, while share price appreciation in quick service Mexican eatery Chipotle Mexican Grill Inc. and online retailer Amazon.com Incorporated both detracted most from performance during the reporting period.

Nuveen Tradewinds Global Flexible Allocation Fund

The Fund’s Class A Shares at net asset value posted positive returns, but underperformed both the Lipper category average and the comparative index for the six-month period ending January 31, 2011.

The Fund invests primarily in a diversified global portfolio of value equity securities, as well as corporate and governmental debt securities, and by opportunistically using leverage, primarily via writing options and shorting equities. Our basic investment philosophy continues to be to search for good or improving business franchises around the globe whose securities are selling below what we believe to be their intrinsic value.

For the Fund’s option strategy we were writing covered call options on individual stocks held in the Fund’s portfolio of investments to enhance returns while foregoing some upside potential, and bought a put option on a single stock to benefit in the event its price declines.

Based on the results of global markets during the period, Tradewinds continued to believe that monetary stimulus efforts are fueling an increase in asset prices rather than achieving the secular economic traction to which such efforts were supposedly directed. Accordingly, we believe that many equities are priced for unrealistic future revenue targets and record margins, and that bonds, both sovereign and corporate, are also priced at levels which seem difficult to sustain. That said, we believe certain equities, particularly asset-intensive smaller cap stocks, still can offer attractive upside potential and downside risk protection to the patient, diligent investor. Between the major asset classes of stocks, bonds and cash, we believe stocks offer the best protection against the erosion of purchasing power which can occur in an environment marked by reflationary endeavors.

Positive selection of global energy companies that benefited from increases in the price of energy commodities was a strong driver of absolute performance for the reporting period. Canadian-based Cameco Corporation, the world’s largest uranium producer, was the top contributor. Uranium is an example of a formerly out-of-favor energy commodity that has begun to elicit much more market appreciation. U.S. petroleum-refiner and marketer Tesoro Corporation was also among the Fund’s top contributors to positive performance.

During the period, the Fund’s utilities sector detracted from relative returns, with the Fund’s position in Korea Electric Power Corporation (KEPCO) being the largest detractor from performance. KEPCO is an integrated electric utility company engaged in the generation, transmission and distribution of electricity in Korea. We continue to like KEPCO from a valuation and asset quality perspective and continued to hold the position at the end of the period.

10	Nuveen Investments

The Fund holds a variety of fixed income positions that contributed positively to performance. We added both corporate bonds and asset-backed securities during the period. With bond yields remaining at relatively low levels, the Fund’s fixed income contributions came in the form of price appreciation from individual selections. With spreads tightened considerably since March 2009, it has become harder to find value opportunities in this asset class.

The Fund’s short exposure detracted from performance, with consumer equity names being the primary examples. The Fund’s short equity positions continued to focus on both the consumer discretionary and staples sectors, what we believe are both over-valued stocks and industries with limited barriers to entry and/or over-capacity. The Fund also had smaller concentrations in the technology, industrial, and materials sectors. Education provider Strayer Education Incorporated contributed most to short performance, even though the position was covered in August, while share price appreciation in quick service Mexican eatery Chipotle Mexican Grill Inc. and streaming and DVD movie and television episode subscription service provider Netflix Inc. both detracted most from performance during the reporting period.

Nuveen Tradewinds Global Resources Fund

The Fund’s Class A Shares at net asset value outperformed the Lipper category average and the comparative index and market benchmark during the six-month period ending January 31, 2011.

The Fund seeks to provide long-term capital appreciation by investing in a global portfolio of securities focused on energy and natural resource companies and companies in associated businesses, as well as utilities. Under normal market conditions, the Fund will invest at least 40% of its net assets in non-U.S. equity securities, and the Fund may invest up to 40% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Over this period, the Fund’s materials and energy sector holdings contributed the most to positive relative performance. In particular, Cameco Corporation, the world’s largest uranium producer, was a top contributor. The stock has started to recover because of uranium spot prices increasing from $45.5/lb to $72.5/lb.

Also positively contributing was Dundee Precious Metals Incorporated, a Canadian-based international precious metals mining company with operations located in Armenia, Bulgaria, Namibia, and Serbia. Dundee is a stock that is not followed very well by analysts, and the market has started to recognize the earnings potential of the company with the expansion of the existing mine in Bulgaria. In addition, costs are decreasing due to the acquisition of the smelter that treats its ore in Namibia, and gold prices have continued to increase.

Lihir Gold Limited is a gold producer in the Australasian region with operations in Papua New Guinea, Australia and West Africa. Newcrest Mining Limited is engaged in the exploration, development, mining and the sale of gold and gold/copper concentrates. In

Nuveen Investments	11

2010, Lihir was bought out by Newcrest at a premium, and all Lihir shares were converted into Newcrest Mining Limited shares. As a result, the stock price rallied on the news. During the reporting period, Newcrest was among the top contributors to performance.

Several stocks detracted from performance throughout the period including, MagIndustries Corporation, a Canadian-based company with four business units: MagMinerals, MagForestry, MagEnergy, and MagMetals. The company needed a third party to get financing for a potash project. As of the end of the reporting period, entities have shown interest, but no final deal had been announced. The market is concerned that they will not be able to develop the deposit.

Simmer and Jack Mines Limited, a gold mining and exploration company located in South Africa, also performed poorly. The company has been trying to turn around a high cost gold mine. It faced significant pressure because of a heavily levered balance sheet and strong rand. Nevertheless, we increased our position because we believed these issues were manageable and that the future looks promising.

Lastly, Centrais Elétricas Brasileiras SA (Eletrobras) is the largest integrated electric utility in Brazil, and it also detracted from performance. The company generates 40% of Brazil’s electricity, primarily through hydropower, and has 70% market share in transmission. The shares fell in mid-August after the company announced its intention to capitalize nearly $5 billion of its Brazilian real liabilities to the government by issuing new shares to the Brazilian Development Bank (BNDES) in the fourth quarter of 2010. While minority shareholders were able to participate, some dilution did occur. We view this event as value neutral and continue to believe that the company owns some of the most valuable power assets in the world. As a result, we increased our position in this holding.

Nuveen Tradewinds International Value Fund

The Fund’s Class A Shares at net asset value posted positive returns, but underperformed both the Lipper category average and the comparative index during the six months ending January 31, 2011.

Our investment strategy remained focused on seeking companies with strong franchises whose shares were trading at a significant discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund invests primarily in non-U.S. equity securities issued in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

In keeping with our disciplined investment approach, we trimmed many of our gold holdings because of their appreciation, sometimes buying back into them when they once again reached a reasonable price level. This is a reflection of our disciplined, value-oriented approach and our awareness that volatility is not “risk” but rather a source of opportunities to add to investment returns through timely trims and additions. We believe senior gold producers remained attractive as they continued to trade below their historical relationship to the price of gold, but less so than at the beginning of the period. The Fund’s holdings

12	Nuveen Investments

within the materials sector contributed to absolute performance. Canadian-based gold mining company Barrick Gold Corporation was among the Fund’s top contributors to performance.

During this period, Japan continued to offer a wide array of investment opportunities in businesses with strong balance sheets and management teams increasingly open to new approaches to unlocking value. Partially because the country was mired in tremendous amounts of sovereign debt, investors had priced Japanese equities at a significant discount to what we believed to be their intrinsic value, fearing the uncertainty that such liabilities create. These discounts were so great, however, that we believed they had gone beyond the amount justified by the circumstances. As a result, we felt that investors were offering many Japanese stocks at a remarkable value. We viewed these opportunities in a manner similar to private equity investors, seeking businesses with strong cash balances and opportunities for positive change. As noted earlier, we are continuing to monitor the situation in Japan and adjust the Fund’s holdings as events unfold.

We’ve also found a similar circumstance in emerging markets, such as Brazil and Russia, where many stocks reflect an enormous “uncertainty discount” that outstrips what we would consider to be a rational conservatism. The relatively heavier weightings of the Fund’s to Japanese and emerging market stocks underscores our confidence in this analysis.

Positive performance came from several areas for the period. Our considerable underweight in financial holdings, together with strong returns of the holdings we did have in that sector, was a driver of performance. In particular, our selection of Japanese financials outperformed the broader financial holdings of the benchmark. As leverage remains high and valuations remain rich throughout much of the commoditized financial sector, our light exposure to this group could remain in place for some time. Positive selection in the energy sector of companies benefiting from increases in the price of various energy commodities also added to relative performance, and led absolute returns. Royal Dutch Shell is an oil and gas company and was the largest individual contributor to absolute returns.

Another individual contributor to returns was Siemens AG. Siemens AG is Europe’s largest engineering conglomerate and is a top three leader in terms of revenue in their primary business segments. Siemens AG has outperformed for the past two quarters as its energy and industry orders increased. In addition, Siemens AG increased their annual dividend as they expect to see an increase in revenue and growth in 2011. Global trends continue to create additional demand in the emerging market power infrastructure, supplemented by upgrades to old infrastructure and through cost reduction.

The industrials and consumer discretionary sectors were the largest detractors to relative returns as the Fund’s holdings underperformed those of the benchmark. Industrials was the largest detractor to relative performance for the period. The largest detractor in the sector was Mabuchi Motors, primarily a manufacturer and distributor of small motors. The period was volatile for this stock. Throughout the period it bounced off lows but did not recover by the end of the period. Mabuchi Motors is a dominant player in the small motor market, and despite the share price weakness, we believe the company’s long-term fundamentals, as well as its intrinsic value, remain attractive.

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We tend to be attracted to oligopolistic, strongly franchised telecom companies in markets with limited telecom penetration. We believe that many telecom firms, like many utilities, will benefit from emerging market population growth. During the period, the Fund’s utilities sector detracted from relative returns, with the Fund’s positions in Korea Electric Power Corporation (KEPCO) among the largest detractors from performance. KEPCO is an integrated electric utility company engaged in the generation, transmission and distribution of electricity in Korea. We continue to like KEPCO from a valuation and asset quality perspective.

Another individual detractor to returns was Shiseido Company Limited, Japan’s largest cosmetics and beauty care products company. During the period, Shiseido Company Limited reported that the domestic mid-priced cosmetic sales struggled for the first half of their current fiscal year. This result and the fear of continued weak domestic sales put downward pressure on the stock price.

We continue to believe there is value in Japan and Russia. During the period, we initiated three positions in Japan: Sankyo Company, a manufacturer of Pachinko Machines, Toyota Motors, a global automotive company, and Japan West Rail Company, a provider of passenger rail transportation. In addition, a position in Gazprom, a Russian natural gas producer, was initiated.

Sega Sammy, a Japan based gaming company, Magna, an auto parts maker, Toyo Seikan a manufacturer and seller of metal, paper and glass containers and packaging, and Impala, a producer of platinum group metals, were eliminated from the Fund. We decided to exit or reduce these positions to pursue more favorable risk reward opportunities.

Nuveen Tradewinds Japan Fund

The Fund’s Class A Shares at net asset value for underperformed both Lipper category average and the comparative index for the six-month period ending January 31, 2011.

The Fund’s investment objective is to provide long-term capital appreciation by investing primarily in Japanese equity securities. Our basic investment philosophy centers on selecting equity securities through bottom-up fundamental research focusing on both absolute valuation and qualitative measures. The research-driven investment process seeks to add value through active management and through research focused on selecting companies that possess opportunities misperceived by the market.

During the period, Japan continued to offer a wide array of investment opportunities in businesses with strong balance sheets and management teams increasingly open to new approaches to unlocking value. Partially because the country holds large amounts of sovereign debt, investors had priced Japanese equities at a significant discount to what we believed was their intrinsic value because they feared the uncertainty that such liabilities create. These discounts were so great, however, that we believed they went beyond the amount justified by the circumstances. As a result, we felt that many Japanese stocks offered a remarkable value. We viewed these opportunities in a manner similar to private equity investors, seeking businesses with strong cash balances and opportunities for positive change.

14	Nuveen Investments

Although it happened after the end of this reporting period, we expect the March 2011 earthquake and tsunami will have a significant impact on the Japanese economy. At the time this report was prepared, it was too early to make a complete assessment of the impact of these events on all the Fund’s holdings. We will continue to monitor the situation carefully in the weeks and months ahead.

During the period we added three new positions: NKSJ Holdings Incorporated, a provider of insurance services; Toyota Motors, a global automotive company: and Japan West Rail Company, a provider of passenger rail transportation. Holdings in the consumer staples and consumer discretionary sectors were the largest detractors to relative returns, as the Fund’s positions underperformed those of the index. Two underperformers in the consumer staples sector were Shiseido Company Limited and Coca-Cola West. Shiseido Company Limited, Japan’s number one cosmetics and beauty care products company, reported that their domestic mid-priced cosmetic sales struggled for the first half of their fiscal year. This result, and the fear of continued weak domestic sales, put downward pressure on the stock price. Coca-Cola West, the largest Coke bottler in Japan, reported that in the first half of the current fiscal year total revenue was down primarily due to a decline in vending machine volume located in factories, offices and large retail stores. However, we believed the company remained well positioned, and we continued to hold Coca-Cola West shares at the end of the period.

Another detractor to the Fund’s return was Mabuchi Motors, primarily a manufacturer and distributor of small motors. The company is a dominant player in the small motor market, and despite the recent share price weakness, we believe the company’s long-term fundamentals, as well as its intrinsic value, remain positive.

The health care sector was the largest positive contributor to the Fund’s return, with Paramount Bed Company being the top performer for the sector. This firm is Japan’s largest maker of medical and nursing care beds, and it raised its expectations for the year after releasing its first half results. This news positively influenced the stock price during the period. We reduced this position to pursue what we think are more favorable risk/reward opportunities.

Positions in the energy sector also contributed positively to returns. The portfolio maintains an overweight allocation in this area that was comprised of a single investment in JX Holdings Incorporated. This is a petroleum and petro chemical product company, and they reported strong numbers during the period that supported an upward trend in the stock price.

Another positive contributor to returns was Mitsui & Company Limited ADS, Japan’s second largest trading company. This firm engages in various business activities, including the trading of products and commodities, export/import operations, and natural resources development. During the period, the company announced that profits increased, with the metals and energy and the mineral and metal resources segments leading the way.

Recent Events in Japan

After the end of the reporting period, on March 11, 2011, an earthquake caused a tsunami which inflicted significant loss of life and damage along the northeast coast of Japan. The tsunami also caused serious damage to the Fukushima nuclear plant, the full

Nuveen Investments	15

*	Since inception returns for the Nuveen Tradewinds Emerging Markets Fund and the Nuveen Tradewinds Japan Fund are from 12/29/08. Since inception returns for the Nuveen Tradewinds Global All-Cap Fund are from 3/28/06. Since inception returns for the Nuveen Tradewinds Global All-Cap Plus Fund are from 12/30/08. Since inception returns for the Nuveen Tradewinds Global Flexible Allocation Fund are from 5/27/10. Since inception returns for the Nuveen Tradewinds Global Resources Fund are from 12/15/06.

**	Effective October 7, 2002, based upon the determination of the Fund’s Board of Trustees and a shareholder vote, the Fund’s sub-adviser and primary investment strategy were changed. The Fund also changed its name from Nuveen International Growth Fund to the Nuveen NWQ International Value Fund. On March 1, 2006 Tradewinds assumed all of the subadvisory responsibilities for the Fund. Effective June 30, 2006, the Fund changed its name from Nuveen NWQ International Value Fund to Nuveen Tradewinds International Value Fund. There have been no changes in the Fund’s portfolio management personnel, investment objectives, policies, or day-to-day portfolio management practices.

1	The Lipper Emerging Markets Funds Category represents the average returns of the funds in the Lipper Emerging Markets Funds category. Average returns do not include the effects of sales charges or management fees. It is not possible to invest directly in an average.

2	The MSCI Emerging Markets Index is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Global Multi-Cap Value Funds Category represents the average returns of the funds in the Lipper Global Multi-Cap Value Funds category. Average returns do not include the effects of sales charges or management fees. It is not possible to invest directly in an average.

4	The MSCI ACWI (All Country World Index) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

5	The Lipper Long/Short Equity Funds Category represents the average returns of the 30 largest funds in the Lipper Long/Short Equity Funds category. Average returns do not include the effects of sales charges or management fees. It is not possible to invest directly in an average.

effects of which remain to be seen. The International Value Fund, Global All-Cap Fund, Global All-Cap Plus Fund and Japan Fund all have a significant portion of their portfolios invested in Japanese securities. The Japanese markets were down substantially in the days following the disaster. Although it is too early to make a complete assessment of the impact of these events on the Funds’ Japanese holdings, in their aftermath, Tradewinds has selectively increased the Funds’ holdings in certain companies that saw price declines while selectively trimming holdings in companies with significant price increases, and overall the Funds’ allocations to Japanese securities have not meaningfully changed. We will continue to monitor this situation closely in the weeks and months ahead.

Class A Shares – Average Annual Total Returns as of 1/31/11

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Nuveen Tradewinds Emerging Markets Fund
A Shares at NAV	17.21%	26.22%	49.80%
A Shares at Offer	10.49%	18.98%	45.62%
Lipper Emerging Markets Funds Category[1]	12.35%	21.70%	41.88%
MSCI Emerging Markets Index[2]	13.78%	22.48%	42.64%
Nuveen Tradewinds Global All-Cap Fund
A Shares at NAV	18.79%	26.30%	12.82%
A Shares at Offer	11.95%	19.03%	11.45%
Lipper Global Multi-Cap Value Funds Category[3]	15.83%	20.11%	5.04%
MSCI ACWI[4]	16.77%	19.61%	2.58%
Nuveen Tradewinds Global All-Cap Plus Fund
A Shares at NAV	17.86%	20.88%	36.87%
A Shares at Offer	11.07%	13.93%	33.05%
Lipper Long/Short Equity Funds Category[5]	8.31%	9.83%	13.86%
MSCI ACWI[4]	16.77%	19.61%	23.28%
Nuveen Tradewinds Global Flexible Allocation Fund
A Shares at NAV	8.76%	N/A	12.19%
A Shares at Offer	2.51%	N/A	5.74%
Lipper Global Flexible Portfolio Funds Category[6]	10.30%	N/A	12.77%
MSCI Barclays Index Blend[7]	13.41%	N/A	18.42%
Nuveen Tradewinds Global Resources Fund
A Shares at NAV	30.84%	41.92%	11.43%
A Shares at Offer	23.33%	33.77%	9.84%
Lipper Global Natural Resources Funds Category[8]	26.73%	24.56%	5.23%
MSCI ACWI[4]	16.77%	19.61%	-0.08%
Market Benchmark[9]	24.81%	28.75%	6.03%
Nuveen Tradewinds Japan Fund
A Shares at NAV	10.47%	12.70%	8.78%
A Shares at Offer	4.14%	6.21%	5.75%
Lipper Japanese Funds Category[10]	14.39%	12.54%	10.40%
MSCI Japan Index[11]	14.72%	13.43%	10.32%

16	Nuveen Investments

6	The Lipper Global Flexible Portfolio Funds Category represents the average returns of the 30 largest funds in the Lipper Global Flexible Portfolio Funds category. Average returns do not include the effects of sales charges or management fees. It is not possible to invest directly in an average.

7	The MSCI Barclays Index Blend is comprised of a weighting of 80% MSCI ACWI (see footnote 4) and 20% Barclays Capital U.S. Aggregate Bond Index, an unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in this index blend.

8	The Lipper Global Natural Resources Funds Category represents the average returns of the funds in the Lipper Global Natural Resources Funds category. Average returns do not include the effects of sales charges or management fees. It is not possible to invest directly in an average.

9	The Market Benchmark is comprised of a weighting of 60% MSCI ACWI Materials Sector Index, 20% MSCI ACWI Energy Sector Index, and 20% MSCI ACWI Industrials Sector Index. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

10	The Lipper Japanese Funds Category represents the average annualized returns of the funds in the Lipper Japanese Funds category. Average returns do not include the effects of sales charges or management fees. It is not possible to invest directly in an average.

11	The MSCI Japan Index is a capitalization-weighted Index, adjusted for free float. The index is designed to reflect the sectoral diversity of the Japanese equity markets. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

12	The Lipper International Multi-Cap Value Funds Category represents the average annualized returns of the funds in the Lipper International Multi-Cap Value Funds category. Average returns do not include the effects of sales charges or management fees. It is not possible to invest directly in an average.

13	The MSCI EAFE Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Nuveen Tradewinds International Value Fund**
A Shares at NAV	11.84%	14.62%	3.47%	5.81%
A Shares at Offer	5.39%	8.03%	2.25%	5.18%
Lipper International Multi-Cap Value Funds Category[12]	16.14%	17.10%	0.93%	4.11%
MSCI EAFE Index[13]	16.10%	15.38%	1.72%	3.75%

Six-month returns are cumulative. All other returns are annualized.

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight page later in this report for more complete performance data and expense ratios.

Nuveen Investments	17

Fund Spotlight as of 1/31/11 Nuveen Tradewinds Emerging Markets Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NTEAX	NTECX	NTERX	NTEIX
NAV	$41.59	$41.36	$41.52	$41.64
Latest Dividend[1]	$0.2067	—	$0.1112	$0.3027
Latest Capital Gain Distribution[2]	$0.6073	$0.6073	$0.6073	$0.6073
Latest Ordinary Income Distribution[3]	$1.1287	$1.1287	$1.1287	$1.1287
Inception Date	12/29/08	12/29/08	12/29/08	12/29/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 1/31/11

A Shares	NAV	Offer
1-Year	26.22%	18.98%
Since Inception	49.80%	45.62%

C Shares	NAV
1-Year	25.29%
Since Inception	48.68%

R3 Shares	NAV
1-Year	25.86%
Since Inception	49.39%

I Shares	NAV
1-Year	26.53%
Since Inception	50.17%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	4.28%	1.84%
Class C	4.86%	2.59%
Class R3	4.39%	2.09%
Class I	3.91%	1.59%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	27.05%	19.75%
Since Inception	54.59%	50.10%

C Shares	NAV
1-Year	26.12%
Since Inception	53.44%

R3 Shares	NAV
1-Year	26.69%
Since Inception	54.16%

I Shares	NAV
1-Year	27.37%
Since Inception	54.97%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$70,399
Number of Common Stocks	74

Top Five Common Stock Holdings[5]

Gazprom OAO, GDR	4.7%
Petrobras Petroleo Brasileiro, Sponsored ADR	4.0%
AngloGold Ashanti Limited, Sponsored ADR	3.9%
Gold Fields Limited, Sponsored ADR	3.3%
SafariCom Limited	3.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 31, 2010.

2	Paid December 15, 2010. Capital gains are subject to federal taxation.

3	Ordinary income distribution consists of short-term capital gains paid on December 15, 2010. Ordinary income is subject to federal taxation.

4	As a percentage of total investments as of January 31, 2011. Holdings are subject to change.

5	As a percentage of total common stocks as of January 31, 2011. Holdings are subject to change.

18	Nuveen Investments

Fund Spotlight (continued) as of 1/31/11 Nuveen Tradewinds Emerging Markets Fund

Country Allocation[1]
Brazil	13.4%
Russia	9.7%
South Africa	7.6%
Canada	6.5%
China	5.9%
Egypt	5.6%
South Korea	5.1%
Argentina	3.4%
Mexico	2.8%
Nigeria	2.8%
Turkey	2.5%
Kenya	2.4%
Hungary	2.2%
India	2.1%
Indonesia	2.0%
United Arab Emirates	1.5%
United States	1.3%
Malaysia	1.3%
Hong Kong	1.1%
Venezuela	0.9%
Kazakhstan	0.9%
Saudi Arabia	0.7%
Thailand	0.5%
Taiwan	0.5%
Slovenia	0.3%
Philippines	0.2%
Vietnam	0.1%
Short-Term Investments[2]	16.7%

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	15.0%
Metals & Mining	12.2%
Electric Utilities	9.0%
Wireless Telecommunication Services	8.1%
Diversified Telecommunication Services	4.8%
Commercial Banks	4.3%
Food Products	4.1%
Household Durables	3.7%
Construction Materials	3.3%
Capital Markets	2.6%
Short-Term Investments	16.7%
Other	16.2%

1	As a percentage of total investments as of January 31, 2011. Holdings are subject to change.

2	Denominated in United States currency.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Nuveen Investments	19

Fund Spotlight as of 1/31/11 Nuveen Tradewinds Global All-Cap Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NWGAX	NWGBX	NWGCX	NGARX	NWGRX
NAV	$29.18	$28.92	$28.96	$29.13	$29.16
Latest Dividend[1]	$0.5173	$0.3205	$0.3210	$0.4518	$0.5818
Latest Capital Gain Distribution[2]	$0.0581	$0.0581	$0.0581	$0.0581	$0.0581
Inception Date	3/28/06	3/28/06	3/28/06	3/03/09	3/28/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Shares are actual. The returns for Class R3 Shares are actual for the period since class inception on 3/03/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 1/31/11

A Shares	NAV	Offer
1-Year	26.30%	19.03%
Since Inception	12.82%	11.45%

B Shares	w/o CDSC	w/CDSC
1-Year	25.37%	21.37%
Since Inception	11.97%	11.70%

C Shares	NAV
1-Year	25.38%
Since Inception	12.00%

R3 Shares	NAV
1-Year	25.97%
Since Inception	12.50%

I Shares	NAV
1-Year	26.60%
Since Inception	13.07%

Expense Ratios
Share Class	Gross Expense Ratios
Class A	1.29%
Class B	2.04%
Class C	2.04%
Class R3	1.54%
Class I	1.04%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	23.38%	16.30%
Since Inception	13.10%	11.70%

B Shares	w/o CDSC	w/CDSC
1-Year	22.48%	18.48%
Since Inception	12.25%	11.98%

C Shares	NAV
1-Year	22.49%
Since Inception	12.28%

R3 Shares	NAV
1-Year	23.13%
Since Inception	12.80%

I Shares	NAV
1-Year	23.72%
Since Inception	13.36%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$1,695,418
Number of Common Stocks	88

Top Five Common Stock Holdings[4]

Nippon Telegraph and Telephone Corporation	4.7%
Barrick Gold Corporation	4.5%
Newmont Mining Corporation	4.4%
Eli Lilly and Company	3.3%
Cameco Corporation	3.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid on December 31, 2010.

2	Paid on December 15, 2010. Capital gains are subject to federal taxation.

3	As a percentage of total investments as of January 31, 2011. Holdings are subject to change.

4	As a percentage of total common stocks as of January 31, 2011. Holdings are subject to change.

20	Nuveen Investments

Fund Spotlight (continued) as of 1/31/11 Nuveen Tradewinds Global All-Cap Fund

Country Allocation[1]
United States	24.9%
Japan	18.0%
Canada	13.7%
France	6.0%
Norway	3.1%
Brazil	3.0%
South Africa	2.9%
Australia	2.7%
Russia	2.7%
Italy	2.6%
South Korea	2.2%
Singapore	1.0%
Indonesia	0.9%
Germany	0.9%
Finland	0.8%
Hong Kong	0.7%
Turkey	0.7%
Egypt	0.5%
China	0.2%
Thailand	0.2%
Short-Term Investments[2]	12.3%

Portfolio Composition[1]
Oil, Gas, & Consumable Fuels	17.0%
Metals & Mining	15.2%
Diversified Telecommunication Services	8.1%
Electric Utilities	6.6%
Pharmaceuticals	5.4%
Aerospace & Defense	4.2%
Food & Staples Retailing	3.4%
Health Care Providers & Services	2.6%
Capital Markets	2.5%
Commercial Banks	2.4%
Food Products	1.7%
Wireless Telecommunication Services	1.6%
Electrical Equipment	1.3%
Marine	1.2%
Short-Term Investments	12.3%
Other	14.5%

1	As a percentage of total investments as of January 31, 2011. Holdings are subject to change.

2	Denominated in United States currency.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Nuveen Investments	21

Fund Spotlight as of 1/31/11 Nuveen Tradewinds Global All-Cap Plus Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NPTAX	NPTCX	NTPRX	NPTIX
NAV	$34.95	$34.66	$34.90	$34.99
Latest Dividend[1]	$0.1178	$ —	$0.0388	$0.1970
Latest Capital Gain Distribution[2]	$0.2392	$0.2392	$0.2392	$0.2392
Latest Ordinary Income Distribution[3]	$0.9231	$0.9231	$0.9231	$0.9231
Inception Date	12/30/08	12/30/08	12/30/08	12/30/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 1/31/11

A Shares	NAV	Offer
1-Year	20.88%	13.93%
Since Inception	36.87%	33.05%

C Shares	NAV
1-Year	19.95%
Since Inception	35.83%

R3 Shares	NAV
1-Year	20.53%
Since Inception	36.50%

I Shares	NAV
1-Year	21.16%
Since Inception	37.23%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	3.07%	2.08%
Class C	3.55%	2.88%
Class R3	2.94%	2.37%
Class I	2.59%	1.88%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	19.17%	12.32%
Since Inception	38.11%	34.09%

C Shares	NAV
1-Year	18.27%
Since Inception	37.07%

R3 Shares	NAV
1-Year	18.81%
Since Inception	37.74%

I Shares	NAV
1-Year	19.46%
Since Inception	38.46%

Fund Allocation[4]
Common Stocks		119.1%
Short-Term Investments		14.1%
Common Stocks Sold Short		(34.0)%
Other[5]		0.8%

Portfolio Statistics
Net Assets ($000)		$44,847
Number of Long Common Stocks		90
Number of Common Stocks Sold Short		15

Top Five Long Common Stock Holdings[6]
Nippon Telegraph and Telephone Corporation		4.8%
Barrick Gold Corporation		4.3%
Newmont Mining Corporation		4.0%
Eli Lilly and Company		3.1%
Cameco Corporation		2.9%

Top Five Common Stock Sold Short Holdings[7]
AutoZone, Inc.		(13.6)%
Tiffany & Co.		(11.6)%
Chipotle Mexican Grill Inc.		(10.0)%
Panera Bread Company		(8.0)%
P.F. Changs China Bistro, Inc.		(7.8)%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 31, 2010.

2	Paid December 15, 2010. Capital gains are subject to federal taxation.

3	Ordinary income distribution consists of short-term capital gains paid on December 15, 2010. Ordinary income is subject to federal taxation.

4	As a percentage of total net assets as of January 31, 2011. Holdings are subject to change.

5	Other assets less liabilities.

6	As a percentage of total common stocks as of January 31, 2011. Holdings are subject to change.

7	As a percentage of total common stocks sold short as of January 31, 2011. Holdings are subject to change.

22	Nuveen Investments

Fund Spotlight (continued) as of 1/31/11 Nuveen Tradewinds Global All-Cap Plus Fund

Country Allocation[1]
United States	24.5%
Japan	19.1%
Canada	13.6%
France	5.8%
Brazil	3.3%
Norway	3.3%
Italy	2.9%
Russia	2.8%
Australia	2.8%
South Africa	2.6%
South Korea	1.9%
Indonesia	1.7%
Finland	0.9%
Singapore	0.9%
Germany	0.8%
Turkey	0.6%
Hong Kong	0.6%
Lebanon	0.5%
Egypt	0.4%
China	0.2%
Thailand	0.2%
Short-Term Investments[4]	10.6%

Portfolio Composition – Long Common Stocks[1]
Oil, Gas & Consumable Fuels	17.2%
Metals & Mining	14.7%
Diversified Telecommunication Services	8.8%
Electric Utilities	6.0%
Pharmaceuticals	5.4%
Aerospace & Defense	4.2%
Food & Staples Retailing	3.2%
Capital Markets	3.1%
Health Care Providers & Services	2.6%
Commercial Banks	2.6%
Wireless Telecommunication Services	1.9%
Food Products	1.6%
Electrical Equipment	1.4%
Marine	1.3%
Short-Term Investments	10.6%
Other	15.4%

Portfolio Composition – Short Common Stocks[2,3]
Specialty Retail	(31.9)%
Hotels, Restaurants & Leisure	(25.8)%
Chemicals	(11.7)%
Internet & Catalog Retail	(11.4)%
Software	(5.3)%
Food Products	(5.1)%
Computers & Peripherals	(4.1)%
Household Products	(2.8)%
Trading Companies & Distributors	(1.9)%

1	As a percentage of total investments (excluding common stocks sold short) as of January 31, 2011. Holdings are subject to change.

2	As a percentage of total common stocks sold short as of January 31, 2011. Holdings are subject to change.

3	97.2% of total common stocks sold short are denominated in United States currency.

4	Denominated in United States currency.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Nuveen Investments	23

Fund Spotlight as of 1/31/11 Nuveen Tradewinds Global Flexible Allocation Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
NAV	$22.33	$22.32	$22.35	$22.32
Latest Dividend[1]	$0.0967	$ —	$0.0440	$0.1494
Inception Date	5/27/10	5/27/10	5/27/10	5/27/10

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Cumulative Total Returns as of 1/31/11

A Shares	NAV	Offer
Since Inception	12.19%	5.74%

C Shares	NAV
Since Inception	11.60%

R3 Shares	NAV
Since Inception	11.97%

I Shares	NAV
Since Inception	12.35%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	26.84%	1.39%
Class C	27.59%	2.14%
Class R3	27.09%	1.64%
Class I	26.59%	1.13%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2013. The expense ratios are those shown in the most recent Fund prospectus.

Cumulative Total Returns as of 12/31/10

A Shares	NAV	Offer
Since Inception	12.04%	5.59%

C Shares	NAV
Since Inception	11.55%

R3 Shares	NAV
Since Inception	11.87%

I Shares	NAV
Since Inception	12.20%

Fund Allocation2

Portfolio Statistics
Net Assets ($000)	$2,892
Number of Long Common Stocks	60
Number of Common Stocks Sold Short	13

Top Five Long Common Stock Holdings[4]
Barrick Gold Corporation	5.4%
Nippon Telegraph and Telephone Corporation, ADR	4.9%
Wal-Mart Stores, Inc.	4.8%
Newmont Mining Corporation	4.7%
Cameco Corporation	4.3%

Top Five Common Stock Sold Short Holdings[5]
Tiffany & Co.	(12.6)%
Chipotle Mexican Grill Inc.	(10.7)%
Panera Bread Company	(9.2)%
E.I. Du Pont de Nemours and Company	(8.7)%
P.F. Changs China Bistro, Inc.	(8.4)%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight Page.

1	Paid on December 31, 2010.

2	As a percentage of total net assets as of January 31, 2011. Holdings are subject to change.

3	Other assets less liabilities.

4	As a percentage of total common stocks as of January 31, 2011. Holdings are subject to change.

5	As a percentage of total common stocks sold short as of January 31, 2011. Holdings are subject to change.

24	Nuveen Investments

Fund Spotlight (continued) as of 1/31/11 Nuveen Tradewinds Global Flexible Allocation Fund

Country Allocation[1]
United States	29.3%
Canada	10.6%
Japan	7.8%
France	4.0%
South Africa	3.7%
Italy	2.3%
Australia	2.2%
Brazil	1.9%
Norway	1.4%
Egypt	1.2%
Venezuela	1.2%
South Korea	1.2%
Russia	1.1%
India	0.8%
United Kingdom	0.7%
Finland	0.6%
Germany	0.6%
Turkey	0.6%
Indonesia	0.3%
Hong Kong	0.2%
Short-Term Investments[3]	28.3%

Portfolio Composition – Long Common Stocks[1]
Oil, Gas, & Consumable Fuels	14.2%
Metals & Mining	13.9%
Diversified Telecommunication Services	5.8%
Aerospace & Defense	5.8%
Pharmaceuticals	5.3%
Food & Staples Retailing	4.5%
Electric Utilities	3.9%
Communications Equipment	3.3%
Short-Term Investments	28.3%
Other	15.0%

Portfolio Composition – Short Common Stocks[2]
Hotels, Restaurants & Leisure	(28.3)%
Specialty Retail	(20.0)%
Chemicals	(16.8)%
Internet & Catalog Retail	(10.6)%
Computers & Peripherals	(8.3)%
Software	(6.4)%
Food Products	(6.2)%
Household Products	(3.4)%

1	As a percentage of total investments (excluding common stocks sold short and investments in derivatives) as of January 31, 2011. Holdings are subject to change.

2	As a percentage of total common stocks sold short as of January 31, 2011. Holdings are subject to change.

3	Denominated in United States currency.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Debt or fixed income securities are subject to credit risk and interest rate risk. The value of, and income generated by debt securities will decrease or increase based on changes in market interest rates. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risk of volatility is heightened for alternative investments or complex investment strategies.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Nuveen Investments	25

Fund Spotlight as of 1/31/11 Nuveen Tradewinds Global Resources Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NTGAX	NTGCX	NTGQX	NTRGX
NAV	$26.96	$26.61	$26.99	$27.05
Latest Dividend[1]	$0.2187	$0.0524	$0.1637	$0.2750
Latest Capital Gain Distribution[2]	$0.2445	$0.2445	$0.2445	$0.2445
Latest Ordinary Income Distribution[3]	$0.0616	$0.0616	$0.0616	$0.0616
Inception Date	12/15/06	12/15/06	9/29/09	12/15/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Class A, C and I Shares are actual. The returns for Class R3 Shares are actual for the period since inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 1/31/11

A Shares	NAV	Offer
1-Year	41.92%	33.77%
Since Inception	11.43%	9.84%

C Shares	NAV
1-Year	40.93%
Since Inception	10.59%

R3 Shares	NAV
1-Year	41.62%
Since Inception	11.12%

I Shares	NAV
1-Year	42.31%
Since Inception	11.68%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.95%	1.49%
Class C	2.77%	2.24%
Class R3	2.16%	1.74%
Class I	1.65%	1.24%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	33.82%	26.10%
Since Inception	11.95%	10.32%

C Shares	NAV
1-Year	32.90%
Since Inception	11.11%

R3 Shares	NAV
1-Year	33.54%
Since Inception	11.64%

I Shares	NAV
1-Year	34.14%
Since Inception	12.21%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$101,489
Number of Common Stocks	71

Top Five Common Stock Holdings[5]

Nexen Inc.	4.0%
Newcrest Mining Limited	3.6%
Chesapeake Energy Corporation	3.4%
Cameco Corporation	3.3%
Gold Fields Limited, Sponsored ADR	3.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid on December 31, 2010.

2	Paid on December 15, 2010. Capital gains are subject to federal taxation.

3	Ordinary income distribution consists of short-term capital gains paid on December 15, 2010. Ordinary income is subject to federal taxation.

4	As a percentage of total investments as of January 31, 2011. Holdings are subject to change.

5	As a percentage of total common stocks as of January 31, 2011. Holdings are subject to change.

26	Nuveen Investments

Fund Spotlight (continued) as of 1/31/11 Nuveen Tradewinds Global Resources Fund

Country Allocation[1]
Canada	27.1%
United States	16.9%
South Africa	9.2%
Australia	5.2%
Japan	4.9%
Russia	4.1%
Brazil	3.9%
United Kingdom	3.8%
France	2.8%
Indonesia	2.0%
Norway	2.0%
Italy	1.4%
Germany	1.3%
Mexico	1.2%
China	0.9%
South Korea	0.9%
Hong Kong	0.9%
Argentina	0.7%
Short-Term Investments[2]	10.8%

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	36.2%
Metals & Mining	31.1%
Food Products	7.2%
Chemicals	4.1%
Electric Utilities	3.7%
Short-Term Investments	10.8%
Other	6.9%

1	As a percentage of total investments as of January 31, 2011. Holdings are subject to change.

2	Denominated in United States currency.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Concentration in specific sectors or securities may involve greater risk and volatility than more diversified investments, including potentially adverse economic conditions and regulatory changes. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Nuveen Investments	27

Fund Spotlight as of 1/31/11 Nuveen Tradewinds International Value Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NAIGX	NBIGX	NCIGX	NTITX	NGRRX
NAV	$26.09	$24.87	$24.88	$26.30	$26.21
Latest Dividend[1]	$0.2369	$0.0540	$0.0541	$0.1781	$0.2985
Inception Date	12/20/99	12/20/99	12/20/99	8/04/08	12/20/99

Effective October 7, 2002, the Fund, pursuant to shareholder approval, (a) changed its name and primary investment strategy and (b) changed its sub-adviser. Therefore, the Fund’s total returns shown for the periods prior to October 7, 2002 are not necessarily indicative of the performance that the Fund, as currently managed, would have generated.

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Shares are actual. The returns for Class R3 Shares are actual for the period since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 1/31/11

A Shares	NAV	Offer
1-Year	14.62%	8.03%
5-Year	3.47%	2.25%
10-Year	5.81%	5.18%

B Shares	w/o CDSC	w/CDSC
1-Year	13.76%	9.76%
5-Year	2.69%	2.53%
10-Year	5.12%	5.12%

C Shares	NAV
1-Year	13.75%
5-Year	2.68%
10-Year	4.96%

R3 Shares	NAV
1-Year	14.33%
5-Year	3.18%
10-Year	5.47%

I Shares	NAV
1-Year	14.91%
5-Year	3.72%
10-Year	6.01%

Expense Ratios
Share Class	Gross Expense Ratios
Class A	1.39%
Class B	2.14%
Class C	2.14%
Class R3	1.63%
Class I	1.14%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	13.35%	6.81%
5-Year	4.60%	3.37%
10-Year	5.38%	4.76%

B Shares	w/o CDSC	w/CDSC
1-Year	12.48%	8.48%
5-Year	3.81%	3.65%
10-Year	4.69%	4.69%

C Shares	NAV
1-Year	12.47%
5-Year	3.81%
10-Year	4.55%

R3 Shares	NAV
1-Year	13.07%
5-Year	4.30%
10-Year	5.05%

I Shares	NAV
1-Year	13.60%
5-Year	4.85%
10-Year	5.59%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$1,384,979
Number of Common Stocks	56

Top Five Common Stock Holdings[3]

Barrick Gold Corporation	3.8%
Nippon Telegraph and Telephone Corporation, ADR	3.1%
SK Telecom Company Limited, ADR	3.1%
Suncor Energy, Inc.	3.0%
Nexen Inc.	2.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid on December 31, 2010.

2	As a percentage of total investments as of January 31, 2011. Holdings are subject to change.

3	As a percentage of total common stocks as of January 31, 2011. Holdings are subject to change.

28	Nuveen Investments

Fund Spotlight (continued) as of 1/31/11 Nuveen Tradewinds International Value Fund

Country Allocation[1]
Japan	31.3%
France	11.5%
Canada	11.4%
United Kingdom	5.7%
South Africa	5.3%
South Korea	4.3%
Netherlands	4.2%
Germany	3.3%
Australia	2.7%
Italy	2.6%
Brazil	2.5%
Belgium	2.1%
Finland	1.9%
Switzerland	1.3%
United States	1.3%
Russia	1.1%
Norway	1.1%
Short-Term Investments[2]	6.4%

Portfolio Composition[1]
Metals & Mining	13.9%
Oil, Gas, & Consumable Fuels	10.4%
Diversified Telecommunication Services	7.7%
Pharmaceuticals	6.7%
Wireless Telecommunication Services	4.8%
Electric Utilities	4.6%
Food & Staples Retailing	4.4%
Insurance	4.2%
Aerospace & Defense	2.9%
Communications Equipment	2.8%
Electrical Equipment	2.7%
Commercial Services & Supplies	2.6%
Personal Products	2.5%
Beverages	2.3%
Commercial Banks	2.2%
Household Durables	2.2%
Industrial Conglomerates	2.2%
Short-Term Investments	6.4%
Other	14.5%

1	As a percentage of total investments as of January 31, 2011. Holdings are subject to change.

2	Denominated in United States currency.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Nuveen Investments	29

Fund Spotlight as of 1/31/11 Nuveen Tradewinds Japan Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
NAV	$23.16	$23.12	$23.14	$23.17
Latest Dividend[1]	$0.2725	$0.1109	$0.2185	$0.3267
Inception Date	12/29/08	12/29/08	12/29/08	12/29/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 1/31/11

A Shares	NAV	Offer
1-Year	12.70%	6.21%
Since Inception	8.78%	5.75%

C Shares	NAV
1-Year	11.85%
Since Inception	7.96%

R3 Shares	NAV
1-Year	12.40%
Since Inception	8.49%

I Shares	NAV
1-Year	13.01%
Since Inception	9.05%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	4.24%	1.49%
Class C	4.99%	2.24%
Class R3	4.49%	1.74%
Class I	3.98%	1.24%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	17.60%	10.83%
Since Inception	9.73%	6.54%

C Shares	NAV
1-Year	16.76%
Since Inception	8.92%

R3 Shares	NAV
1-Year	17.29%
Since Inception	9.45%

I Shares	NAV
1-Year	17.93%
Since Inception	10.01%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$4,592
Number of Common Stocks	48

Top Five Common Stock Holdings[2]
NTT DoCoMo Inc., Sponsored ADR	3.4%
JS Group Corporation	3.2%
Obayashi Corporation	3.2%
Nippon Telegraph and Telephone Corporation, ADR	3.2%
Mitsui & Company Limited	3.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 31, 2010.

2	As a percentage of total investments as of January 31, 2011. Holdings are subject to change.

30	Nuveen Investments

Fund Spotlight (continued) as of 1/31/11 Nuveen Tradewinds Japan Fund

Portfolio Composition[1]
Commercial Services & Supplies	8.1%
Pharmaceuticals	7.1%
Electrical Equipment	5.8%
Personal Products	5.6%
Electronic Equipment & Instruments	5.0%
Household Durables	4.5%
Construction & Engineering	4.3%
Commercial Banks	4.2%
Insurance	3.7%
Wireless Telecommunication Services	3.4%
Food Products	3.3%
Leisure Equipment & Products	3.2%
Building Products	3.2%
Diversified Telecommunication Services	3.2%
Beverages	3.0%
Trading Companies & Distributors	3.0%
Textiles, Apparel & Luxury Goods	2.9%
Food & Staples Retailing	2.8%
Real Estate Management & Development	2.7%
Semiconductors & Equipment	2.5%
Oil, Gas & Consumable Fuels	2.5%
Other	16.0%
1	As a percentage of total investments as of January 31, 2011. Holdings are subject to change.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Concentration in specific countries may involve greater risk and volatility than more diversified investments, including potentially adverse economic conditions and regulatory changes. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Investments in small- and mid-cap companies are subject to greater volatility.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Nuveen Investments	31

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
Tradewinds Emerging Markets	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/11)	$1,172.10	$1,167.70	$1,170.30	$1,173.50	$1,015.98	$1,012.25	$1,014.72	$1,017.24
Expenses Incurred During Period	$10.02	$14.04	$11.38	$8.66	$9.30	$13.03	$10.56	$8.03

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.83%, 2.58%, 2.08% and 1.58% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
Tradewinds Global All-Cap	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/11)	$1,187.90	$1,183.30	$1,183.50	$1,186.60	$1,189.20	$1,018.90	$1,015.12	$1,015.12	$1,017.64	$1,020.16
Expenses Incurred During Period	$6.89	$11.01	$11.01	$8.27	$5.52	$6.36	$10.16	$10.16	$7.63	$5.09

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.25%, 2.00%, 2.00%, 1.50% and 1.00% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
Tradewinds Global All-Cap Plus	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/11)	$1,178.60	$1,173.60	$1,176.60	$1,180.20	$1,015.12	$1,011.29	$1,013.61	$1,016.33
Expenses Incurred During Period	$10.98	$15.12	$12.62	$9.67	$10.16	$13.99	$11.67	$8.94

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.00%, 2.76%, 2.30% and 1.76% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
Tradewinds Global Flexible Allocation	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/11)	$1,087.60	$1,083.50	$1,086.00	$1,088.70	$1,016.79	$1,012.55	$1,014.82	$1,017.80
Expenses Incurred During Period	$8.79	$13.18	$10.83	$7.74	$8.49	$12.73	$10.46	$7.48

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.67%, 2.51%, 2.06% and 1.47% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

32	Nuveen Investments

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
Tradewinds Global Resources	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/11)	$1,308.40	$1,303.70	$1,307.10	$1,309.70	$1,017.80	$1,014.01	$1,016.53	$1,019.06
Expenses Incurred During Period	$8.55	$12.89	$10.00	$7.10	$7.48	$11.27	$8.74	$6.21

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.47%, 2.22%, 1.72% and 1.22% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
Tradewinds International Value Fund	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/11)	$1,118.40	$1,114.20	$1,114.10	$1,117.20	$1,120.00	$1,018.40	$1,014.62	$1,014.62	$1,017.14	$1,019.66
Expenses Incurred During Period	$7.21	$11.19	$11.19	$8.54	$5.88	$6.87	$10.66	$10.66	$8.13	$5.60

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.35%, 2.10%, 2.10%, 1.60% and 1.10% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
Tradewinds Japan	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/11)	$1,104.70	$1,100.40	$1,103.30	$1,106.20	$1,017.74	$1,013.96	$1,016.48	$1,019.00
Expenses Incurred During Period	$7.85	$11.81	$9.17	$6.53	$7.53	$11.32	$8.79	$6.26

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.48%, 2.23%, 1.73% and 1.23% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Emerging Markets Fund

January 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 80.1%

	Aerospace & Defense – 0.4%

8,879	Embraer – Empresa Brasileiras de Aeronautica S/A, ADR	$293,007
	Capital Markets – 2.7%

266,028	EFG – Hermes Holdings SAE, (2)	1,063,385

207,660	GP Investments Ltd., GDR	847,109
	Total Capital Markets	1,910,494
	Chemicals – 1.8%

134,600	Fertilizantes Heringer S.A., (3)	624,976

61,592	Omnia Holdings Limited, (2), (3) DD	632,590
	Total Chemicals	1,257,566
	Commercial Banks – 4.3%

78,300	Bangkok Bank Public Company Limited, NVDR, (2)	378,737

8,257,692	First Bank of Nigeria PLC	837,054

94,511	Kazkommertsbank, 144A, GDR, (2), (3)	631,333

11,905,940	Zenith Bank PLC	1,198,028
	Total Commercial Banks	3,045,152
	Construction Materials – 3.3%

93,131	Cemex SAB de CV, Sponsored ADR	881,951

437,570	India Cements Limited, GDR, (2)	943,433

1,364,000	Luks Group Vietnam Holdings Company Limited, (2)	473,877
	Total Construction Materials	2,299,261
	Diversified Telecommunication Services – 4.9%

49,789	China Unicom Limited, ADR	819,527

26,974	KT Corporation, Sponsored ADR	530,848

27,254	PT Telekomunikasi Indonesia Tbk, ADR	916,279

440,413	Telecom Egypt SAE, (2)	1,202,477
	Total Diversified Telecommunication Services	3,469,131
	Electric Utilities – 9.3%

58,424	Centrais Electricas Brasileiras S.A. PFD B ADR	961,659

65,197	Centrais Electricas Brasileiras S.A., ADR	888,635

67,300	Eletrobras S.A.	904,358

62,858	Korea Electric Power Corporation, Sponsored ADR	800,182

15,604,210	Wholesale Generation Co.-3	858,231

34,822	Pampa Energia S.A., ADR	611,823

315,395	Federal Hydrogenerating, GDR, (2), (3)	1,566,136
	Total Electric Utilities	6,591,024
	Electronic Equipment & Instruments – 0.9%

136,799	China Security and Surveillance Techology Inc., (3)	652,531
	Food Products – 4.2%

93,600	BrasilAgro – Companhia Brasileira de Propriedades Agricolas, (3)	572,173

51,189	Cresud S.A.C.I.F.y.A., ADR	937,271

395,099	Gruma S.A.B de C.V., (3)	859,831

7,366	Industrias Bachoco S.A.B. de C.V., ADR	185,255

35,400	SLC Agricola SA	420,268
	Total Food Products	2,974,798

34	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services – 0.8%

64,400	Profarma Distribuidora de Produtos Farmaceuticos S.A.	$560,185
	Hotels, Restaurants & Leisure – 0.5%

1,576,000	NagaCorp Limited, (2)	338,415
	Household Durables – 1.7%

140,062	Oriental Weavers Group, (2)	780,139

197,799	Turk Sise ve Cam Fabrikalari A.S., (2)	407,010
	Total Household Durables	1,187,149
	Independent Power Producers & Energy Traders – 1.4%

946,250	Energy Development Corporation, (2)	124,126

39,056	Huaneng Power International Inc., Sponsored ADR	874,073
	Total Independent Power Producers & Energy Traders	998,199
	Insurance – 0.5%

188,000	Cathay Financial Holding Company Limited	349,641
	Metals & Mining – 12.3%

51,452	AngloGold Ashanti Limited, Sponsored ADR	2,214,494

81,226	Banro Corporation, (3)	252,272

14,923	Dundee Precious Metals Inc.	116,242

42,318	Gabriel Resources, Limited, (3)	309,773

49,491	Geovic Mining Corporation, (3)	32,620

118,651	Gold Fields Limited, Sponsored ADR	1,882,991

6,612	Impala Platinum Holdings Limited, (2)	188,247

13,067	Ivanhoe Mines Ltd., (3)	361,041

198,814	Medoro Resources Limited	418,932

9,475	Polyus Gold Company, Sponsored ADR, (2)	318,834

49,924	Polyus Gold Company, Sponsored GDR, (2)	1,683,014

23,925	Silver Standard Resources, Inc., (3)	551,711

2,658,996	Simmer & Jack Mines, (2), (3)	347,642
	Total Metals & Mining	8,677,813
	Oil, Gas & Consumable Fuels – 14.4%

189,065	Bankers Petroleum Limited	1,574,676

100,397	Gazprom OAO, GDR, (2)	2,658,797

7,200	Niko Resources Limited	701,054

20,811	Petrobras Argentina S.A., ADR	550,451

3,654	PetroChina Company Limited, ADR	508,893

912,000	PetroChina Company Limited, (2)	1,273,133

68,540	Petrobras Petroleo Brasileiro, Sponsored ADR	2,278,955

1,577,500	PT Medco Energi Internasional Tbk, (2)	567,285
	Total Oil, Gas & Consumable Fuels	10,113,244
	Paper & Forest Products – 0.4%

952,100	MagIndustries Corp., (3)	256,720
	Pharmaceuticals – 2.6%

14,569	EGIS Pharmaceutical PLC, (2)	1,570,817

2,875	Krka	251,924
	Total Pharmaceuticals	1,822,741

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Emerging Markets Fund (continued)

January 31, 2011

Shares	Description (1)				Value

	Real Estate Management & Development – 2.7%

1,123,846	Emaar Properties PJSC, (2)				$937,294

858,400	KLCC Property Holdings Berhad, (2)				953,556
	Total Real Estate Management & Development				1,890,850
	Textiles, Apparel & Luxury Goods – 1.2%

6,921,000	China Hongxing Sports Limited, (2)				840,572
	Tobacco – 1.4%

53,359	Eastern Tobacco Co., (2)				1,023,928
	Water Utilities – 1.5%

21,179	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR				1,049,843
	Wireless Telecommunication Services – 6.9%

15,354	MTN Group Limited, ADR, (2)				265,164

1,374	MTN Group Limited, (2)				23,549

6,478	NII Holdings Inc., (3)				271,946

32,097,800	SafariCom Limited, (2), DD				1,748,978

50,094	SK Telecom Company Limited, ADR				866,626

51,725	TIM Participacoes S.A.				191,143

1,739	TIM Participacoes S.A., ADR				66,082

14,411	Turkcell Iletisim Hizmetleri A.S., ADR				222,794

192,694	Turkcell Iletisim Hizmetleri A.S., (2)				1,187,513
	Total Wireless Telecommunication Services				4,843,795
	Total Common Stocks (cost $53,726,143)				56,446,059

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	SOVEREIGN DEBT – 0.5%

	Argentina – 0.5%

$350	Province of Buenos Aires., 144A, WI/DD	10.875%	1/26/21	B	$344,428
	Total Sovereign Debt (cost $341,249)				344,428

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	CONVERTIBLE BONDS – 0.6%

	Metals & Mining – 0.3%

$268	First Uranium Corporation, Convertible Bond	4.250%	6/30/12	N/A	$207,420
	Oil, Gas & Consumable Fuels – 0.3%

200	Dana Gas, Convertible Bond	7.500%	10/31/12	N/A	188,750
$468	Total Convertible Bonds (cost $377,554)				396,170

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	CORPORATE BONDS – 1.1%

	Construction Materials – 0.2%

$50	C10-Euro Capital Special Purpose Vehicle Limited, Guaranteed by Cemex SAB de CV	6.277%	6/30/17	B–	$45,867

100	Cemex C5 Capital Special Purpose Vehicle Limited, Series 2006, 144A	6.196%	12/31/11	B–	73,000
150	Total Construction Materials				118,867

36	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Oil, Gas & Consumable Fuels – 0.9%

$782	Pertoleos de Venezuela S.A.	4.900%	10/28/14	N/A	$514,688

225	Pertoleos de Venezuela S.A.	5.000%	10/28/15	N/A	135,338
1,007	Total Oil, Gas & Consumable Fuels				650,026
$1,157	Total Corporate Bonds (cost $737,791)				768,893

Shares	Description (1)	Coupon		Ratings (4)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 2.2%

	Household Durables – 2.2%

39,460	LG Electronics Inc.	0.000%		N/R	$1,534,416
	Total $25 Par (or similar) Preferred Securities (cost $1,438,420)				1,534,416

Shares	Description (1)				Value
	EQUITY LINKED CERTIFICATES – 1.7% (5)

	Wireless Telecommunication Services – 1.6%

36,223	CLSA Asian Securities Programme, Equity Linked Notes, Underlying Shares of Etihad Etisalat Company of Saudi Arabia, 144A				$516,902

83,270	CLSA Asian Securities Programme, Equity Linked Certificates, Underlying Shares of Bharti AirTel Limited, 144A				574,680
	Total Wireless Telecommunication Services				1,091,582
	Commercial Banks – 0.1%

119,788	HSBC Access Notes, Equity Linked Notes, Underlying Shares of Vietnam Export Import, 144A				93,435
	Total Equity Linked Certificates (cost $1,181,224)				1,185,017

Shares	Description (1)				Value
	COMMON STOCK RIGHTS – 0.0%

5,466	Centrais Eletricas Brasileiras S.A.				$262
	Total Common Stock Rights (cost $0)				262

Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 17.3%

$12,162	Repurchase Agreement with State Street Bank, dated 1/31/11, repurchase price $12,162,499, collateralized by $11,870,000 U.S. Treasury Notes, 2.500%, due 4/30/15, value $12,407,711	0.020%	2/01/11		$12,162,492
	Total Short-Term Investments (cost $12,162,492)				12,162,492
	Total Investments (cost $69,964,873) – 103.5%				72,837,737
	Other Assets Less Liabilities – (3.5)%				(2,438,554)
	Net Assets – 100%				$70,399,183

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Emerging Markets Fund (continued)

January 31, 2011

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Equity Linked Certificates provide the price appreciation or depreciation of a single stock; used to gain access to the return characteristics of small amounts of shares in countries with a costly or lengthy registration process. Similar to ADR, except that a third party (not the equity issuer) is responsible for paying stock returns under the note.

DD	Investment, or portion of investment, purchased on a delayed delivery basis.
WI/DD	Purchased on a when-issued or delayed delivery basis.
N/A	Not available.
N/R	Not rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

38	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global All-Cap Fund

January 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 87.7%

	Aerospace & Defense – 4.2%

359,954	Lockheed Martin Corporation	$28,652,338

1,166,000	Thales S.A., (2)	43,318,214
	Total Aerospace & Defense	71,970,552
	Airlines – 0.4%

173,900	WestJet Airlines Limited, Class A Variable Voting, (3)	2,384,428

281,851	WestJet Airlines Limited, 144A, (2)	3,864,597
	Total Airlines	6,249,025
	Beverages – 0.8%

1,036,000	Kirin Holdings Company, Limited, (2)	13,961,480
	Capital Markets – 2.5%

5,025,000	Daiwa Securities Group Inc., (2)	24,862,692

1,975,000	Uranium Participation Corporation, (3)	17,967,993
	Total Capital Markets	42,830,685
	Chemicals – 1.0%

38,000	Chugoku Marine Paints Limited, (2)	336,029

284,900	Shin Etsu Chemical Company Limited, (2)	16,040,320
	Total Chemicals	16,376,349
	Commercial Banks – 2.4%

925,000	77 Bank Limited, (2)	5,015,040

587,000	Bangkok Bank Public Company Limited, F Shares, (2)	2,867,651

5,308,000	Sumitomo Trust & Banking Company, Ltd., (2)	32,013,494
	Total Commercial Banks	39,896,185
	Commercial Services & Supplies – 0.9%

1,617,000	Toppan Printing Company Limited, (2)	14,706,852
	Communications Equipment – 0.4%

661,273	Nokia Corporation, ADR	7,075,620
	Computers & Peripherals – 0.5%

66,000	Japan Digital Laboratory Company, Ltd., (2)	713,195

235,800	Western Digital Corporation, (3)	8,021,916
	Total Computers & Peripherals	8,735,111
	Construction & Engineering – 0.5%

229,400	Shaw Group Inc., (3)	8,664,437
	Construction Materials – 0.9%

6,675,000	Sumitomo Osaka Cement Company, Limited, (2)	14,737,438
	Diversified Financial Services – 0.3%

438,000	Guoco Group Ltd., (2)	5,685,386
	Diversified Telecommunication Services – 8.1%

1,102,752	Deutsche Telekom AG, ADR, (2)	14,688,657

410,000	KT Corporation, Sponsored ADR	8,068,800

186,275	Nippon Telegraph and Telephone Corporation, ADR	4,327,168

1,513,000	Nippon Telegraph and Telephone Corporation, (2)	70,195,584

298,000	PT Telekomunikasi Indonesia Tbk, ADR	10,018,760

6,710,000	Singapore Telecommunications Limited, (2)	16,353,051

382,460	Telecom Egypt SAE, (2)	1,044,246

10,900,000	Telecom Italia S.p.A., (2)	12,978,265
	Total Diversified Telecommunication Services	137,674,531

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global All-Cap Fund (continued)

January 31, 2011

Shares	Description (1)	Value

	Electric Utilities – 6.5%

1,703,000	Centrais Electricas Brasileiras S.A., ADR, PFD B	$28,031,380

1,077,000	Electricite de France S.A., (2)	47,441,902

1,725,000	Korea Electric Power Corporation, Sponsored ADR	21,959,250

2,700,000	Federal Hydrogenerating, ADR, (2), (3)	13,410,096
	Total Electric Utilities	110,842,628
	Electrical Equipment – 1.4%

15,020	Areva S.A., Preferred	656,218

224,100	Areva S.A., (2)	10,968,475

587,200	Futaba Corporation, (2)	11,599,381
	Total Electrical Equipment	23,224,074
	Electronic Equipment & Instruments – 0.3%

660,800	Sanshin Electronics Company Limited, (2)	5,698,065
	Food & Staples Retailing – 3.4%

1,135,000	Kroger Co.	24,289,000

600,000	Wal-Mart Stores, Inc.	33,642,000
	Total Food & Staples Retailing	57,931,000
	Food Products – 1.7%

914,000	BrasilAgro Companhia Brasileira de Propiedades Agricolas, (3)	5,587,246

202,300	Nissin Foods Holdings Company Limited, (2)	7,189,480

960,000	Tyson Foods, Inc., Class A	15,792,000
	Total Food Products	28,568,726
	Health Care Providers & Services – 2.6%

1,250,000	Aetna Inc.	41,175,000

324,200	Profarma Distribuidora de Produtos Farmaceuticos S.A.	2,820,061
	Total Health Care Providers & Services	43,995,061
	Hotels, Restaurants & Leisure – 0.4%

31,196,000	NagaCorp Limited, (2)	6,698,722
	Household Durables – 0.4%

1,328,000	Oriental Weavers Group, (2)	7,396,898
	Insurance – 1.0%

693,000	MS & AD Insurance Group Holdings, Inc., (2)	16,518,607
	Internet Software & Services – 0.5%

280,000	eBay Inc., (3)	8,500,800
	Leisure Equipment & Products – 0.8%

1,974	Fields Corporation, (2)	3,085,643

188,700	Sankyo Company Ltd., (2)	10,472,760
	Total Leisure Equipment & Products	13,558,403
	Machinery – 0.9%

296,100	AGCO Corporation, (3)	15,012,270
	Marine – 1.2%

865,000	Stolt-Nielsen S.A., (2)	19,844,946
	Media – 0.7%

31,030	Hakuhodo DY Holdings Inc., (2)	1,770,976

5,950	TV Asahi Corporation, (2)	9,875,622
	Total Media	11,646,598

40	Nuveen Investments

Shares	Description (1)	Value

	Metals & Mining – 15.2%

355,000	AngloGold Ashanti Limited, Sponsored ADR	$15,279,200

1,395,000	Barrick Gold Corporation	66,276,450

461,910	Dundee Precious Metals Inc.	3,598,041

1,720,000	Gabriel Resources, Limited, (3)	12,590,603

1,790,000	Gold Fields Limited, (2), DD	28,312,652

6,455,000	Minara Resources Limited, (2)	5,875,565

1,081,000	Newcrest Mining Limited, (2)	40,038,403

1,180,000	Newmont Mining Corporation	64,982,600

458,000	Polyus Gold Company, ADR, (2)	15,411,700

37,299,869	Simmer & Jack Mines, DD, (2), (3)	4,876,648
	Total Metals & Mining	257,241,862
	Oil, Gas & Consumable Fuels – 17.0%

1,015,000	Bankers Petroleum Limited	8,453,688

1,150,000	Cameco Corporation	47,690,500

1,272,000	Chesapeake Energy Corporation	37,562,160

361,200	ConocoPhillips	25,811,352

2,210,000	ERG S.p.A., (2), (3)	31,608,347

1,200,000	Gazprom OAO, ADR, (2)	31,779,401

342,200	Nexen Inc.	8,606,330

13,296,500	PT Medco Energi Internasional Tbk, (2)	4,781,559

1,341,100	Statoil ASA, ADR	32,749,662

837,100	Suncor Energy, Inc.	34,748,021

1,263,000	Tesoro Corporation	24,312,750
	Total Oil, Gas & Consumable Fuels	288,103,770
	Paper & Forest Products – 0.4%

331,100	UPM – Kymmene Oyj, (2)	6,816,797
	Personal Products – 0.9%

578,400	KAO Corporation, (2)	15,129,136
	Pharmaceuticals – 5.4%

1,415,000	Eli Lilly and Company	49,199,550

323,500	Forest Laboratories, Inc., (3)	10,436,110

1,777,000	Pfizer Inc.	32,376,940
	Total Pharmaceuticals	92,012,600
	Road & Rail – 0.5%

2,200	West Japan Railway Company, (2)	8,398,965
	Software – 0.3%

188,600	Microsoft Corporation	5,228,935
	Textiles, Apparel & Luxury Goods – 0.2%

31,950,000	China Hongxing Sports Limited, (2)	3,880,403
	Trading Companies & Distributors – 1.0%

971,800	Mitsui & Company Limited, (2)	16,403,558
	Transportation Infrastructure – 0.1%

201,000	Kamigumi Company Limited, (2)	1,687,873
	Water Utilities – 0.4%

132,916	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	6,588,646

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global All-Cap Fund (continued)

January 31, 2011

Shares	Description (1)			Value

	Wireless Telecommunication Services – 1.6%

429,400	SK Telecom Company Limited, ADR			$7,428,620

2,180,000	TIM Participacoes S.A.			8,055,911

750,000	Turkcell Iletisim Hizmetleri A.S., ADR			11,595,000
	Total Wireless Telecommunication Services			27,079,531
	Total Common Stocks (cost $1,294,871,236)			1,486,572,525

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 12.3%

$209,250	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/11, repurchase price $209,250,312, collateralized by $211,640,000 U.S. Treasury Notes, 1.125%, due 1/15/12, value $213,438,940	0.020%	2/01/11	$209,250,196
	Total Short-Term Investments (cost $209,250,196)			209,250,196
	Total Investments (cost $1,504,121,432) – 100.0%			1,695,822,721
	Other Assets Less Liabilities – (0.0)%			(404,900)
	Net Assets – 100%			$1,695,417,821

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD	Investment, or portion of investment, purchased on a delayed delivery basis.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

42	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global All-Cap Plus Fund

January 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 119.1%

	Aerospace & Defense – 5.6%

12,589	Lockheed Martin Corporation, (3)	$1,002,084

40,400	Thales S.A., (3), (4)	1,500,906
	Total Aerospace & Defense	2,502,990
	Airlines – 0.2%

1,260	WestJet Airlines Limited, Class A Variable Voting, (2)	17,276

4,209	WestJet Airlines Limited, 144A, (4)	57,712
	Total Airlines	74,988
	Beverages – 1.1%

37,000	Kirin Holdings Company, Limited, (4)	498,624
	Capital Markets – 4.1%

206,000	Daiwa Securities Group Inc., (4)	1,019,247

92,200	Uranium Participation Corporation, (2)	838,810
	Total Capital Markets	1,858,057
	Chemicals – 1.6%

18,000	Chugoku Marine Paints Limited, (4)	159,172

9,700	Shin Etsu Chemical Company Limited, (4)	546,125
	Total Chemicals	705,297
	Commercial Banks – 3.5%

54,000	77 Bank Limited, (3), (4)	292,770

24,700	Bangkok Bank Public Company Limited, F Shares, (4)	120,666

188,000	Sumitomo Trust & Banking Company, Ltd., (4)	1,133,861
	Total Commercial Banks	1,547,297
	Commercial Services & Supplies – 1.2%

59,000	Toppan Printing Company Limited, (4)	536,614
	Communications Equipment – 0.6%

23,700	Nokia Corporation, ADR, (3)	253,590
	Computers & Peripherals – 0.8%

11,600	Japan Digital Laboratory Company, Ltd., (4)	125,349

7,350	Western Digital Corporation, (2), (3)	250,047
	Total Computers & Peripherals	375,396
	Construction & Engineering – 0.6%

7,650	Shaw Group Inc., (2), (3)	288,940
	Construction Materials – 1.4%

276,000	Sumitomo Osaka Cement Company, Limited, (3), (4)	609,368
	Diversified Financial Services – 0.5%

16,000	Guoco Group Limited, (4)	207,685
	Diversified Telecommunication Services – 11.7%

36,425	Deutsche Telekom AG, ADR, (3), (4)	485,181

13,700	KT Corporation, Sponsored ADR, (3)	269,616

475	Nippon Telegraph and Telephone Corporation, ADR, (3)	11,034

55,000	Nippon Telegraph and Telephone Corporation, (4)	2,551,723

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global All-Cap Plus Fund (continued)

January 31, 2011

Shares	Description (1)	Value

	Diversified Telecommunication Services (continued)

24,729	PT Telekomunikasi Indonesia Tbk, ADR, (3)	$831,389

220,000	Singapore Telecommunications Limited, (4)	536,166

11,000	Telecom Egypt SAE, (4)	30,034

451,400	Telecom Italia S.p.A., (3), (4)	537,467
	Total Diversified Telecommunication Services	5,252,610
	Electric Utilities – 8.0%

56,400	Centrais Electricas Brasileiras S.A., ADR, Preferred B, (3)	928,344

35,400	Electricite de France S.A., (3), (4)	1,559,372

48,400	Korea Electric Power Corporation, Sponsored ADR	616,132

100,300	Federal Hydrogenerating, ADR, (2), (4)	498,122
	Total Electric Utilities	3,601,970
	Electrical Equipment – 1.9%

684	Areva S.A., Preferred	29,884

8,210	Areva S.A., (4)	401,835

20,500	Futaba Corporation, (3), (4)	404,951
	Total Electrical Equipment	836,670
	Electronic Equipment & Instruments – 0.5%

27,400	Sanshin Electronics Company Limited, (4)	236,270
	Food & Staples Retailing – 4.3%

39,200	Kroger Co., (3)	838,880

19,500	Wal-Mart Stores, Inc., (3)	1,093,365
	Total Food & Staples Retailing	1,932,245
	Food Products – 2.1%

30,300	BrasilAgro Companhia Brasileira de Propiedades Agricolas, (2)	185,223

7,500	Nissin Foods Holdings Company Limited, (3), (4)	266,540

30,800	Tyson Foods, Inc., Class A, (3)	506,660
	Total Food Products	958,423
	Health Care Providers & Services – 3.5%

43,600	Aetna Inc., (3)	1,436,184

13,500	Profarma Distribuidora de Produtos Farmaceuticos S.A.	117,430
	Total Health Care Providers & Services	1,553,614
	Hotels, Restaurants & Leisure – 0.3%

644,000	NagaCorp Limited, (4)	138,286
	Household Durables – 0.5%

39,800	Oriental Weavers Group, (4)	221,684
	Insurance – 1.2%

23,100	MS & AD Insurance Group Holdings, Inc., (4)	550,620
	Internet Software & Services – 0.6%

8,400	eBay Inc., (2), (3)	255,024
	IT Services – 0.1%

1,500	TKC Corporation, (3), (4)	31,037
	Leisure Equipment & Products – 0.9%

7,600	Sankyo Company Ltd., (4)	421,796

44	Nuveen Investments

Shares	Description (1)	Value

	Machinery – 1.3%

11,353	AGCO Corporation, (2), (3)	$575,597
	Marine – 1.7%

32,823	Stolt-Nielsen S.A., (4)	753,030
	Media – 1.2%

2,180	Hakuhodo DY Holdings Inc., (4)	124,419

260	TV Asahi Corporation, (4)	431,540
	Total Media	555,959
	Metals & Mining – 19.6%

9,850	AngloGold Ashanti Limited, Sponsored ADR, (3)	423,944

48,300	Barrick Gold Corporation	2,294,733

19,251	Dundee Precious Metals Inc.	149,955

69,100	Gabriel Resources, Limited, (2)	505,820

57,900	Gold Fields Limited, (4)	915,811

298,500	Minara Resources Limited, (3), (4)	271,705

37,400	Newcrest Mining Limited, (4)	1,385,232

38,650	Newmont Mining Corporation, (3)	2,128,456

15,000	Polyus Gold Company, ADR, (3), (4)	504,750

1,654,000	Simmer & Jack Mines, (2), (4)	216,247
	Total Metals & Mining	8,796,653
	Oil, Gas & Consumable Fuels – 22.9%

36,825	Bankers Petroleum Limited	306,706

37,850	Cameco Corporation	1,569,640

47,250	Chesapeake Energy Corporation, (3)	1,395,293

12,100	ConocoPhillips, (3)	864,666

83,400	ERG S.p.A., (2), (3), (4)	1,192,822

45,200	Gazprom OAO, ADR, (4)	1,197,024

11,100	Nexen Inc.	279,165

542,000	PT Medco Energi Internasional Tbk, (4)	194,909

49,025	Statoil ASA, ADR, (3)	1,197,190

29,650	Suncor Energy, Inc.	1,230,772

44,000	Tesoro Corporation, (3)	847,000
	Total Oil, Gas & Consumable Fuels	10,275,187
	Paper & Forest Products – 0.7%

14,300	UPM-Kymmene Oyj, (4)	294,413
	Personal Products – 1.1%

19,000	KAO Corporation, (4)	496,981
	Pharmaceuticals – 7.1%

47,500	Eli Lilly and Company, (3)	1,651,575

12,400	Forest Laboratories, Inc., (2), (3)	400,024

62,900	Pfizer Inc., (3)	1,146,038
	Total Pharmaceuticals	3,197,637
	Real Estate Management & Development – 0.6%

14,200	Solidere, GDR, 144A, (4)	270,794
	Road & Rail – 0.6%

74	West Japan Railway Company, (4)	282,511

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global All-Cap Plus Fund (continued)

January 31, 2011

Shares	Description (1)			Value

	Software – 0.6%

9,250	Microsoft Corporation, (3)			$256,456
	Textiles, Apparel & Luxury Goods – 0.3%

1,017,000	China Hongxing Sports Limited, (3), (4)			123,517
	Trading Companies & Distributors – 1.2%

32,100	Mitsui & Company Limited, (4)			541,834
	Transportation Infrastructure – 0.3%

18,000	Kamigumi Company Limited, (4)			151,153
	Water Utilities – 0.6%

4,995	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR			247,602
	Wireless Telecommunication Services – 2.5%

15,000	SK Telecom Company Limited, ADR			259,500

109,600	TIM Participacoes S.A.			405,013

1,765	TIM Participacoes S.A., ADR, (3)			67,070

25,100	Turkcell Iletisim Hizmetleri A.S., ADR			388,046
	Total Wireless Telecommunication Services			1,119,629
	Total Common Stocks (cost $46,655,645)			53,388,048

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 14.1%

$6,331	Repurchase Agreement with State Street Bank, dated 1/31/11, repurchase price $6,331,010, collateralized by $6,180,000 U.S. Treasury Notes, 2.500%, due 4/30/15, value $6,459,954	0.020%	2/01/11	$6,331,007
	Total Short-Term Investments (cost $6,331,007)			6,331,007
	Total Investments (cost $52,986,652) – 133.2%			59,719,055

Shares	Description (1)			Value

	COMMON STOCKS SOLD SHORT - (34.0)%

	Chemicals - (4.0)%

(12,800)	E.I. Du Pont de Nemours and Company			$(648,704)

(17,925)	Sigma-Aldrich Corporation			(1,140,926)
	Total Chemicals			(1,789,630)
	Computers & Peripherals - (1.4)%

(1,830)	Apple, Inc. , (2)			(620,956)
	Food Products - (1.7)%

(23,300)	Green Mountain Coffee Roasters Inc. , (2)			(782,414)
	Hotels, Restaurants & Leisure - (8.7)%

(6,975)	Chipotle Mexican Grill Inc., (2)			(1,526,967)

(25,700)	P.F. Changs China Bistro, Inc.			(1,183,228)

(12,700)	Panera Bread Company, (2)			(1,213,612)
	Total Hotels, Restaurants & Leisure			(3,923,807)
	Household Products - (1.0)%

(7,925)	Reckitt Benckiser Group PLC, (4)			(430,742)
	Internet & Catalog Retail - (3.9)%

(6,575)	Amazon.com, Inc. , (2)			(1,115,383)

(2,875)	NetFlix.com Inc. , (2)			(615,480)
	Total Internet & Catalog Retail			(1,730,863)

46	Nuveen Investments

Shares	Description (1)	Value
	Software - (1.8)%

(6,200)	Salesforce.com, Inc. , (2)	$(800,668)
	Specialty Retail - (10.9)%

(8,175)	AutoZone, Inc. , (2)	(2,072,608)

(30,300)	Tiffany & Co.	(1,761,339)

(30,550)	Urban Outfitters, Inc. , (2)	(1,033,201)
	Total Specialty Retail	(4,867,148)
	Trading Companies & Distributors - (0.6)%

(4,950)	Fastenal Company	(287,397)
	Total Common Stocks Sold Short (proceeds $12,734,500)	(15,233,625)
	Other Assets Less Liabilities – 0.8%	361,592
	Net Assets – 100%	$44,847,022

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, segregated as collateral for securities lending.

(4)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	47

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global Flexible Allocation Fund

January 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 72.5%

	Aerospace & Defense – 6.7%

2,840	Finmeccanica SPA, (2)	$38,369

1,000	Lockheed Martin Corporation, (8)	79,600

2,025	Thales S.A., (2)	75,231
	Total Aerospace & Defense	193,200
	Beverages – 0.9%

2,000	Kirin Holdings Company, Limited, (2)	26,953
	Capital Markets – 0.8%

2,450	EFG-Hermes Holdings SAE, (2)	9,793

3,000	GP Investments Ltd., GDR	12,238
	Total Capital Markets	22,031
	Commercial Banks – 0.8%

4,000	Sumitomo Trust & Banking Company, Ltd., (2)	24,125
	Commercial Services & Supplies – 1.3%

4,000	Toppan Printing Company Limited, (2)	36,381
	Communications Equipment – 0.7%

2,000	Nokia Corporation, ADR	21,400
	Construction Materials – 0.9%

11,700	India Cements Limited, GDR, (2)	25,230
	Diversified Financial Services – 0.2%

240	Guoco Group Limited, ADR, (2)	6,298
	Diversified Telecommunication Services – 6.7%

1,600	Deutsche Telekom AG, ADR, (2)	21,312

500	KT Corporation, Sponsored ADR	9,840

4,400	Nippon Telegraph and Telephone Corporation, ADR, (8)	102,212

572	Telecom Egypt SAE, (2)	1,562

31,300	Telecom Italia S.p.A., (2)	37,268

450	Telus Corporation, (8)	21,380
	Total Diversified Telecommunication Services	193,574
	Electric Utilities – 4.6%

3,100	Centrais Electricas Brasileiras S.A., ADR, PFD B	51,026

900	Electricite de France S.A., (2), (8)	39,645

2,300	Korea Electric Power Corporation, Sponsored ADR	29,279

2,500	Federal Hydrogenerating, ADR, (2), (3)	12,425
	Total Electric Utilities	132,375
	Electrical Equipment – 0.6%

21	Areva S.A., Preferred	917

340	Areva S.A., (2)	16,641
	Total Electrical Equipment	17,558
	Food & Staples Retailing – 5.3%

2,400	Kroger Co., (8)	51,360

1,800	Wal-Mart Stores, Inc., (8)	100,926
	Total Food & Staples Retailing	152,286
	Food Products – 0.9%

1,500	Tyson Foods, Inc, Class A, (8)	24,675

48	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services – 1.7%

1,500	Aetna Inc., (8)	$49,410
	Household Durables – 0.7%

3,650	Oriental Weavers Group, (2)	20,330
	Insurance – 0.8%

1,000	MS & AD Insurance Group Holdings, Inc., (2)	23,836
	Leisure Equipment & Products – 0.6%

300	Sankyo Company Ltd., (2)	16,650
	Machinery – 0.5%

270	AGCO Corporation, (3)	13,689
	Marine – 0.5%

650	Stolt-Nielsen S.A., (2)	14,904
	Metals & Mining – 15.0%

1,400	AngloGold Ashanti Limited, Sponsored ADR, (8)	60,256

2,400	Barrick Gold Corporation, (8)	114,024

3,200	Gold Fields Limited, Sponsored ADR, (8)	50,784

2,025	Newcrest Mining Limited, (2)	75,003

1,800	Newmont Mining Corporation, (8)	99,126

725	Polyus Gold Company, ADR, (2)	24,396

97,000	Simmer & Jack Mines, DD, (2), (3)	12,692
	Total Metals & Mining	436,281
	Multi-Utilities – 0.0%

30	Ameren Corporation	851
	Oil, Gas & Consumable Fuels – 13.3%

475	Arch Coal Inc.	16,269

2,175	Cameco Corporation, (8)	90,197

1,400	Chesapeake Energy Corporation, (8)	41,342

140	ConocoPhillips	10,004

940	Gazprom OAO, ADR, (2)	24,894

1,400	Nexen Inc., (8)	35,210

27,500	PT Medco Energi Internasional Tbk, (2)	9,889

300	Range Resources Corporation, (8)	14,961

1,300	Statoil ASA, ADR, (8)	31,746

1,330	Suncor Energy, Inc., (8)	55,208

2,860	Tesoro Corporation, (8)	55,055
	Total Oil, Gas & Consumable Fuels	384,775
	Pharmaceuticals – 6.1%

500	AstraZeneca PLC, Sponsored ADR, (8)	24,450

2,200	Eli Lilly and Company, (8)	76,494

435	Forest Laboratories, Inc., (3), (8)	14,033

3,400	Pfizer Inc., (8)	61,948
	Total Pharmaceuticals	176,925
	Road & Rail – 0.4%

3	West Japan Railway Company, (2)	11,453
	Software – 0.9%

900	Microsoft Corporation, (8)	24,953

Nuveen Investments	49

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global Flexible Allocation Fund (continued)

January 31, 2011

Shares	Description (1)				Value

	Tobacco – 0.3%

500	Eastern Tobacco Co., (2)				$9,595
	Trading Companies & Distributors – 0.7%

1,200	Mitsui & Company Limited, (2)				20,255
	Wireless Telecommunication Services – 0.6%

1,200	Turkcell Iletisim Hizmetleri A.S., ADR, (8)				18,552
	Total Common Stocks (cost $1,937,632)				2,098,545

Shares	Description (1)	Coupon		Ratings (4)	Value
	CONVERTIBLE PREFERRED SECURITIES – 0.8%

	Communications Equipment – 0.8%

26	Lucent Technologies Capital Trust I	7.750%		B3	$23,634
	Total Convertible Preferred Securities (cost $19,370)				23,634

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	CONVERTIBLE BONDS – 4.3%

	Communications Equipment – 2.3%

$69	Lucent Technologies Inc., Series B	2.875%	6/15/25	B1	$65,981
	Energy Equipment & Services – 0.6%

17	Bristow Group Convertible Bond	3.000%	6/15/38	BB	17,404
	Metals & Mining – 1.0%

37	First Uranium Corporation	4.250%	6/30/12	N/R	28,636
	Oil, Gas & Consumable Fuels – 0.4%

11	Goodrich Petroleum Corporation	5.000%	10/01/29	N/R	11,165
$134	Total Convertible Bonds (cost $116,356)				123,186

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	CORPORATE BONDS – 2.7%

	Oil, Gas & Consumable Fuels – 2.7%

$58	Delta Petroleum Corporation	7.000%	4/01/15	CCC–	$38,860

17	Pertoleos de Venezuela SA	4.900%	10/28/14	N/R	11,186

47	Pertoleos de Venezuela SA	5.000%	10/28/15	N/R	28,271
122	Total Oil, Gas & Consumable Fuels				78,317
$122	Total Corporate Bonds (cost $77,114)				78,317

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	MORTGAGE-BACKED SECURITIES – 2.7%

	Residentials – 2.7%

$123	Fannie Mae Multiclass Certificates, Series 2010-128 (I/0)	3.500%	11/25/25	AAA	$16,908

286	Freddie Mac Multiclass Certificates, Series 2720 (I/0)	4.000%	1/15/24	AAA	34,690

88	Freddie Mac Multiclass Certificates, Series 3622 (I/0), (5)	5.000%	11/15/39	AAA	16,534

98	Freddie Mac Multiclass Certificates, Series 3766 (I/0)	3.500%	11/15/20	AAA	11,446
595	Total Residentials				79,578
$595	Total Mortgage-Backed Securities (cost $70,778)				79,578

50	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 32.9%

$948	Repurchase Agreement with State Street Bank, dated 1/31/11, repurchase price $948,376, collateralized by $930,000 U.S.Treasury Notes, 2.500% due 4/30/15, value $972,129	0.020%	2/01/11	$948,375
	Total Short-Term Investments (cost $948,375)			948,375
	Total Investments (cost $3,169,625) – 115.9%			3,351,635

Shares	Description (1)			Value
	COMMON STOCKS SOLD SHORT – (13.5)%

	Chemicals – (2.3)%

(670)	E.I. Du Pont de Nemours and Company			$(33,956)

(500)	Sigma-Aldrich Corporation			(31,825)
	Total Chemicals			(65,781)
	Computers & Peripherals – (1.1)%
(96)	Apple, Inc., (3)			(32,575)
	Food Products – (0.8)%
(722)	Green Mountain Coffee Roasters Inc., (3)			(24,245)
	Hotels, Restaurants & Leisure – (3.8)%

(191)	Chipotle Mexican Grill Inc., (3)			(41,814)

(712)	P.F. Changs China Bistro, Inc.			(32,780)

(376)	Panera Bread Company, (3)			(35,931)
	Total Hotels Restaurants & Leisure			(110,525)
	Household Products – (0.5)%
(247)	Reckitt Benckiser Group PLC, (2)			(13,425)
	Internet & Catalog Retail – (1.4)%

(130)	Amazon.com, Inc., (3)			(22,053)

(90)	NetFlix.com Inc., (3)			(19,267)
	Total Internet & Catalog Retail			(41,320)
	Software – (0.9)%
(195)	Salesforce.com, Inc., (3)			(25,182)
	Specialty Retail – (2.7)%

(850)	Tiffany & Co.			(49,411)

(860)	Urban Outfitters, Inc., (3)			(29,084)
	Total Specialty Retail			(78,495)
	Total Common Stocks Sold Short (proceeds $342,406)			(391,548)
	Other Assets Less Liabilities – (2.4)% (6)			(67,767)
	Net Assets – 100%			$2,892,320

Investments in Derivatives

Put Options Purchased outstanding at January 31, 2011:

Number of Contracts	Type	Notional Amount (7)	Expiration Date	Stike Price	Value

2	Autozone Inc.	$40,000	1/21/12	$200.0	$1,160
2	Total Put Options Purchased (premiums paid $4,478)	$40,000			$1,160

Nuveen Investments	51

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global Flexible Allocation Fund (continued)

January 31, 2011

Call Options Written outstanding at January 31, 2011:

Number of Contracts	Type	Notional Amount (7)	Expiration Date	Stike Price	Value

(15)	Aetna Inc.	$(52,500)	1/21/12	$35.0	$(4,290)

(7)	AngloGold Ashanti Limited	(31,500)	1/21/12	45.0	(3,290)

(5)	AstraZeneca PLC	(25,000)	1/21/12	50.0	(1,238)

(8)	Barrick Gold Corporation	(40,000)	1/21/12	50.0	(3,840)

(4)	Barrick Gold Corporation	(22,000)	1/21/12	55.0	(1,260)

(10)	Cameco Corporation	(40,000)	1/21/12	40.0	(6,050)

(7)	Chesapeake Energy Corporation	(17,500)	1/21/12	25.0	(4,393)

(7)	Chesapeake Energy Corporation	(21,000)	1/21/12	30.0	(1,869)

(4)	Electricite de France S.A.	(13,600)	9/17/11	34.0	(783)

(11)	Eli Lilly & Company	(38,500)	1/21/12	35.0	(1,859)

(4)	Forest Laboratories Inc.	(14,000)	1/21/12	35.0	(760)

(10)	Gold Fields Limited	(15,000)	1/21/12	15.0	(2,480)

(6)	Gold Fields Limited	(10,500)	1/21/12	17.5	(867)

(24)	Kroger Company	(54,000)	1/21/12	22.5	(3,480)

(2)	Lockheed Martin Corporation	(15,000)	1/21/12	75.0	(1,580)

(7)	Lockheed Martin Corporation	(56,000)	1/21/12	80.0	(3,640)

(9)	Microsoft Corporation	(27,000)	1/21/12	30.0	(1,314)

(9)	Newmont Mining Corporation	(51,750)	1/21/12	57.5	(5,018)

(3)	Nexen Inc.	(6,750)	3/19/11	22.5	(930)

(11)	Nexen Inc.	(24,750)	6/18/11	22.5	(4,125)

(20)	Nipon Telegraph & Telephone Corporation	(45,000)	3/19/11	22.5	(2,350)

(13)	Nipon Telegraph & Telephone Corporation	(32,500)	9/17/11	25.0	(572)

(34)	Pfizer Inc.	(68,000)	1/21/12	20.0	(2,363)

(2)	Range Resources Corporation	(7,500)	1/21/12	37.5	(2,950)

(8)	Statoil ASA, ADR	(16,000)	4/16/11	20.0	(3,680)

(1)	Statoil ASA, ADR	(2,250)	4/16/11	22.5	(240)

(10)	Suncor Energy Inc.	(40,000)	1/21/12	40.0	(6,250)

(4)	Telus Corporation	(16,000)	3/19/11	40.0	(3,020)

(14)	Tesoro Corporation	(28,000)	1/21/12	20.0	(3,458)

(6)	Turkcell Iletisim Hizmetleri A.S.	(9,000)	7/16/11	15.0	(732)

(6)	Turkcell Iletisim Hizmetleri A.S.	(10,500)	7/16/11	17.5	(144)

(15)	Tyson Foods Inc.	(26,250)	1/21/12	17.5	(2,478)

(9)	Wal-Mart Stores Inc.	(51,750)	1/21/12	57.5	(2,241)

(9)	Wal-Mart Stores Inc.	(54,000)	1/21/12	60.0	(1,407)
(314)	Total Call Options Written (premiums received $73,597)	$(988,100)			$(84,951)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)	Other Assets Less Liabilities includes Value and/or Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives.

(7)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(8)	Investment, or portion of investment, has been pledged as collateral for Call Options Written.

N/R	Not rated.

DD	Investment, or portion of investment, purchased on a delayed delivery basis.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

I/O	Interest Only Security.

See accompanying notes to financial statements.

52	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global Resources Fund

January 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 87.8%

	Chemicals – 4.0%

123,000	Chugoku Marine Paints Limited, (3)	$1,087,674

5,075	Mosaic Company	411,278

127,797	Omnia Holdings Limited, DD, (2), (3)	1,312,558

22,700	Shin Etsu Chemical Company Limited, (3)	1,278,046
	Total Chemicals	4,089,556
	Construction Materials – 1.6%

2,526,000	Luks Group Vietnam Holdings Company Limited, (3)	877,576

347,000	Sumitomo Osaka Cement Company, Limited, (3)	766,126
	Total Construction Materials	1,643,702
	Containers & Packaging – 1.0%

137,979	Cascades Inc.	1,000,376
	Electric Utilities – 3.6%

112,561	Centrais Electricas Brasileiras S.A., Preferred B ADR	1,819,802

21,346	Electricite de France S.A., (3)	940,292

71,135	Korea Electric Power Corporation, Sponsored ADR	905,549
	Total Electric Utilities	3,665,643
	Electrical Equipment – 1.9%

2,398	Areva S.A., Preferred	104,768

36,758	Areva S.A., (3)	1,799,104
	Total Electrical Equipment	1,903,872
	Energy Equipment & Services – 1.0%

5,814	Baker Hughes Incorporated	398,317

26,648	Weatherford International Limited, (2)	632,091
	Total Energy Equipment & Services	1,030,408
	Food Products – 7.1%

206,600	BrasilAgro Companhia Brasileira de Propiedades Agricolas, (2)	1,262,938

49,415	Fresh Del Monte Produce Inc., (2)	1,307,027

47,805	Industrias Bachoco S.A.B. de C.V., Sponsored ADR	1,202,296

6,611	KWS Saat AG	1,289,379

97,000	Nippon Meat Packers Inc., (3)	1,287,807

71,100	SLC Agricola SA	844,098
	Total Food Products	7,193,545
	Metals & Mining – 30.6%

448,981	Alumina Limited, (3)	1,075,928

37,016	Anglo American PLC, (2), (3)	1,814,819

66,790	AngloGold Ashanti Limited, Sponsored ADR	2,874,642

273,280	Banro Corporation, (2)	849,901

57,948	Barrick Gold Corporation	2,753,109

119,103	Dundee Precious Metals Inc.	927,751

445,036	Eastern Platinum Limited, (2)	711,098

612,729	First Uranium Corporation, (2)	605,784

1,170	Freeport-McMoRan Copper & Gold, Inc.	127,238

38,067	Gabriel Resources, Limited, (2)	278,655

218,125	Geovic Mining Corporation, (2)	143,768

Nuveen Investments	53

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global Resources Fund (continued)

January 31, 2011

Shares	Description (1)	Value

	Metals & Mining (continued)

181,533	Gold Fields Limited, Sponsored ADR	$2,880,929

48,263	Impala Platinum Holdings Limited, (3)	1,374,069

9,413	Ivanhoe Mines Limited, (2)	260,081

79,244	Kinross Gold Corporation	1,318,620

605,709	Medoro Resources Limited	1,276,323

979,194	Minara Resources Limited, (3)	891,296

87,706	Newcrest Mining Limited, (3)	3,248,481

23,945	Newmont Mining Corporation	1,318,651

46,101	NovaGold Resources Inc., (2)	612,682

9,186	NovaGold Resources Inc., 144A, (2)	122,082

65,505	Polyus Gold Company, Sponsored GDR, (3)	2,206,602

59,679	Silver Standard Resources, Inc., (2)	1,376,198

5,369,056	Simmer & Jack Mines, (2), (3)	701,959

143,500	Uranium Participation Corporation, (2)	1,305,523
	Total Metals & Mining	31,056,189
	Oil, Gas & Consumable Fuels – 35.7%

21,624	Arch Coal Inc.	740,622

213,979	Bankers Petroleum Limited	1,782,179

7,099	BP PLC, Sponsored ADR	336,990

70,743	Cameco Corporation	2,933,712

102,373	Chesapeake Energy Corporation	3,023,075

894	ConocoPhillips	63,885

24,255	CONSOL Energy Inc.	1,205,474

14,180	Devon Energy Corporation	1,257,624

70,691	Gazprom OAO, ADR, (3)	1,872,098

42,774	Goodrich Petroleum Corporation, (2)	907,664

15,430	Hess Corporation	1,297,972

142,921	Nexen Inc.	3,594,463

20,156	Niko Resources Limited	1,962,561

654,890	OPTI Canada Inc	451,265

9,156	Peabody Energy Corporation	580,674

26,324	Petrobras Energia S.A., ADR	696,270

6,680	PetroChina Company Limited, ADR	930,324

5,612,000	PT Medco Energi Internasional Tbk, (3)	2,018,133

39,995	Range Resources Corporation	1,994,551

45,890	Royal Dutch Shell PLC, Class A, (3)	1,616,775

573,359	Saras SpA, (3)	1,412,970

81,059	Statoil ASA, ADR	1,979,461

50,427	Suncor Energy, Inc.	2,093,225

74,158	Tesoro Corporation	1,427,541
	Total Oil, Gas & Consumable Fuels	36,179,508
	Paper & Forest Products – 0.9%

3,185,245	MagIndustries Corp., (2)	858,856
	Transportation Infrastructure – 0.4%

53,000	Kamigumi Company Limited, (3)	445,060
	Total Common Stocks (cost $77,847,602)	89,066,715

54	Nuveen Investments

Shares	Description (1)			Value

	COMMON STOCK RIGHTS – 0.0%

2,515	Centrais Eletricas Brasileiras S.A.			$121

16,112	Centrais Eletricas Brasileiras S.A., Class B			773
	Total Common Stock Rights (cost $0)			894

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 10.6%

$10,777	Repurchase Agreement with State Street Bank, dated 1/31/11, repurchase price $10,777,106, collateralized by $10,520,000 U.S. Treasury Notes, 2.500%, due 4/30/15, value $10,996,556	0.020%	2/01/11	$10,777,100
	Total Short-Term Investments (cost $10,777,100)			10,777,100
	Total Investments (cost $88,624,702) – 98.4%			99,844,709
	Other Assets Less Liabilities – 1.6%			1,644,004
	Net Assets – 100%			$101,488,713

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

DD	Investment or portion of investment purchased on a delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	55

Portfolio of Investments (Unaudited)

Nuveen Tradewinds International Value Fund

January 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 93.2%

	Aerospace & Defense – 2.9%

1,682,230	Embraer – Empresa Brasileiras de Aeronautica S.A.	$13,643,930

701,540	Thales S.A., (2)	26,063,002
	Total Aerospace & Defense	39,706,932
	Automobiles – 1.6%

262,562	Toyota Motor Corporation, Sponsored ADR	21,577,345
	Beverages – 2.2%

1,700,500	Coca Cola West Holdings Company, (2)	31,026,787
	Building Products – 1.6%

983,100	JS Group Corporation, (2)	21,485,004
	Capital Markets – 1.3%

1,025,141	UBS AG, (3)	18,411,532
	Commercial Banks – 2.2%

220,399	Societe Generale, (2)	14,236,246

2,750,000	Sumitomo Trust & Banking Company, Ltd., (2)	16,585,740
	Total Commercial Banks	30,821,986
	Commercial Services & Supplies – 2.6%

2,582,000	Dai Nippon Printing Co., Ltd., (2)	35,330,919
	Communications Equipment – 2.8%

3,844,264	Alcatel-Lucent, (2), (3)	12,810,708

2,471,166	Nokia Oyj, Sponsored ADR	26,441,476
	Total Communications Equipment	39,252,184
	Diversified Telecommunication Services – 7.7%

816,149	Belgacom S.A., (2)	29,311,980

1,749,865	Nippon Telegraph and Telephone Corporation, ADR	40,649,364

30,442,730	Telecom Italia S.p.A., (2)	36,247,136
	Total Diversified Telecommunication Services	106,208,480
	Electric Utilities – 4.6%

673,700	Centrais Electricas Brasileiras S.A., ADR	11,089,102

753,044	Centrais Electricas Brasileiras Electrobras S.A.	10,119,191

508,236	Electricite de France S.A., (2)	22,387,820

1,521,745	Korea Electric Power Corporation, Sponsored ADR	19,371,814
	Total Electric Utilities	62,967,927
	Electrical Equipment – 2.6%

21,362	Areva S.A.	933,297

256,350	Areva S.A., (2)	12,546,937

475,900	Mabuchi Motor Company Limited, (2)	23,455,016
	Total Electrical Equipment	36,935,250
	Electronic Equipment & Instruments – 2.0%

746,600	FujiFilm Holdings Corp., (2)	27,022,512
	Food & Staples Retailing – 4.3%

713,851	Carrefour SA, (2)	34,898,914

973,700	Seven & I Holdings, (2)	25,147,036
	Total Food & Staples Retailing	60,045,950

56	Nuveen Investments

Shares	Description (1)	Value

	Household Durables – 2.2%

887,000	Panasonic Corporation, (2)	$12,191,506

1,892,000	Sekisui House, Ltd., (2)	18,433,039
	Total Household Durables	30,624,545
	Industrial Conglomerates – 2.2%

235,604	Siemens AG	30,202,912
	Insurance – 4.2%

105,159	Allianz SE, (2)	14,617,864

505,370	Axis Capital Holdings Limited	17,981,065

1,077,800	MS & AD Insurance Group Holdings Inc., (2)	25,690,844
	Total Insurance	58,289,773
	Leisure Equipment & Products – 1.5%

367,500	Sankyo Company Ltd, (2)	20,396,075
	Media – 1.5%

924,518	Wolters Kluwer N.V., (2)	21,168,180
	Metals & Mining – 13.9%

5,352,824	Alumina Limited, (2)	12,827,383

751,041	AngloGold Ashanti Limited, Sponsored ADR	32,324,805

1,033,379	Barrick Gold Corporation	49,095,836

1,851,224	Gold Fields Limited, (2)	29,281,039

411,049	Impala Platinum Holdings Limited, (2)	11,702,744

1,916,943	Kinross Gold Corporation	31,897,932

670,943	Newcrest Mining Limited, (2)	24,850,588
	Total Metals & Mining	191,980,327
	Oil, Gas & Consumable Fuels – 10.3%

587,194	Gazprom OAO, ADR, (2)	15,550,561

1,510,064	Nexen Inc.	37,978,110

513,201	Royal Dutch Shell PLC, Class B, Sponsored ADR	36,216,595

607,547	Statoil ASA, (2)	14,763,637

925,225	Suncor Energy, Inc.	38,406,090
	Total Oil, Gas & Consumable Fuels	142,914,993
	Personal Products – 2.5%

508,100	KAO Corporation, (2)	13,290,308

1,072,300	Shiseido Company, Limited, (2)	21,606,168
	Total Personal Products	34,896,476
	Pharmaceuticals – 6.7%

575,961	AstraZeneca PLC, (2)	28,080,337

1,299,343	GlaxoSmithKline PLC, (2)	23,461,411

508,401	Sanofi-Aventis, S.A., (2)	34,745,500

132,200	Takeda Pharmaceutical Company, Limited, (2)	6,372,137
	Total Pharmaceuticals	92,659,385
	Road & Rail – 0.4%

1,855	West Japan Railway Company, (2)	7,081,855
	Semiconductors & Equipment – 1.5%

316,000	Rohm Company Limited, (2)	20,493,804

Nuveen Investments	57

Portfolio of Investments (Unaudited)

Nuveen Tradewinds International Value Fund (continued)

January 31, 2011

Shares	Description (1)			Value

	Software – 1.4%

72,000	Nintendo Co., Ltd., (2)			$19,467,736
	Textiles, Apparel & Luxury Goods – 1.7%

1,713,000	Wacoal Holdings Corporation, (2)			22,940,933
	Wireless Telecommunication Services – 4.8%

2,292,625	SK Telecom Company Limited, ADR			39,662,413

9,611,797	Vodafone Group PLC, (2)			26,976,458
	Total Wireless Telecommunication Services			66,638,871
	Total Common Stocks (cost $1,157,019,345)			1,290,548,673

Shares	Description (1)			Value
	COMMON STOCK RIGHTS – 0.0%

146,489	Centrais Eletricas Brasileiras S.A.			$7,030
	Total Common Stock Rights (cost $0)			7,030

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS - 6.3%

$87,840	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/11, repurchase price $87,839,588, collateralized by: $56,675,000 U.S. Treasury Bonds, 4.500%, due 8/15/39, value $ 57,459,028, $7,990,000 U.S. Treasury Notes, 3.500%, due 5/15/20, value $8,229,700 and $23,970,000 U.S. Treasury Notes, 2.625%, due 1/31/18, value $23,910,075	0.020%	2/01/11	$87,839,539
	Total Short-Term Investments (cost $87,839,539)			87,839,539
	Total Investments (cost $1,244,858,884) – 99.5%			1,378,395,242
	Other Assets Less Liabilities – 0.5%			6,583,423
	Net Assets – 100%			$1,384,978,665

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

58	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Japan Fund

January 31, 2011

Shares	Description (1)	Value

	Automobiles – 1.7%

926	Toyota Motor Corporation, Sponsored ADR	$76,099
	Beverages – 3.0%

3,200	Coca Cola West Holdings Company, (2)	58,386

6,000	Kirin Holdings Company, Limited, (2)	80,858
	Total Beverages	139,244
	Building Products – 3.2%

6,800	JS Group Corporation, (2)	148,610
	Capital Markets – 1.9%

18,000	Daiwa Securities Group Inc., (2)	89,060
	Chemicals – 1.7%

9,000	Chugoku Marine Paints Limited, (2)	79,586
	Commercial Banks – 4.2%

12,000	77 Bank Limited, (2)	65,060

21,000	Sumitomo Trust & Banking Company, Ltd, (2)	126,655
	Total Commercial Banks	191,715
	Commercial Services & Supplies – 8.0%

7,000	Dai Nippon Printing Co., Ltd., (2)	95,785

4,900	Duskin Company Limited, (2)	93,229

1,900	Secom Company, (2)	89,726

10,000	Toppan Printing Company Limited, (2)	90,951
	Total Commercial Services & Supplies	369,691
	Construction & Engineering – 4.3%

2,000	JGC Corporation, (2)	48,916

31,000	Obayashi Corporation, (2)	148,377
	Total Construction & Engineering	197,293
	Construction Materials – 1.0%

20,000	Sumitomo Osaka Cement Company, Limited, (2)	44,157
	Containers & Packaging – 1.6%

3,900	Toyo Seikan Kaisha, (2)	73,112
	Diversified Telecommunication Services – 3.2%

6,376	Nippon Telegraph and Telephone Corporation, ADR	148,114
	Electrical Equipment – 5.8%

6,700	Futaba Corporation, (2)	132,350

2,700	Mabuchi Motor Company Limited, (2)	133,071
	Total Electrical Equipment	265,421
	Electronic Equipment & Instruments – 5.0%

3,754	FujiFilm Holdings Corporation, ADR, (2)	135,857

900	Kyocera Corporation, (2)	93,892
	Total Electronic Equipment & Instruments	229,749
	Food & Staples Retailing – 2.8%

5,000	Seven & I Holdings, (2)	129,131
	Food Products – 3.3%

7,000	Nippon Meat Packers Inc., (2)	92,935

1,700	Nissin Foods Holdings Company Limited, (2)	60,416
	Total Food Products	153,351

Nuveen Investments	59

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Japan Fund (continued)

January 31, 2011

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 1.5%

2,600	Paramount Bed Company Limited, (2)	$69,212
	Household Durables – 4.5%

8,586	Panasonic Corporation, ADR	117,886

9,000	Sekisui House, Ltd., (2)	87,684
	Total Household Durables	205,570
	Insurance – 3.7%

5,200	MS & AD Insurance Group Holdings Inc., (2)	123,949

7,000	NKSJ Holdings Inc., (2)	47,786
	Total Insurance	171,735
	Leisure Equipment & Products – 3.2%

35	Fields Corporation, (2)	54,710

1,700	Sankyo Company Ltd, (2)	94,349
	Total Leisure Equipment & Products	149,059
	Media – 2.5%

1,160	Hakuhodo DY Holdings Inc., (2)	66,205

28	TV Asahi Corporation, (2)	46,474
	Total Media	112,679
	Oil, Gas & Consumable Fuels – 2.5%

17,100	JX Holdings Inc., (2), (3)	115,897
	Personal Products – 5.6%

5,200	KAO Corporation, (2)	136,016

5,900	Shiseido Company, Limited, (2)	118,881
	Total Personal Products	254,897
	Pharmaceuticals – 7.1%

2,500	Astellas Pharma Inc., (2)	95,507

5,100	Daiichi Sankyo Company Limited, (2)	110,855

1,500	Ono Pharmaceutical Company Limited, (2)	73,011

1,000	Takeda Pharmaceutical Company, Limited, (2)	48,201
	Total Pharmaceuticals	327,574
	Real Estate Management & Development – 2.7%

10,000	Daiwa House Industry Company Limited, (2)	122,178
	Road & Rail – 0.6%

6	West Japan Railway Company, (2)	22,906
	Semiconductors & Equipment – 2.5%

1,800	Rohm Company Limited, (2)	116,737
	Software – 2.4%

400	Nintendo Co., Ltd., (2)	108,154
	Textiles, Apparel & Luxury Goods – 2.9%

10,000	Wacoal Holdings Corporation, (2)	133,923
	Trading Companies & Distributors – 3.0%

8,100	Mitsui & Company Limited, (2)	136,724
	Transportation Infrastructure – 1.1%

6,000	Kamigumi Company Limited, (2)	50,384

60	Nuveen Investments

Shares	Description (1)	Value

	Wireless Telecommunication Services – 3.4%

8,746	NTT DoCoMo Inc., Sponsored ADR	$156,992
	Total Investments (cost $3,958,475) – 99.9%	4,588,954
	Other Assets Less Liabilities – 0.1%	3,488
	Net Assets – 100%	$4,592,442

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	61

Statement of Assets and Liabilities (Unaudited)

January 31, 2011

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus
Assets
Long-term investments, at value (cost $57,802,381, $1,294,871,236 and $46,655,645, respectively)	$60,675,245	$1,486,572,525	$53,388,048
Short-term investments (at cost, which approximates value)	12,162,492	209,250,196	6,331,007
Put options purchased, at value (premiums paid $—, $— and $—, respectively)	—	—	—
Cash	3,751	—	—
Cash denominated in foreign currencies (cost $—, $— and $83,272, respectively)	—	—	83,711
Receivables:
Dividends	47,931	511,794	19,453
From Adviser	—	—	—
Interest	17,353	116	4
Investments sold	—	583,297	321,877
Options sold	—	—	—
Reclaims	—	—	157
Shares sold	1,674,065	18,056,891	219,468
Other assets	9	24,531	16
Total assets	74,580,846	1,714,999,350	60,363,741
Liabilities
Cash overdraft denominated in foreign currencies (cost $425,387, $1,387,479 and $—, respectively)	425,373	1,385,570	—
Call options written, at value (premiums received $—, $— and $—, respectively)	—	—	—
Securities sold short, at value (proceeds $—, $— and $12,734,500, respectively)	—	—	15,233,625
Payables:
Investments purchased	3,632,705	13,494,725	151,627
Shares redeemed	32,360	2,585,572	23,622
Accrued expenses:
Management fees	26,964	1,149,827	26,101
12b-1 distribution and service fees	5,810	324,393	4,351
Other	58,451	641,442	77,393
Total liabilities	4,181,663	19,581,529	15,516,719
Net assets	$70,399,183	$1,695,417,821	$44,847,022
Class A Shares
Net assets	$18,068,277	$724,699,268	$14,443,400
Shares outstanding	434,485	24,839,619	413,313
Net asset value per share	$41.59	$29.18	$34.95
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$44.13	$30.96	$37.08
Class B Shares
Net assets	N/A	$3,281,287	N/A
Shares outstanding	N/A	113,477	N/A
Net asset value and offering price per share	N/A	$28.92	N/A
Class C Shares
Net assets	$3,198,929	$216,465,445	$1,741,833
Shares outstanding	77,350	7,475,796	50,251
Net asset value and offering price per share	$41.36	$28.96	$34.66
Class R3 Shares
Net assets	$72,617	$311,332	$53,752
Shares outstanding	1,749	10,687	1,540
Net asset value and offering price per share	$41.52	$29.13	$34.90
Class I Shares
Net assets	$49,059,360	$750,660,489	$28,608,037
Shares outstanding	1,178,268	25,741,762	817,719
Net asset value and offering price per share	$41.64	$29.16	$34.99
Net Assets Consist of:
Capital paid-in	$67,179,395	$1,489,833,204	$39,668,284
Undistributed net investment income	(337,907)	(17,443,544)	(186,600)
Accumulated net realized gain (loss)	683,192	31,328,100	1,131,513
Net unrealized appreciation (depreciation)	2,874,503	191,700,061	4,233,825
Net assets	$70,399,183	$1,695,417,821	$44,847,022
Authorized shares	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

62	Nuveen Investments

	Tradewinds Global Flexible Allocation	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan
Assets
Long-term investments, at value (cost $2,221,250, $77,847,602, $1,157,019,345 and $3,958,475, respectively)	$2,403,260	$89,067,609	$1,290,555,703	$4,588,954
Short-term investments (at cost, which approximates value)	948,375	10,777,100	87,839,539	—
Put options purchased, at value (premiums paid $4,478, $—, $— and $—, respectively)	1,160	—	—	—
Cash	488,876	—	38	20,459
Cash denominated in foreign currencies (cost $—, $—, $— and $—, respectively)	—	—	—	—
Receivables:
Dividends	—	1,407	3,424,100	3,920
From Adviser	187	—	—	33,813
Interest	4,515	6	49	—
Investments sold	22,308	—	—	—
Options sold	7,843	—	—	—
Reclaims	—	905	192,878	—
Shares sold	62,714	4,724,104	11,874,805	—
Other assets	—	14	56,568	4
Total assets	3,939,238	104,571,145	1,393,943,680	4,647,150
Liabilities
Cash overdraft denominated in foreign currencies (cost $10,110, $105,967, $75,092 and $—, respectively)	10,112	105,619	73,241	—
Call options written, at value (premiums received $73,597, $—, $— and $—, respectively)	84,951	—	—	—
Securities sold short, at value (proceeds $342,406, $—, $— and $—, respectively)	391,548	—	—	—
Payables:
Investments purchased	504,475	2,767,880	—	25,271
Shares redeemed	—	60,235	6,611,207	—
Accrued expenses:
Management fees	—	76,531	977,433	—
12b-1 distribution and service fees	712	20,219	222,427	435
Other	55,120	51,948	1,080,707	29,002
Total liabilities	1,046,918	3,082,432	8,965,015	54,708
Net assets	$2,892,320	$101,488,713	$1,384,978,665	$4,592,442
Class A Shares
Net assets	$1,277,172	$41,144,883	$629,435,286	$289,443
Shares outstanding	57,186	1,526,253	24,123,104	12,500
Net asset value per share	$22.33	$26.96	$26.09	$23.16
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$23.69	$28.60	$27.68	$24.57
Class B Shares
Net assets	N/A	N/A	$6,452,801	N/A
Shares outstanding	N/A	N/A	259,446	N/A
Net asset value and offering price per share	N/A	N/A	$24.87	N/A
Class C Shares
Net assets	$438,789	$15,979,009	$99,678,008	$288,988
Shares outstanding	19,661	600,563	4,005,688	12,500
Net asset value and offering price per share	$22.32	$26.61	$24.88	$23.12
Class R3 Shares
Net assets	$279,331	$82,046	$3,336,606	$289,293
Shares outstanding	12,500	3,040	126,849	12,500
Net asset value and offering price per share	$22.35	$26.99	$26.30	$23.14
Class I Shares
Net assets	$897,028	$44,282,775	$646,075,964	$3,724,718
Shares outstanding	40,194	1,637,193	24,647,366	160,763
Net asset value and offering price per share	$22.32	$27.05	$26.21	$23.17
Net Assets Consist of:
Capital paid-in	2,751,691	$90,684,331	$1,351,456,633	$3,939,351
Undistributed net investment income	(4,569)	(644,889)	454,358	(29,605)
Accumulated net realized gain (loss)	26,884	228,499	(100,706,259)	52,171
Net unrealized appreciation (depreciation)	118,314	11,220,772	133,773,933	630,525
Net assets	$2,892,320	$101,488,713	$1,384,978,665	$4,592,442
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

N/A Tradewinds Emerging Markets, Tradewinds Global All-Cap Plus, Tradewinds Global Flexible Allocation, Tradewinds Global Resources and Tradewinds Japan do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	63

Statement of Operations (Unaudited)

Six Months Ended January 31, 2011

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus
Investment Income
Dividends (net of foreign tax withheld of $9,267, $390,187 and $14,364, respectively)	$153,882	$7,964,716	$296,063
Interest	68,379	15,727	6,039
Total investment income	222,261	7,980,443	302,102
Expenses
Management fees	209,894	5,294,235	190,888
12b-1 service fees – Class A	14,474	697,539	12,905
12b-1 distribution and service fees – Class B	N/A	15,309	N/A
12b-1 distribution and service fees – Class C	7,485	824,446	6,983
12b-1 distribution and service fees – Class R3	941	997	729
Dividends expense on securities sold short	—	—	27,937
Shareholders’ servicing agent fees and expenses	10,042	548,715	12,163
Custodian’s fees and expenses	47,138	211,736	32,749
Enhanced custody expense	—	—	29,558
Trustees’ fees and expenses	397	13,675	393
Professional fees	21,230	43,117	15,367
Shareholders’ reports – printing and mailing expenses	—	67,797	5,838
Federal and state registration fees	30,107	133,775	65,853
Other expenses	664	11,896	248
Total expenses before custodian fee credit and expense reimbursement	342,372	7,863,237	401,611
Custodian fee credit	(81)	(475)	(25)
Expense reimbursement	(37,574)	—	(70,535)
Net expenses	304,717	7,862,762	331,051
Net investment income (loss)	(82,456)	117,681	(28,949)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	1,446,343	53,085,282	1,647,180
Options written	—	—	—
Securities sold short	—	—	120,180
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	1,953,932	149,821,720	5,852,249
Options purchased	—	—	—
Options written	—	—	—
Securities sold short	—	—	(1,896,479)
Net realized and unrealized gain (loss)	3,400,275	202,907,002	5,723,130
Net increase (decrease) in net assets from operations	$3,317,819	$203,024,683	$5,694,181

See accompanying notes to financial statements.

64	Nuveen Investments

	Tradewinds Global Flexible Allocation	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan
Investment Income
Dividends (net of foreign tax withheld of $293, $12,419, $732,588 and $3,170, respectively)	$7,792	$152,605	$9,343,326	$42,115
Interest	7,867	600	10,106	8
Total investment income	15,659	153,205	9,353,432	42,123
Expenses
Management fees	6,663	203,995	5,325,673	19,557
12b-1 service fees – Class A	698	21,809	711,491	349
12b-1 distribution and service fees – Class B	N/A	N/A	32,662	N/A
12b-1 distribution and service fees – Class C	1,540	41,347	479,045	1,390
12b-1 distribution and service fees – Class R3	680	187	6,195	697
Dividends expense on securities sold short	793	—	—	—
Shareholders’ servicing agent fees and expenses	121	21,924	1,011,530	119
Custodian’s fees and expenses	2,719	12,809	221,607	4,081
Enhanced custody expense	—	—	—	—
Trustees’ fees and expenses	17	533	13,212	46
Professional fees	30,896	13,281	78,807	15,067
Shareholders’ reports – printing and mailing expenses	6,605	5,738	255,480	5,825
Federal and state registration fees	18,456	26,130	48,880	24,046
Other expenses	3,905	347	18,670	72
Total expenses before custodian fee credit and expense reimbursement	73,093	348,100	8,203,252	71,249
Custodian fee credit	(65)	(25)	(122)	(18)
Expense reimbursement	(59,000)	(692)	—	(41,474)
Net expenses	14,028	347,383	8,203,130	29,757
Net investment income (loss)	1,631	(194,178)	1,150,302	12,366
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	8,625	958,360	31,616,382	55,099
Options written	17,125	—	—	—
Securities sold short	2,153	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	145,128	9,385,100	105,740,652	376,604
Options purchased	(2,790)	—	—	—
Options written	(7,896)	—	—	—
Securities sold short	(46,466)	—	—	—
Net realized and unrealized gain (loss)	115,879	10,343,460	137,357,034	431,703
Net increase (decrease) in net assets from operations	$117,510	$10,149,282	$138,507,336	$444,069

N/A	Tradewinds Emerging Markets, Tradewinds Global All-Cap Plus, Tradewinds Global Flexible Allocation, Tradewinds Global Resources and Tradewinds Japan do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	65

Statement of Changes in Net Assets (Unaudited)

	Tradewinds Emerging Markets		Tradewinds Global All-Cap		Tradewinds Global All-Cap Plus
	Six Months Ended 1/31/11	Year Ended 7/31/10	Six Months Ended 1/31/11	Year Ended 7/31/10	Six Months Ended 1/31/11	Year Ended 7/31/10
Operations
Net investment income (loss)	$(82,456)	$74,332	$117,681	$3,219,098	$(28,949)	$54,806
Net realized gain (loss) from:
Investments and foreign currency	1,446,343	835,854	53,085,282	48,105,647	1,647,180	838,716
Options written	—	—	—	—	—	—
Securities sold short	—	—	—	—	120,180	23,868
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	1,953,932	344,306	149,821,720	40,730,490	5,852,249	342,830
Options purchased	—	—	—	—	—	—
Options written	—	—	—	—	—	—
Securities sold short	—	—		—	(1,896,479)	(600,810)
Net increase (decrease) in net assets from operations	3,317,819	1,254,492	203,024,683	92,055,235	5,694,181	659,410
Distributions to Shareholders
From net investment income:
Class A	(73,329)	(4,766)	(11,661,534)	(691,096)	(44,144)	(1,886)
Class B	N/A	N/A	(35,703)	—	N/A	N/A
Class C	—	(2,086)	(2,149,199)	(2,092)	—	—
Class R3	(194)	(3,870)	(3,992)	(172)	(60)	(1,056)
Class I	(229,565)	(25,982)	(13,281,875)	(1,325,432)	(156,307)	(23,401)
From accumulated net realized gains:
Class A	(601,812)	(26,413)	(1,259,428)	—	(426,497)	(22,050)
Class B	N/A	N/A	(6,437)	—	N/A	N/A
Class C	(87,549)	(26,412)	(375,214)	—	(62,878)	(22,050)
Class R3	(2,995)	(26,413)	(547)	—	(1,790)	(22,050)
Class I	(835,588)	(120,759)	(1,235,733)	—	(894,795)	(178,898)
Decrease in net assets from distributions to shareholders	(1,831,032)	(236,701)	(30,009,662)	(2,018,792)	(1,586,471)	(271,391)
Fund Share Transactions
Proceeds from sale of shares	58,834,273	15,759,157	693,765,112	744,836,968	19,268,000	19,929,514
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,108,817	8,346	20,686,617	1,393,174	1,404,908	1,343
	59,943,090	15,767,503	714,451,729	746,230,142	20,672,908	19,930,857
Cost of shares redeemed	(10,194,094)	(598,920)	(124,979,639)	(306,567,896)	(2,430,950)	(1,838,704)
Redemption fees	273	141	48,939	50,271	211	923
Net increase (decrease) in net assets from Fund share transactions	49,749,269	15,168,724	589,521,029	439,712,517	18,242,169	18,093,076
Net increase (decrease) in net assets	51,236,056	16,186,515	762,536,050	529,748,960	22,349,879	18,481,095
Net assets at the beginning of period	19,163,127	2,976,612	932,881,771	403,132,811	22,497,143	4,016,048
Net assets at the end of period	$70,399,183	$19,163,127	$1,695,417,821	$932,881,771	$44,847,022	$22,497,143
Undistributed net investment income at the end of period	$(337,907)	$47,637	$(17,443,544)	$9,571,078	$(186,600)	$42,860

See accompanying notes to financial statements.

66	Nuveen Investments

	Tradewinds Global Flexible Allocation		Tradewinds Global Resources
	Six Months Ended 1/31/11	For the Period 5/27/10 (Commencement of Operations) through 7/31/10	Six Months Ended 1/31/11	Year Ended 7/31/10
Operations
Net investment income (loss)	$1,631	$(697)	$(194,178)	$(48,487)
Net realized gain (loss) from:
Investments and foreign currency	8,625	2,199	958,360	1,679,812
Options written	17,125	—	—	—
Securities sold short	2,153	(898)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency (1)	145,128	37,000	9,385,100	345,014
Options purchased (1)	(2,790)	(528)	—	—
Options written	(7,896)	(2,676)	—
Securities sold short	(46,466)	(3,458)	—	—
Net increase (decrease) in net assets from operations	117,510	30,942	10,149,282	1,976,339
Distributions to Shareholders
From net investment income:
Class A	(4,346)	—	(284,493)	(79,762)
Class B	N/A	N/A	N/A	N/A
Class C	—	—	(23,866)	(18,095)
Class R3	(550)	—	(497)	(1,033)
Class I	(3,238)	—	(303,090)	(201,333)
From accumulated net realized gains:
Class A	—	—	(300,707)	—
Class B	N/A	N/A	N/A	N/A
Class C	—	—	(114,269)	—
Class R3	—	—	(928)	—
Class I	—	—	(333,757)	—
Decrease in net assets from distributions to shareholders	(8,134)	—	(1,361,607)	(300,223)
Fund Share Transactions
Proceeds from sale of shares	1,748,163	1,000,000	83,911,906	14,967,349
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,939	—	945,269	124,618
	1,752,102	1,000,000	84,857,175	15,091,967
Cost of shares redeemed	(100)	—	(10,733,317)	(8,608,716)
Redemption fees	—	—	5,632	2,134
Net increase (decrease) in net assets from Fund share transactions	1,752,002	—	74,129,490	6,485,385
Net increase (decrease) in net assets	1,861,378	1,030,942	82,917,165	8,161,501
Net assets at the beginning of period	1,030,942	—	18,571,548	10,410,047
Net assets at the end of period	$2,892,320	$1,030,942	$101,488,713	$18,571,548
Undistributed net investment income at the end of period	$(4,569)	$1,934	$(644,889)	$161,235

(1)	Change in net unrealized appreciation (depreciation) of Options purchased has been reclassified from Change in net unrealized appreciation (depreciation) of Investments and foreign currency in the prior year for comparative purposes and to conform with presentation in the current year financial statements.
N/A	Tradewinds Emerging Markets, Tradewinds Global All-Cap Plus, Tradewinds Global Flexible Allocation and Tradewinds Global Resources do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	67

Statement of Changes in Net Assets (Unaudited) (continued)

	Tradewinds International Value		Tradewinds Japan
	Six Months Ended 1/31/11	Year Ended 7/31/09	Six Months Ended 1/31/11	Year Ended 7/31/10
Operations
Net investment income (loss)	$1,150,302	$12,026,477	$12,366	$30,336
Net realized gain (loss) from:
Investments and foreign currency	31,616,382	36,141,509	55,099	306
Options written	—	—	—	—
Securities sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	105,740,652	12,034,679	376,604	81,719
Options purchased	—	—	—	—
Options written	—	—	—	—
Securities sold short	—	—	—	—
Net increase (decrease) in net assets from operations	138,507,336	60,202,665	444,069	112,361
Distributions to Shareholders
From net investment income:
Class A	(5,550,573)	(1,307,670)	(3,406)	(2,083)
Class B	(14,221)	—	N/A	N/A
Class C	(214,163)	(190)	(1,386)	(219)
Class R3	(16,522)	(905)	(2,731)	(1,459)
Class I	(7,223,702)	(2,963,838)	(52,484)	(36,229)
From accumulated net realized gains:
Class A	—	—	—	(2,508)
Class B	—	—	N/A	N/A
Class C	—	—	—	(2,508)
Class R3	—	—	—	(2,508)
Class I	—	—	—	(33,568)
Decrease in net assets from distributions to shareholders	(13,019,181)	(4,272,603)	(60,007)	(81,082)
Fund Share Transactions
Proceeds from sale of shares	381,791,664	831,343,880	—	—
Proceeds from shares issued to shareholders due to reinvestment of distributions	10,472,350	2,857,781	2,687	—
	392,264,014	834,201,661	2,687	—
Cost of shares redeemed	(244,831,900)	(753,254,536)	—	(149,141)
Redemption fees	17,530	52,305	—	—
Net increase (decrease) in net assets from Fund share transactions	147,449,644	80,999,430	2,687	(149,141)
Net increase (decrease) in net assets	272,937,799	136,929,492	386,749	(117,862)
Net assets at the beginning of period	1,112,040,866	975,111,374	4,205,693	4,323,555
Net assets at the end of period	$1,384,978,665	$1,112,040,866	$4,592,442	$4,205,693
Undistributed net investment income at the end of period	$454,358	$12,323,237	$(29,605)	$18,036

N/A Tradewinds Japan does not offer Class B Shares.

See accompanying notes to financial statements.

68	Nuveen Investments

Financial Highlights (Unaudited)

Nuveen Investments	69

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS EMERGING MARKETS
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(f)	Total	Redemp- tion Fees(a)		Ending Net Asset Value
Class A (12/08)
2011(d)	$37.13	$(.12)	$6.53	$6.41	$(.21)	$(1.74)	$(1.95)	$—	**	$41.59
2010	31.45	.57	7.60	8.17	(.38)	(2.11)	(2.49)	—	**	37.13
2009(e)	20.00	.27	11.18	11.45	—	—	—	—		31.45
Class C (12/08)
2011(d)	36.90	(.29)	6.49	6.20	—	(1.74)	(1.74)	—	**	41.36
2010	31.31	.08	7.79	7.87	(.17)	(2.11)	(2.28)	—	**	36.90
2009(e)	20.00	.17	11.14	11.31	—	—	—	—		31.31
Class R3 (12/08)
2011(d)	37.06	(.15)	6.46	6.31	(.11)	(1.74)	(1.85)	—		41.52
2010	31.40	.24	7.84	8.08	(.31)	(2.11)	(2.42)	—	**	37.06
2009(e)	20.00	.24	11.16	11.40	—	—	—	—		31.40
Class I (12/08)
2011(d)	37.21	(.07)	6.54	6.47	(.30)	(1.74)	(2.04)	—	**	41.64
2010	31.49	.45	7.83	8.28	(.45)	(2.11)	(2.56)	—	**	37.21
2009(e)	20.00	.23	11.26	11.49	—	—	—	—		31.49

70	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

17.21%	$18,068	1.99	%*	(.73	)%*	1.83	%*	(.57	)%*	26%
26.41	6,121	4.31		(.89)		1.84		1.58		61
57.25	393	6.15	*	(2.34	)*	1.85	*	1.95	*	32

16.77	3,199	2.76	*	(1.58	)*	2.58	*	(1.39	)*	26
25.48	765	4.89		(2.08)		2.59		.22		61
56.55	391	6.89	*	(3.09	)*	2.60	*	1.20	*	32

17.03	73	2.25	*	(.91	)*	2.08	*	(.74	)*	26
26.10	463	4.42		(1.66)		2.09		.68		61
57.00	393	6.40	*	(2.59	)*	2.10	*	1.71	*	32

17.35	49,059	1.82	*	(.58	)*	1.58	*	(.34	)*	26
26.76	11,813	3.94		(1.09)		1.59		1.26		61
57.45	1,800	6.19	*	(2.99	)*	1.60	*	1.60	*	32

(a)	Per share Net Investment Income (Loss) and Redemptions Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the six months ended January 31, 2011.
(e)	For the period December 29, 2008 (commencement of operations) through July 31, 2009.
(f)	Distributions from Capital Gains include short-term capital gains, if any.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	71

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS GLOBAL ALL-CAP
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(h)	Total	Redemp- tion Fees(a)		Ending Net Asset Value
Class A (3/06)
2011(d)	$25.05	$—	$4.71	$4.71	$(.52)	$(.06)	$(.58)	$—	**	$29.18
2010	21.14	.11	3.86	3.97	(.06)	—	(.06)	—	**	25.05
2009	24.03	.13	(1.32)	(1.19)	(.11)	(1.59)	(1.70)	—	**	21.14
2008	25.54	.16	.09	.25	(.37)	(1.39)	(1.76)	—	**	24.03
2007	20.80	.18	4.77	4.95	(.15)	(.06)	(.21)	—	**	25.54
2006(e)	20.00	.04	.76	.80	—	—	—	—		20.80
Class B (3/06)
2011(d)	24.76	(.09)	4.63	4.54	(.32)	(.06)	(.38)	—	**	28.92
2010	20.99	(.09)	3.86	3.77	— **	—	—	—	**	24.76
2009	23.92	.01	(1.35)	(1.34)	—	(1.59)	(1.59)	—	**	20.99
2008	25.43	(.03)	.09	.06	(.18)	(1.39)	(1.57)	—	**	23.92
2007	20.74	.02	4.75	4.77	(.02)	(.06)	(.08)	—	**	25.43
2006(e)	20.00	.01	.73	.74	—	—	—	—		20.74
Class C (3/06)
2011(d)	24.79	(.10)	4.65	4.55	(.32)	(.06)	(.38)	—	**	28.96
2010	21.02	(.07)	3.84	3.77	— **	—	—	—	**	24.79
2009	23.94	— **	(1.33)	(1.33)	—	(1.59)	(1.59)	—	**	21.02
2008	25.45	(.03)	.09	.06	(.18)	(1.39)	(1.57)	—	**	23.94
2007	20.75	.01	4.77	4.78	(.02)	(.06)	(.08)	—	**	25.45
2006(e)	20.00	(.01)	.76	.75	—	—	—	—		20.75
Class R3 (3/09)
2011(d)	24.98	(.01)	4.67	4.66	(.45)	(.06)	(.51)	—	**	29.13
2010	21.09	.03	3.87	3.90	(.01)	—	(.01)	—	**	24.98
2009(f)	13.56	.08	7.45	7.53	—	—	—	—	**	21.09
Class I (3/06)(g)
2011(d)	25.06	.03	4.71	4.74	(.58)	(.06)	(.64)	—	**	29.16
2010	21.14	.18	3.85	4.03	(.11)	—	(.11)	—	**	25.06
2009	24.08	.18	(1.36)	(1.18)	(.17)	(1.59)	(1.76)	—	**	21.14
2008	25.59	.09	.22	.31	(.43)	(1.39)	(1.82)	—	**	24.08
2007	20.81	.26	4.77	5.03	(.19)	(.06)	(.25)	—	**	25.59
2006(e)	20.00	.08	.73	.81	—	—	—	—		20.81

72	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

18.79%	$724,699	1.25	%*	.02	%*	1.25	%*	.02	%*	24%
18.81	418,109	1.34		.44		1.34		.44		45
(2.22)	233,006	1.40		.74		1.40		.74		72
.95	273,879	1.29		.63		1.29		.63		54
23.88	211,912	1.29		.77		1.29		.77		22
4.00	66,065	1.48	*	.55	*	1.48	*	.56	*	5

18.33	3,281	2.00	*	(.67	)*	2.00	*	(.67	)*	24
17.96	2,841	2.09		(.39)		2.09		(.39)		45
(3.03)	2,622	2.15		.03		2.15		.03		72
.15	3,209	2.05		(.11)		2.05		(.11)		54
23.06	762	2.04		.07		2.04		.07		22
3.70	341	2.62	*	(.22	)*	2.27	*	.14	*	5

18.35	216,465	2.00	*	(.73	)*	2.00	*	(.73	)*	24
17.94	123,726	2.09		(.27)		2.09		(.27)		45
(2.98)	48,711	2.15		—	***	2.15		—	***	72
.16	53,299	2.04		(.13)		2.04		(.13)		54
23.10	27,666	2.04		.03		2.04		.03		22
3.75	5,397	2.30	*	(.11	)*	2.28	*	(.08	)*	5

18.66	311	1.50	*	(.04	)*	1.50	*	(.04	)*	24
18.52	387	1.59		.11		1.59		.11		45
55.53	233	1.66	*	1.01	*	1.66	*	1.01	*	72

18.92	750,660	1.00	*	.25	*	1.00	*	.25	*	24
19.10	387,819	1.09		.74		1.09		.74		45
(2.11)	118,560	1.15		1.01		1.15		1.01		72
1.20	84,493	1.08		.35		1.08		.35		54
24.22	6,213	1.05		1.09		1.05		1.09		22
4.10	1,564	1.64	*	.79	*	1.27	*	1.16	*	5

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the six months ended January 31, 2011.
(e)	For the period March 28, 2006 (commencement of operations) through July 31, 2006.
(f)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(h)	Distributions from Capital Gains include short-term capital gains, if any.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	73

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS GLOBAL ALL-CAP PLUS
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(g)	Total	Redemp- tion Fees(a)		Ending Net Asset Value
Class A (12/08)
2011(e)	$30.78	$(.05)	$5.50	$5.45	$(.12)	$(1.16)	$(1.28)	$—	**	$34.95
2010	28.89	— **	3.80	3.80	(.15)	(1.76)	(1.91)	—		30.78
2009(f)	20.00	.08	8.81	8.89	—	—	—	—		28.89
Class C (12/08)
2011(e)	30.55	(.17)	5.44	5.27	—	(1.16)	(1.16)	—		34.66
2010	28.77	(.20)	3.74	3.54	— **	(1.76)	(1.76)	—		30.55
2009(f)	20.00	(.02)	8.79	8.77	—	—	—	—		28.77
Class R3 (12/08)
2011(e)	30.72	(.02)	5.40	5.38	(.04)	(1.16)	(1.20)	—		34.90
2010	28.85	(.10)	3.81	3.71	(.08)	(1.76)	(1.84)	—		30.72
2009(f)	20.00	.05	8.80	8.85	—	—	—	—		28.85
Class I (12/08)
2011(e)	30.84	(.01)	5.52	5.51	(.20)	(1.16)	(1.36)	—		34.99
2010	28.94	.22	3.66	3.88	(.22)	(1.76)	(1.98)	—	**	30.84
2009(f)	20.00	.05	8.89	8.94	—	—	—	—		28.94

74	Nuveen Investments

		Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement(d)				Ratios to Average Net Assets After Reimbursement(c)(d)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

17.86%	$14,443	2.41	%*	(.68	)%*	2.00	%*	(.27	)%*	25%
13.21	4,272	3.19		(.98)		2.19		.02		130
44.45	361	6.92	*	(4.07	)*	2.25	*	.60	*	105

17.36	1,742	3.16	*	(1.42	)*	2.76	*	(1.02	)*	25
12.36	785	3.67		(1.31)		3.00		(.64)		130
43.85	360	7.67	*	(4.82	)*	3.00	*	(.15	)*	105

17.66	54	2.72	*	(.56	)*	2.30	*	(.13	)*	25
12.91	384	3.06		(.86)		2.51		(.31)		130
44.25	361	7.17	*	(4.32	)*	2.50	*	.35	*	105

18.02	28,608	2.16	*	(.46	)*	1.76	*	(.07	)*	25
13.47	17,057	2.71		—	***	2.00		.71		130
44.70	2,935	5.18	*	(2.90	)*	1.92	*	.36	*	105

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Each ratio includes the effect of dividends expense on securities sold short and enhanced custody expense as follows:

Ratios of Dividends Expense on Securities Sold Short to Average Net Assets			Ratios of Enhanced Custody Expense to Average Net Assets
Year Ended July 31,
Class A (12/08)
2011(e)	0.15	%*	0.17	%*
2010	0.13		0.26
2009(f)	0.31	*	0.09	*
Class C (12/08)
2011(e)	0.15	*	0.17	*
2010	0.17		0.27
2009(f)	0.31	*	0.09	*
Class R3 (12/08)
2011(e)	0.20	*	0.16	*
2010	0.17		0.26
2009(f)	0.31	*	0.09	*
Class I (12/08)
2011(e)	0.16	*	0.17	*
2010	0.16		0.28
2009(f)	0.21	*	0.11	*

(e)	For the six months ended January 31, 2011.
(f)	For the period December 30, 2008 (commencement of operations) through July 31, 2009.
(g)	Distributions from Capital Gains include short-term capital gains, if any.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	75

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout the period:

Class (Commencement Date)

		Investment Operations			Less Distributions

TRADEWINDS GLOBAL FLEXIBLE ALLOCATION
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(f)	Total	Ending Net Asset Value
Class A (5/10)
2011(d)	$20.63	$.04	$1.76	$1.80	$(.10)	$—	$(.10)	$22.33
2010(e)	20.00	(.01)	.64	.63	—	—	—	20.63
Class C (5/10)
2011(d)	20.60	(.04)	1.76	1.72	—	—	—	22.32
2010(e)	20.00	(.03)	.63	.60	—	—	—	20.60
Class R3 (5/10)
2011(d)	20.62	.02	1.75	1.77	(.04)	—	(.04)	22.35
2010(e)	20.00	(.02)	.64	.62	—	—	—	20.62
Class I (5/10)
2011(d)	20.64	.06	1.77	1.83	(.15)	—	(.15)	22.32
2010(e)	20.00	— **	.64	.64	—	—	—	20.64

76	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)(g)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

8.76%	$1,277	8.15	%*	(6.16	)%*	1.67	%*	.33	%*	30%
3.15	258	26.84	*	(25.66	)*	1.39	*	(.20	)*	42

8.35	439	11.34	*	(9.19	)*	2.51	*	(.37	)*	30
3.00	257	27.59	*	(26.41	)*	2.14	*	(.95	)*	42

8.60	279	11.72	*	(9.48	)*	2.06	*	.18	*	30
3.10	258	27.09	*	(25.91	)*	1.64	*	(.45	)*	42

8.87	897	9.00	*	(7.02	)*	1.47	*	.52	*	30
3.20	258	26.59	*	(25.41	)*	1.13	*	.05	*	42

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the six months ended January 31, 2011.
(e)	For the period May 27, 2010 (commencement of operations) through July 31, 2010.
(f)	Distributions from Capital Gains include short-term capital gains, if any.
(g)	Each ratio includes the effect of dividends expense on securities sold short as follows:

Ratio of Dividend Expense on Securities Sold Short to Average Net Assets
Year Ended July 31,
Class A (5/10)
2011(d)	0.09	*
2010(e)	—
Class C (5/10)
2011(d)	0.11	*
2010(e)	—
Class R3 (5/10)
2011(d)	0.12	*
2010(e)	—
Class I (5/10)
2011(d)	0.10	*
2010(e)	—

*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	77

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)

		Investment Operations			Less Distributions

TRADEWINDS GLOBAL RESOURCES
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(h)	Total	Redemp- tion Fees(a)		Ending Net Asset Value
Class A (12/06)
2011(d)	$21.00	$(.12)	$6.61	$6.49	$(.22)	$(.31)	$(.53)	$—	**	$26.96
2010	17.92	(.07)	3.52	3.45	(.37)	—	(.37)	—	**	21.00
2009	22.60	.03	(4.09)	(4.06)	—	(.62)	(.62)	—		17.92
2008	23.32	.01	.72	.73	(.60)	(.85)	(1.45)	—		22.60
2007(e)	20.00	.05	3.27	3.32	—	—	—	—		23.32
Class C (12/06)
2011(d)	20.69	(.18)	6.46	6.28	(.05)	(.31)	(.36)	—	**	26.61
2010	17.68	(.21)	3.46	3.25	(.24)	—	(.24)	—	**	20.69
2009	22.47	(.07)	(4.10)	(4.17)	—	(.62)	(.62)	—		17.68
2008	23.23	(.18)	.70	.52	(.43)	(.85)	(1.28)	—		22.47
2007(e)	20.00	(.05)	3.28	3.23	—	—	—	—		23.23
Class R3 (9/09)
2011(d)	21.02	(.09)	6.53	6.44	(.16)	(.31)	(.47)	—	**	26.99
2010(f)	19.63	(.11)	1.91	1.80	(.41)	—	(.41)	—	**	21.02
Class I (12/06)(g)
2011(d)	21.09	(.07)	6.62	6.55	(.28)	(.31)	(.59)	—	**	27.05
2010	17.99	(.02)	3.54	3.52	(.42)	—	(.42)	—	**	21.09
2009	22.63	.08	(4.10)	(4.02)	—	(.62)	(.62)	—		17.99
2008	23.38	.08	.68	.76	(.66)	(.85)	(1.51)	—	**	22.63
2007(e)	20.00	.09	3.29	3.38	—	—	—	—		23.38

78	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

30.84%	$41,145	1.47	%*	(.91 )%*	1.47	%*	(.91	)%*	8%
19.34	4,464	2.04		(.80)	1.58		(.34)		50
(16.58)	1,339	3.58		(1.78)	1.60		.20		65
2.92	370	3.83		(2.43)	1.58		(.18)		43
16.65	292	7.79	*	(6.10)*	1.58	*	.12	*	11

30.37	15,979	2.24	*	(1.46)*	2.22	*	(1.44	)*	8
18.40	4,603	2.86		(1.59)	2.33		(1.06)		50
(17.18)	640	4.29		(2.39)	2.35		(.45)		65
2.07	285	4.59		(3.20)	2.33		(.94)		43
16.15	290	8.53	*	(6.83)*	2.34	*	(.64	)*	11

30.71	82	1.77	*	(.74 )*	1.72	*	(.70	)*	8
9.17	64	2.25	*	(1.06)*	1.83	*	(.65	)*	50

30.97	44,283	1.22	*	(.53 )*	1.22	*	(.53	)*	8
19.63	9,440	1.74		(.51)	1.33		(.10)		50
(16.38)	8,431	3.12		(1.24)	1.35		.52		65
3.07	2,490	3.55		(2.08)	1.34		.14		43
16.90	292	7.52	*	(5.82)*	1.33	*	.37	*	11

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the six months ended January 31, 2011.
(e)	For the period December 15, 2006 (commencement of operations) through July 31, 2007.
(f)	For the period September 29, 2009 (commencement of operations) through July 31, 2010.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(h)	Distributions from Capital Gains include short-term capital gains, if any.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	79

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS INTERNATIONAL VALUE
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(g)	Total	Redemp- tion Fees(a)		Ending Net Asset Value
Class A (12/99)
2011(d)	$23.54	$.02	$2.77	$2.79	$(.24)	$—	$(.24)	$—	**	$26.09
2010	22.24	.23	1.14	1.37	(.07)	—	(.07)	—	**	23.54
2009	29.89	.23	(4.82)	(4.59)	(.18)	(2.88)	(3.06)	—	**	22.24
2008	34.42	.15	(.90)	(.75)	(.45)	(3.33)	(3.78)	—	**	29.89
2007	30.05	.36	4.76	5.12	(.27)	(.48)	(.75)	—	**	34.42
2006	25.43	.57	4.21	4.78	(.17)	—	(.17)	.01		30.05
Class B (12/99)
2011(d)	22.37	(.07)	2.62	2.55	(.05)	—	(.05)	—	**	24.87
2010	21.24	.06	1.07	1.13	— **	—	—	—	**	22.37
2009	28.69	.04	(4.61)	(4.57)	—	(2.88)	(2.88)	—	**	21.24
2008	33.16	(.10)	(.85)	(.95)	(.19)	(3.33)	(3.52)	—	**	28.69
2007	28.98	.10	4.60	4.70	(.04)	(.48)	(.52)	—	**	33.16
2006	24.56	.27	4.14	4.41	—	—	—	.01		28.98
Class C (12/99)
2011(d)	22.38	(.07)	2.62	2.55	(.05)	—	(.05)	—	**	24.88
2010	21.25	.06	1.07	1.13	— **	—	—	—		22.38
2009	28.70	.05	(4.62)	(4.57)	—	(2.88)	(2.88)	—	**	21.25
2008	33.18	(.10)	(.86)	(.96)	(.19)	(3.33)	(3.52)	—	**	28.70
2007	29.00	.10	4.60	4.70	(.04)	(.48)	(.52)	—	**	33.18
2006	24.58	.33	4.08	4.41	—	—	—	.01		29.00
Class R3 (8/08)
2011(d)	23.70	(.02)	2.80	2.78	(.18)	—	(.18)	—	**	26.30
2010	22.41	.20	1.10	1.30	(.01)	—	(.01)	—		23.70
2009(e)	29.59	.18	(4.36)	(4.18)	(.12)	(2.88)	(3.00)	—	**	22.41
Class I (12/99)(f)
2011(d)	23.67	.05	2.79	2.84	(.30)	—	(.30)	—	**	26.21
2010	22.36	.32	1.11	1.43	(.12)	—	(.12)	—	**	23.67
2009	30.06	.27	(4.83)	(4.56)	(.26)	(2.88)	(3.14)	—	**	22.36
2008	34.59	.23	(.89)	(.66)	(.54)	(3.33)	(3.87)	—	**	30.06
2007	30.19	.47	4.76	5.23	(.35)	(.48)	(.83)	—	**	34.59
2006	25.55	.68	4.19	4.87	(.24)	—	(.24)	.01		30.19

80	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

11.84%	$629,435	1.35	%*	.13	%*	1.35	%*	.13	%*	12%
6.14	491,483	1.54		.98		1.54		.98		40
(13.20)	505,600	1.68		1.12		1.68		1.12		45
(2.67)	372,693	1.58		.45		1.58		.45		56
17.19	369,845	1.52		1.08		1.52		1.08		56
18.88	266,781	1.63		1.95		1.63		1.95		28

11.42	6,453	2.10	*	(.61	)*	2.10	*	(.61	)*	12
5.32	6,336	2.29		.26		2.29		.26		40
(13.86)	7,572	2.42		.20		2.42		.20		45
(3.38)	13,728	2.33		(.32)		2.33		(.32)		56
16.33	16,574	2.27		.32		2.27		.32		56
18.00	15,258	2.33		.96		2.33		.96		28

11.41	99,678	2.10	*	(.61	)*	2.10	*	(.61	)*	12
5.32	90,472	2.29		.29		2.29		.29		40
(13.86)	93,082	2.42		.23		2.42		.23		45
(3.42)	136,553	2.33		(.31)		2.33		(.31)		56
16.31	151,462	2.27		.32		2.27		.32		56
17.98	117,016	2.37		1.17		2.37		1.17		28

11.72	3,337	1.60	*	(.15	)*	1.60	*	(.15	)*	12
5.82	2,235	1.78		.85		1.78		.85		40
(12.02)	1,027	1.94	*	.88	*	1.94	*	.88	*	45

12.00	646,076	1.10	*	.37	*	1.10	*	.37	*	12
6.39	521,515	1.29		1.36		1.29		1.36		40
(13.00)	367,831	1.43		1.29		1.43		1.29		45
(2.40)	390,882	1.33		.69		1.33		.69		56
17.49	437,863	1.26		1.43		1.26		1.43		56
19.14	322,653	1.39		2.31		1.39		2.31		28

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of November 30, 2009, the Adviser is no longer reimbursing the Fund for any fees and expenses.
(d)	For the six months ended January 31, 2011.
(e)	For the period August 4, 2008 (commencement of operations) through July 31, 2009.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	Distributions from Capital Gains include short-term capital gains, if any.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	81

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS JAPAN
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(f)	Total	Ending Net Asset Value
Class A (12/08)
2011(d)	$21.21	$.05	$2.17	$2.22	$(.27)	$—	$(.27)	$23.16
2010	21.09	.12	.37	.49	(.17)	(.20)	(.37)	21.21
2009(e)	20.00	.10	.99	1.09	—	—	—	21.09
Class C (12/08)
2011(d)	21.11	(.04)	2.16	2.12	(.11)	—	(.11)	23.12
2010	20.99	(.04)	.38	.34	(.02)	(.20)	(.22)	21.11
2009(e)	20.00	.02	.97	.99	—	—	—	20.99
Class R3 (12/08)
2011(d)	21.17	.02	2.17	2.19	(.22)	—	(.22)	23.14
2010	21.06	.06	.37	.43	(.12)	(.20)	(.32)	21.17
2009(e)	20.00	.07	.99	1.06	—	—	—	21.06
Class I (12/08)
2011(d)	21.24	.07	2.19	2.26	(.33)	—	(.33)	23.17
2010	21.12	.17	.37	.54	(.22)	(.20)	(.42)	21.24
2009(e)	20.00	.08	1.04	1.12	—	—	—	21.12

82	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate

10.47%	$289	3.35	%*	(1.45	)%*	1.48	%*	.42	%*	8%
2.38	265	4.32		(2.28)		1.49		.55		15
5.45	264	2.95	*	(.55	)*	1.50	*	.90	*	23

10.04	289	4.11	*	(2.21	)*	2.23	*	(.33	)*	8
1.65	264	5.07		(3.03)		2.24		(.20)		15
4.95	262	3.70	*	(1.29	)*	2.25	*	.15	*	23

10.33	289	3.61	*	(1.71	)*	1.73	*	.17	*	8
2.09	265	4.57		(2.53)		1.74		.30		15
5.30	263	3.20	*	(.80	)*	1.75	*	.65	*	23

10.62	3,725	3.10	*	(1.20	)*	1.23	*	.67	*	8
2.63	3,412	4.06		(2.00)		1.24		.82		15
5.60	3,534	2.67	*	(.69	)*	1.25	*	.74	*	23

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the six months ended January 31, 2011.
(e)	For the period December 29, 2008 (commencement of operations) through July 31, 2009.
(f)	Distributions from Capital Gains include short-term capital gains, if any.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	83

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Tradewinds Emerging Markets Fund (“Tradewinds Emerging Markets”), Nuveen Tradewinds Global All-Cap Fund (“Tradewinds Global All-Cap”), Nuveen Tradewinds Global All-Cap Plus Fund (“Tradewinds Global All-Cap Plus”), Nuveen Tradewinds Global Flexible Allocation Fund (“Tradewinds Global Flexible Allocation”), Nuveen Tradewinds Global Resources Fund (“Tradewinds Global Resources”), Nuveen Tradewinds International Value Fund (“Tradewinds International Value”) and Nuveen Tradewinds Japan Fund (“Tradewinds Japan”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Effective January 1, 2011, the Fund’s adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) has changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”).

Tradewinds Emerging Markets, Tradewinds Global All-Cap, Tradewinds Global All-Cap Plus, Tradewinds Global Resources, Tradewinds International Value and Tradewinds Japan’s investment objective is to provide long-term capital appreciation. Tradewinds Global Flexible Allocation’s investment objective is to provide total return through a combination of capital appreciation and income.

Under normal market conditions, Tradewinds Emerging Markets invests at least 80% of its net assets in securities of emerging market issuers. The Fund invests primarily in equity securities, but it may invest up to 20% of its net assets in debt securities of companies located in emerging market countries. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Under normal market conditions, Tradewinds Global All-Cap invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations. The Fund will invest at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities. The Fund may invest up to 25% of its net assets in equity securities of companies located in emerging market countries. The Fund invests in equity securities of companies located in at least three different countries, which may include the United States. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Under normal market conditions, Tradewinds Global All-Cap Plus invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations. “Plus” in the Fund’s name refers to the additional return the Fund seeks to achieve by taking short positions in stocks that are expected to underperform and using the proceeds from these short positions to take additional long positions in stocks that are expected to outperform. The Fund will take both long and short positions in securities. When the Fund takes a long position, the Fund purchases a security outright. When the Fund takes a short position, it sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. The Fund may use all or a portion of the cash proceeds from short positions to take additional long positions. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 75%, of its net assets plus borrowings in non-U.S. equity securities. The Fund may invest up to 25% of its net assets plus borrowings in equity securities of companies located in emerging market countries. The Fund invests in equity securities of companies located in at least three different countries, which may include the United States. No more than 35% of the Fund’s net assets plus borrowings may be invested in equity securities of companies located in a single non-U.S. country. “Borrowings” represents the proceeds from short positions less any uninvested cash from such short positions. The Fund intends to target a net “long” market exposure of approximately 100%. The Fund’s long positions will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Under normal market conditions, Tradewinds Global Flexible Allocation invests its assets in equity and debt securities of U.S. and non-U.S. companies, and cash or cash equivalents across multiple currencies. The Fund may gain desired exposure to securities through a variety of techniques including establishing both long and short positions and the writing of covered calls. The Fund may gain exposure to commodity markets through commodity-linked derivative instruments and pooled investment vehicles that exclusively invest in commodities, such as exchange-traded funds. The Fund invests at least 30% of its net assets in equity securities, which may include common stocks, preferred securities, convertible securities and other securities with equity characteristics. The Fund may invest up to 40% of its net assets in debt securities. The Fund also may invest up to 25% of its net assets in debt securities rated below investment grade (BB/Ba or lower) at the time of purchase, which are commonly referred to as “high yield,” “high risk” or “junk” bonds. The Fund invests at least 40% of its net assets in non-U.S. securities of which up to 35% of its net assets may be invested in securities of companies located in emerging market countries. The Fund invests in securities of companies located in at least three different countries, which may include the United States. No more than 35% of the Fund’s net assets may be invested in securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Under normal market conditions, Tradewinds Global Resources invests at least 80% of its net assets in equity securities of global energy and natural resources companies and companies in associated businesses. The Fund invests at least 40% of its net assets in non-U.S. equity securities. The Fund may invest up to 40% of its net assets in equity securities of companies located in emerging

84	Nuveen Investments

market countries. The Fund invests in equity securities of companies located in at least three different countries, which may include the United States. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Under normal market conditions, Tradewinds International Value invests primarily in non-U.S. equity securities. The Fund invests primarily in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Under normal market conditions, Tradewinds Japan invests at least 80% of it net assets in equity securities issued by companies listed or domiciled in Japan. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Significant Accounting Policies

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices and are generally classified as Level 1. Prices of certain American Depository Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the mean between the most recent bid and ask prices of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time foreign currencies may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These triggers generally represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. Prices of fixed-income securities are based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3, depending on the priority of the significant inputs. Highly rated zero coupon fixed-income securities, like U.S. Treasury Bills, issued with maturities of one year or less, are valued using the amortized cost method when 60 days or less remain until maturity. With amortized cost, any discount or premium is amortized each day, regardless of the impact of fluctuating rates on the market value of the security. These securities are generally classified as Level 2.

The value of exchange-traded options are based on the mean of the bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using market implied volatilities and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Nuveen Investments	85

Notes to Financial Statements (Unaudited) (continued)

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At January 31, 2011, Tradewinds Emerging Markets, Tradewinds Global All-Cap, Tradewinds Global Flexible Allocation and Tradewinds Global Resources had delayed delivery purchase commitments of $612,960, $3,411,942, $12,201 and $125,433, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Each Fund imposes a 2% redemption fee on shares that are redeemed or exchanged within 30 days of acquisition. Fees imposed on shares redeemed are recorded as an increase to each Fund’s capital paid-in and recognized as “Redemption fees” on the Statement of Changes in Net Assets, when applicable.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such

86	Nuveen Investments

transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, securities sold short, foreign currency forwards, futures, options purchased, options written and swap contracts are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with securities sold short, foreign currency forwards, futures, options purchased, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (depreciation) of securities sold short, foreign currency forwards, futures, options purchased, options written and swap contracts, respectively ” when applicable.

Options Transactions

Each Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options, in an attempt to manage such risk. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing put options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Call and/or Put options purchased, at value” on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call and/or Put options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased” on the Statement of Operations. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written “on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the six months ended January 31, 2011, Tradewinds Global Flexible Allocation wrote covered call options on individual stocks to enhance returns while foregoing some upside potential, and bought a put option on a single stock to benefit in the event its price declines.

The Funds did not purchase call options or write put options during the six months ended January 31, 2011. The average notional amount of options purchased and options written during the six months ended January 31, 2011, were as follows:

Tradewinds Global Flexible Allocation
Average notional amount of options purchased*	$40,000

Tradewinds Global Flexible Allocation
Average notional amount of options written*	$(580,817)

*	The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 — Derivative Instruments and Hedging Activities for further details on options activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Nuveen Investments	87

Notes to Financial Statements (Unaudited) (continued)

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Short Sales

Tradewinds Growth All-Cap Plus is authorized to make short sales of securities through its enhanced custody program as described below. Tradewinds Global Flexible Allocation is also authorized to make short sales of securities. To secure its obligation to deliver securities sold short, the Fund has instructed the custodian to segregate assets of the Fund, which are then held at the applicable broker, as collateral with an equivalent amount of the securities sold short. The collateral required is determined by reference to the market value of the short positions. The Fund is obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and recognizes such amounts as “Dividends expense on securities sold short” on the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains and losses are recognized as a component of “Change in net unrealized appreciation (depreciation) of securities sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as a component of “Net realized gain (loss) from securities sold short” on the Statement of Operations.

Enhanced Custody Program

Tradewinds Global All-Cap Plus pursues a “long/short” investment strategy, pursuant to which it sells short up to 50% of the value of its initial long portfolio and purchases additional long investments with some or all of the proceeds of the short sale transactions. Financing of the short sale transactions is provided in part through lending securities in the Fund’s portfolio of investments. The administration and monitoring of the collateral requirements for both the short selling and securities lending activities is performed by the Fund’s custodian through its enhanced custody program.

Short Sale Transactions – When Tradewinds Global All-Cap Plus sells a security short, it borrows the security from a third party and pledges cash as collateral to secure its obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. The cash used to collateralize the borrowing is provided from lending securities in the Fund’s portfolio of investments or from borrowing from the Fund’s custodian. Proceeds from short selling are used to finance the purchase of additional securities for the Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The Fund is obligated to pay the lender from whom the securities were borrowed dividends declared on the stock by the issuer and recognizes such amounts as “Dividends expense on securities sold short” on the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains and losses are recognized as a component of “Change in net unrealized appreciation (depreciation) of securities sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund has segregated sufficient assets equal to at least the market value of the short sale obligation to preclude the obligation from being deemed a senior security of the Fund. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s losses on a short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as a component of “Net realized gain (loss) from securities sold short” on the Statement of Operations.

Securities Lending Transactions – In the ordinary course of business, up to 100% of the Fund’s portfolio of investments is available to be loaned to brokers, dealers and other financial institutions. The Fund may not loan securities in excess of 33 1/3% of its total assets, including the value of the cash collateral received in connection with such loans. Loans are secured by cash collateral received from the borrower equal at all times to at least 100% of the market value of the loaned securities. The Fund uses the cash collateral obtained from such loans primarily to collateralize the Fund’s borrowings of securities sold short. Any amount held in excess of that required to collateralize securities borrowed in short sale transactions is invested in liquid, high-grade, short-term instruments to enhance the earnings of the Fund. Such amounts are recognized as “Payable for collateral due to broker” on the Statement of Assets and Liabilities.

For its participation in the enhanced custody program, the Fund pays the custodian a fee based on the market value of the Fund’s outstanding short positions, which is recognized as “Enhanced custody expense” on the Statement of Operations.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

88	Nuveen Investments

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by changes for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the fair value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of January 31, 2011:

Tradewinds Emerging Markets	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$32,316,078	$24,129,981	$—	$56,446,059
Sovereign Debt	—	344,428	—	344,428
Convertible Bonds	—	396,170	—	396,170
Corporate Bonds	—	768,893	—	768,893
$25 Par (or similar) Preferred Securities	—	1,534,416	—	1,534,416
Equity Linked Certificates	—	1,185,017	—	1,185,017
Common Stock Rights	262	—	—	262
Short-Term Investments	—	12,162,492	—	12,162,492
Total	$32,316,340	$40,521,397	$—	$72,837,737

Tradewinds Global All-Cap	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$806,217,754	$680,354,771	$—	$1,486,572,525
Short-Term Investments	—	209,250,196	—	209,250,196
Total	$806,217,754	$889,604,967	$—	$1,695,822,721

Tradewinds Global All-Cap Plus	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$28,360,173	$25,027,875	$—	$53,388,048
Short-Term Investments	—	6,331,007	—	6,331,007
Common Stocks Sold Short*	(14,802,883)	(430,742)	—	(15,233,625)
Total	$13,557,290	$30,928,140	$—	$44,485,430
*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

Nuveen Investments	89

Notes to Financial Statements (Unaudited) (continued)

Tradewinds Global Flexible Allocation	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$1,463,415	$635,130	$—	$2,098,545
Convertible Preferred Securities	—	23,634	—	23,634
Convertible Bonds	—	123,186	—	123,186
Corporate Bonds	—	78,317	—	78,317
Mortgage-Backed Securities	—	63,044	16,534	79,578
Short-Term Investments	—	948,375	—	948,375
Common Stocks Sold Short*	(378,123)	(13,425)	—	(391,548)
Derivatives:
Put Options Purchased	1,160	—	—	1,160
Call Options Written	(84,951)	—	—	(84,951)
Total	$1,001,501	$1,858,261	$16,534	$2,876,296

Tradewinds Global Resources	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$61,039,342	$28,027,373	$—	$89,066,715
Common Stock Rights	894	—	—	894
Short-Term Investments	—	10,777,100	—	10,777,100
Total	$61,040,236	$38,804,473	$—	$99,844,709

Tradewinds International Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$476,002,809	$814,545,864	$—	$1,290,548,673
Common Stock Rights	7,030	—	—	7,030
Short-Term Investments	—	87,839,539	—	87,839,539
Total	$476,009,839	$902,385,403	$—	$1,378,395,242

Tradewinds Japan	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$499,091	$4,089,863	$—	$4,588,954
*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

The following is a reconciliation of Tradewinds Global Flexible Allocation’s Level 3 investments held at the beginning and end of the measurement period:

Tradewinds Global Flexible Allocation Level 3 Mortage-Backed Securities
Balance at the beginning of period	$—
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	—
Purchases at cost	—
Sales at proceeds	—
Net discounts (premiums)	—
Transfers into	16,534
Transfers out of	—
Balance at the end of period	$16,534
Net change in unrealized appreciation (depreciation) during the period of Level 3 securities held as of January 31, 2011	$317

The tables below present the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in the leveling of investments are primarily due to changes in the leveling methodologies and changes in the observability of inputs.

Tradewinds Emerging Markets	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
	$—	$(21,286,727)	$21,286,727	$—	$—	$—

Tradewinds Global All-Cap	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
	$—	$(574,808,252)	$574,808,252	$—	$—	$—

90	Nuveen Investments

Tradewinds Global All-Cap Plus	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
	$—	$(20,461,788)	$20,461,788	$—	$—	$—

Tradewinds Global Flexible Allocation	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
	$—	$(342,112)	$342,112	$(16,534)	$16,534	$—

Tradewinds Global Resources	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
	$—	$(23,100,093)	$23,100,093	$—	$—	$—

Tradewinds International Value	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
	$—	$(744,562,232)	$744,562,232	$—	$—	$—

Tradewinds Japan	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
	$—	$(3,832,930)	$3,832,930	$—	$—	$—

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Funds as of January 31, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Tradewinds Global Flexible Allocation

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Equity Price	Options	Put options purchased, at value	$1,160	Call options written at value	$84,951

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended January 31, 2011 on derivative instruments, as well as the primary risk exposure associated with each.

Tradewinds Global Flexible Allocation

Net Realized Gain (Loss) from Options Written
Risk Exposure
Equity Price	$17,125

Change in Net Unrealized Appreciation (Depreciation) of Options Purchased
Risk Exposure
Equity Price	$(2,790)

Change in Net Unrealized Appreciation (Depreciation) of Options Written
Risk Exposure
Equity Price	$(7,896)

Nuveen Investments	91

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Tradewinds Emerging Markets
	Six Months Ended 1/31/11		Year Ended 7/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	362,153	$15,252,341	157,927	$5,685,242
Class C	66,463	2,828,720	8,295	294,169
Class R3	546	20,765	—	—
Class I	962,324	40,732,447	270,416	9,779,746
Shares issued to shareholders due to reinvestment of distributions:
Class A	9,119	387,619	—	—
Class C	1,314	55,298	—	—
Class R3	24	1,012	—	—
Class I	15,598	664,888	235	8,346
	1,417,541	59,943,090	436,873	15,767,503
Shares redeemed:
Class A	(101,656)	(4,284,150)	(5,558)	(201,570)
Class C	(11,169)	(465,318)	(53)	(1,945)
Class R3	(11,321)	(488,614)	—	—
Class I	(117,129)	(4,956,012)	(10,327)	(395,405)
Redemption fees:
Class A	—	198	—	8
Class C	—	6	—	8
Class R3	—	—	—	8
Class I	—	69	—	117
	(241,275)	(10,193,821)	(15,938)	(598,779)
Net increase (decrease)	1,176,266	$49,749,269	420,935	$15,168,724

	Tradewinds Global All-Cap
	Six Months Ended 1/31/11		Year Ended 7/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	9,497,815	$265,769,168	12,128,671	$291,645,448
Class A – automatic conversion of Class B Shares	—	—	66	1,453
Class B	3,904	109,559	11,341	268,524
Class C	2,818,217	78,148,975	3,267,842	78,885,565
Class R3	5,999	167,545	4,442	107,973
Class I	12,371,748	349,569,865	15,404,816	373,928,005
Shares issued to shareholders due to reinvestment of distributions:
Class A	354,772	10,345,066	21,341	517,717
Class B	1,091	31,533	—	—
Class C	54,199	1,568,417	—	—
Class R3	125	3,624	—	12
Class I	299,826	8,737,977	36,116	875,445
	25,407,696	714,451,729	30,874,635	746,230,142
Shares redeemed:
Class A	(1,705,861)	(47,398,953)	(6,480,703)	(156,399,291)
Class B	(6,260)	(162,305)	(21,453)	(511,660)
Class B – automatic conversion to Class A Shares	—	—	(67)	(1,453)
Class C	(387,570)	(10,698,307)	(593,955)	(14,208,951)
Class R3	(10,941)	(312,022)	—	(10)
Class I	(2,406,343)	(66,408,052)	(5,573,530)	(135,446,531)
Redemption fees:
Class A	—	21,462	—	23,832
Class B	—	116	—	211
Class C	—	6,350	—	6,328
Class R3	—	12	—	20
Class I	—	20,999	—	19,880
	(4,516,975)	(124,930,700)	(12,669,708)	(306,517,625)
Net increase (decrease)	20,890,721	$589,521,029	18,204,927	$439,712,517

92	Nuveen Investments

	Tradewinds Global All-Cap Plus
	Six Months Ended 1/31/11		Year Ended 7/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	279,230	$9,075,488	133,544	$4,013,151
Class C	33,783	1,103,016	13,187	403,405
Class R3	—	—	—	—
Class I	271,697	9,089,496	503,731	15,512,958
Shares issued to shareholders due to reinvestment of distributions:
Class A	12,992	439,501	—	—
Class C	1,447	48,350	—	—
Class R3	—	—	—	—
Class I	27,012	917,057	44	1,343
	626,161	20,672,908	650,506	19,930,857
Shares redeemed:
Class A	(17,682)	(592,275)	(7,271)	(213,573)
Class C	(10,666)	(353,780)	—	—
Class R3	(10,960)	(363,982)	—	—
Class I	(33,986)	(1,120,913)	(52,195)	(1,625,131)
Redemption fees:
Class A	—	211	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	923
	(73,294)	(2,430,739)	(59,466)	(1,837,781)
Net increase (decrease)	552,867	$18,242,169	591,040	$18,093,076

	Tradewinds Global Flexible Allocation
	Six Months Ended 1/31/11		For the period 5/27/10 (commencement of operations) through 7/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	44,575	$981,243	12,500	$250,000
Class C	7,161	156,920	12,500	250,000
Class R3	—	—	12,500	250,000
Class I	27,632	610,000	12,500	250,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	115	2,569	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	62	1,370	—	—
	79,545	1,752,102	50,000	1,000,000
Shares redeemed:
Class A	(4)	(100)	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
	(4)	(100)	—	—
Net increase (decrease)	79,541	$1,752,002	50,000	$1,000,000

Nuveen Investments	93

Notes to Financial Statements (Unaudited) (continued)

	Tradewinds Global Resources
	Six Months Ended 1/31/11		Year Ended 7/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,567,269	$40,416,418	303,950	$6,207,114
Class C	399,007	10,197,562	201,768	4,164,004
Class R3	—	—	3,031	60,000
Class I	1,285,859	33,297,926	218,524	4,536,231
Shares issued to shareholders due to reinvestment of distributions:
Class A	19,510	524,352	3,511	72,858
Class C	3,017	79,262	467	9,592
Class R3	9	228	—	—
Class I	12,687	341,427	2,027	42,168
	3,287,358	84,857,175	733,278	15,091,967
Shares redeemed:
Class A	(273,079)	(7,289,500)	(169,600)	(3,346,424)
Class C	(23,961)	(611,121)	(15,932)	(324,790)
Class R3	—	—	—	—
Class I	(108,898)	(2,832,696)	(241,621)	(4,937,502)
Redemption fees:
Class A	—	2,198	—	523
Class C	—	924	—	442
Class R3	—	6	—	7
Class I	—	2,504	—	1,162
	(405,938)	(10,727,685)	(427,153)	(8,606,582)
Net increase (decrease)	2,881,420	$74,129,490	306,125	$6,485,385

	Tradewinds International Value
	Year Ended 1/31/11		Year Ended 7/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,255,396	$157,494,530	14,736,300	$344,367,747
Class A – automatic conversion of Class B Shares	1,198	29,396	401	9,082
Class B	828	20,114	5,412	121,433
Class C	399,908	9,672,009	799,772	17,802,921
Class R3	48,301	1,257,616	62,383	1,442,660
Class I	8,452,738	213,317,999	19,897,734	467,600,037
Shares issued to shareholders due to reinvestment of distributions:
Class A	189,559	4,930,430	50,588	1,177,191
Class B	434	10,770	—	—
Class C	5,470	135,771	—	—
Class R3	107	2,804	9	218
Class I	206,454	5,392,575	71,934	1,680,372
	15,560,393	392,264,014	35,624,533	834,201,661
Shares redeemed:
Class A	(3,204,035)	(81,109,394)	(16,638,663)	(388,227,686)
Class B	(23,830)	(571,181)	(78,288)	(1,736,289)
Class B – automatic conversion to Class A Shares	(1,261)	(29,396)	(422)	(9,082)
Class C	(442,693)	(10,570,635)	(1,137,103)	(25,265,349)
Class R3	(15,845)	(395,653)	(13,946)	(327,413)
Class I	(6,044,575)	(152,155,641)	(14,386,649)	(337,688,717)
Redemption fees:
Class A	—	5,053	—	24,221
Class B	—	19	—	123
Class C	—	355	—	—
Class R3	—	8	—	—
Class I	—	12,095	—	27,961
	(9,732,239)	(244,814,370)	(32,255,071)	(753,202,231)
Net increase (decrease)	5,828,154	$147,449,644	3,369,462	$80,999,430

94	Nuveen Investments

Tradewinds Japan
	Six Months Ended 1/31/11		Year Ended 7/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	116	2,687	—	—
	116	2,687	—	—
Shares redeemed:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	(6,699)	(149,141)
Net increase (decrease)	116	$2,687	(6,699)	$(149,141)

5. Investment Transactions

Purchases and sales (including maturities but excluding proceeds from securities sold short, short-term investments and derivative transactions) for the six months ended January 31, 2011, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan
Purchases	$47,649,880	$683,309,413	$31,362,988	$1,719,369	$64,193,665	$261,102,437	$616,863
Sales and maturities	8,284,661	267,224,885	10,091,255	383,848	3,237,641	143,382,152	320,114

Transactions in options written for Tradewinds Global Flexible Allocation during the six months ended January 31, 2011, were as follows:

	Tradewinds Global Flexible Allocation
	Number of Contracts	Premiums Received
Options outstanding, beginning of period	111	$21,974
Options written	306	73,278
Options terminated in closing purchase transactions	(10)	(3,170)
Options exercised	(85)	(15,680)
Options expired	(8)	(2,805)
Options outstanding, end of period	314	$73,597

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At January 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan
Cost of investments	$70,142,238	$1,519,202,660	$53,086,795	$3,169,791	$89,008,890	$1,257,313,842	$3,996,955
Gross unrealized:
Appreciation	$4,333,782	$202,546,920	$6,901,683	$192,272	$11,759,913	$183,384,272	$659,779
Depreciation	(1,638,283)	(25,926,859)	(269,423)	(10,428)	(924,094)	(62,302,872)	(67,780)
Net unrealized appreciation (depreciation) of investments	$2,695,499	$176,620,061	$6,632,260	$181,844	$10,835,819	$121,081,400	$591,999

Nuveen Investments	95

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to federal taxes paid, net operating losses, non-deductible stock issuance costs, foreign currency reclassification adjustments for investments in passive foreign investment companies, and litigation proceeds resulted in reclassifications among the Funds’ components of net assets at July 31, 2010, the Funds’ last tax year-end, as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan
Capital paid-in	$(939)	$—	$(17)	$(311)	$—	$—	$(717)
Undistributed net investment income	(12,904)	8,096,645	10,994	2,631	491,140	5,409,174	2,716
Accumulated net realized gain (loss)	13,843	(8,096,645)	(10,977)	(2,320)	(491,140)	(5,409,174)	(1,999)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2010, the Funds’ last tax year end, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan
Undistributed net ordinary income*	$586,503	$22,293,689	$736,948	$2,100	$387,452	$12,929,848	$54,313
Undistributed net long-term capital gains	425,224	—	171,974	—	183,049	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2010, was designated for purposes of the dividends paid deduction as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation**	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan
Distributions from net ordinary income*	$236,701	$2,018,792	$271,391	$—	$300,223	$4,272,603	$81,082
Distributions from net long-term capital gains	—	—	—	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	For the period May 27, 2010 (commencement of operations) through July 31, 2010.

At July 31, 2010, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Expiration:
July 31, 2017	$13,825,171	$30,896,398	$—
July 31, 2018	2,435,156	88,971,285	1,700
Total	$16,260,327	$119,867,683	$1,700

During the last tax year ended July 31, 2010, Tradewinds Global Resources utilized its capital loss carry forward of $120,472.

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2009 through July 31, 2010, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation*	Tradewinds Global Resources	Tradewinds International Value
Post-October currency losses	$21,931	$260,929	$15,807	$1,019	$5,276	$606,612

*	For the period May 27, 2010 (commencement of operations) through July 31, 2010.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

96	Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Tradewinds Emerging Markets Fund-Level Fee Rate	Tradewinds Global All-Cap Fund-Level Fee Rate	Tradewinds Global All-Cap Plus Fund-Level Fee Rate	Tradewinds Global Flexible Allocation Fund-Level Fee Rate	Tradewinds Global Resources Fund-Level Fee Rate	Tradewinds International Value Fund-Level Fee Rate	Tradewinds Japan Fund-Level Fee Rate
For the first $125 million	1.0000%	.6900%	.9000%	.7000%	.7000%	.6900%	.7000%
For the next $125 million	.9875	.6775	.8875	.6875	.6875	.6775	.6875
For the next $250 million	.9750	.6650	.8750	.6750	.6750	.6650	.6750
For the next $500 million	.9625	.6525	.8625	.6625	.6625	.6525	.6625
For the next $1 billion	.9500	.6400	.8500	.6500	.6500	.6400	.6500
For net assets over $2 billion	.9250	.6150	.8250	.6250	.6250	.6150	.6250

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. As of January 31, 2011, the complex-level fee rate was .1818%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities it provides for the Funds. The Adviser has entered into a Sub-Advisory Agreement with Tradewinds Global Investors, LLC (“Tradewinds”), a subsidiary of Nuveen. Tradewinds is compensated for its sub-advisory services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividends expense on securities sold short, prime brokerage expense, enhanced custody expense and extraordinary expenses) do not exceed the percentage of each Fund’s average daily net assets, for each share class and for the time periods stated, as set fourth in the following table:

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Tradewinds Emerging Markets	1.60%	November 30, 2011	1.85%
Tradewinds Global All-Cap	N/A	N/A	1.55
Tradewinds Global All-Cap Plus	1.45	November 30, 2011	1.85
Tradewinds Global Flexible Allocation	1.15	November 30, 2013	1.40
Tradewinds Global Resources	1.25	November 30, 2011	1.55
Tradewinds Japan	1.25	November 30, 2011	1.50

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Nuveen Investments	97

Notes to Financial Statements (Unaudited) (continued)

During the six months ended January 31, 2011, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan
Sales charges collected	$92,427	$1,103,447	$44,994	$—	$248,865	$172,497	$—
Paid to financial intermediaries	83,374	988,075	42,458	—	222,125	156,615	—

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended January 31, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan
Commission advances	$45,324	$876,379	$31,677	$1,559	$125,328	$132,823	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended January 31, 2011, the Distributor retained such 12b-1 fees as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan
12b-1 fees retained	$7,353	$473,638	$6,665	$1,540	$33,031	$102,065	$1,389

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended January 31, 2011, as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan
CDSC retained	$911	$32,574	$44	$—	$1,284	$8,982	$—

At January 31, 2011, Nuveen owned shares of the Funds as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan
Class A	$—	$—	$—	$12,500	$—	$—	$12,500
Class B	N/A	—	N/A	N/A	N/A	—	N/A
Class C	2,500	—	2,500	12,500	—	—	12,500
Class R3	1,179	1,793	1,540	12,500	2,547	2,016	12,500
Class I	—	—	—	12,500	—	—	137,500

N/A – Tradewinds Emerging Markets, Tradewinds Global All-Cap Plus, Tradewinds Global Flexible Allocation, Tradewinds Global Resources and Tradewinds Japan do not offer Class B Shares.

98	Nuveen Investments

Notes

Nuveen Investments	99

Notes

100	Nuveen Investments

Notes

Nuveen Investments	101

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Long Position: A security the Fund owns in its portfolio.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Short Position: A security the Fund does not own but has sold short through the delivery of a borrowed security to the borrower.

102	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Tradewinds Global Investors, LLC

2049 Century Park East

Los Angeles, CA 90067

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	103

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $197 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-GRW-0111D

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Semi-Annual Report

January 31, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Santa Barbara Dividend Growth Fund	NSBAX	NSBBX	NSBCX	NBDRX	NSBRX
Nuveen Santa Barbara Growth Fund	NSAGX	—	NSRCX	NBGRX	NSRGX
Nuveen Santa Barbara International Equity Fund	NBQAX	—	NBQCX	NBQBX	NBQIX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp – the parent of FAF Advisors – received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $197 billion of assets as of December 31, 2010.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

March 24, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Santa Barbara Dividend Growth Fund, the Nuveen Santa Barbara Growth Fund and the Nuveen Santa Barbara International Equity Fund are managed by Santa Barbara Asset Management (SBAM), an affiliate of Nuveen Investments, Inc.

James Boothe, CFA, serves as portfolio manager for the Dividend Growth Fund. Jim has more than 20 years of investment management experience, and has managed the Fund since its inception in 2006.

Michael Mayfield, Santa Barbara’s president and chief executive officer, James Boothe, Britton Smith, CFA, and Nancy Crouse, CFA, co-manage the Growth Fund. Mike has more than 20 years of investment management experience, while Britton and Nancy each have more than 10 years of experience.

Tracy Stouffer, CFA, serves as portfolio manager for the International Equity Fund. Tracy has more than 20 years of investment experience.

We recently spoke with the portfolio managers about their key investment strategies and performance of the Funds for the six-month period ended January 31, 2011.

How did the Funds perform during the six-month period ended January 31, 2011?

The table on page ten provides performance information for the Funds (Class A Shares at net asset value) for the six-month, one-year and since inception periods ended January 31, 2011. The table also compares each Fund’s returns to appropriate Lipper category averages and comparative indexes. A more detailed account of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Santa Barbara Dividend Growth Fund

The Fund’s Class A Shares at net asset value outperformed its Lipper category average, but slightly underperformed the comparative index during the six-month period ended January 31, 2011.

Santa Barbara’s investment philosophy for this Fund is to provide an attractive total return comprised of dividends and long-term capital appreciation by focusing on mid- to large-capitalization companies that have the potential for high dividend income and dividend growth. The portfolio is structured with three key elements in mind: 1) a target dividend yield higher than that of the S&P 500 Index, 2) lower volatility than the S&P 500 Index, 3) and a focus on companies growing their dividends.

Nuveen Investments	5

The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as utilities, financials, and energy.

During this reporting period, stock selection was a key factor in producing positive performance, while sector allocation was a slight detractor. One of the Fund’s top performers was Seadrill, a recent addition. Seadrill appreciated quickly as investors were attracted to its double-digit yield. The company is transforming the deep water drilling industry with minimal exposure to the Gulf of Mexico. In spite of the high yield, Seadrill continued to raise the dividend.

Also contributing to performance was Southern Copper. The company is engaged in mining for copper, molybdenum, and silver. It benefited from rising copper prices. The company has one of the lowest production cost copper mines in the world. Copper prices have climbed from China’s growing demand and the improving global economy.

Lastly, the Fund benefited from its position in QUALCOMM, which manufactures chipsets, licenses technology and provides communication services globally. QUALCOMM stock recovered from an earlier disappointing quarter. The company raised earnings guidance. They continued to grow profits from the growing worldwide demand for smart phones for which they receive royalties.

Several stocks detracted from performance over the reporting period, including Procter & Gamble, NextEra, and Lorillard. Procter and Gamble was hurt by consumers trading to lower priced or generic consumer products. Rising input costs are also affecting profit margins of companies with limited ability to pass through the price increases. NextEra missed earnings estimates and the earnings outlook appears muted. However, we believe it remains one of the few electric utilities with growth prospects. The company, formerly known as Florida Power and Light, is located in one of the fastest growing areas. Finally, Lorillard stock was affected by headlines surrounding a FDA advisory panel’s review of menthol cigarettes and its impact on its users. Meanwhile, the company reported market share gains and volume growth in an otherwise sluggish industry.

Nuveen Santa Barbara Growth Fund

The Fund’s Class A Shares at net asset value produced a strong absolute return, but underperformed both the Lipper category average and the comparative index during the six-month period ended January 31, 2011.

For this Fund, we seek to invest primarily in companies that exhibit stable and consistent earnings growth, defendable competitive advantages, strong management and low dependence on capital markets. We believe that buying such companies at reasonable prices can provide above market returns over time. We do not engage in market timing and momentum-driven trading, instead preferring to buy and hold companies that can grow earnings and revenues throughout various business and market cycles.

6	Nuveen Investments

The primary factors which contributed to the absolute return included the Fund’s exposure to the health care, industrial and technology sectors. Our energy holdings also contributed materially to the positive return for the Fund. We believe the benefit of investing a significant portion of the Fund’s assets in companies which exhibit high quality financial characteristics and durable, stable earnings growth can act as a support in difficult markets, and also can act as a headwind in strong cyclically driven market moves. We feel that the concentration of returns in more deeply cyclically oriented stocks contributed to our relative underperformance for the reporting period. Reviewing relative performance, the primary contributors to underperformance were the Fund’s modest cash level, an overweighted exposure to the health care sector and an underweighted exposure to the energy sector. Stock selection was slightly negative overall and was impacted by the types of stocks we held in the materials sector, as well as a handful of stocks which underperformed in the industrial, financial and consumer discretionary sectors. Stock selection was positive in health care, technology and consumer staples.

The top contributors to relative performance for the period included Schlumberger, QUALCOMM and Google due to the strength of their individual returns. Schlumberger is the world’s leading oilfield services company supplying technology and project management to exploration and development partners around the world. Many market observers believe that secular demand growth for energy sources combined with the increasing complexity and cost of discovering and extracting oil will support strong earnings growth for Schlumberger for an extended period of years. Increasing confidence in the global recovery through the fall of 2010, capped off by uncertainty in the Middle East in January 2011, resulted in strong returns for Schlumberger shareholders. QUALCOMM manufactures chipsets, licenses technology and provides communications services globally, both driving and benefiting from the migration to mobile computing. Strong earnings growth and investor recognition of the dramatic potential inherent in the rising standards for mobile applications has driven higher expectations for future growth. Google, the ubiquitous search engine, has a diversified business model encompassing advertising and a new platform for mobile operating systems. Increasing excitement about its Android platform now found in most non-Apple smart phones and strong earnings growth in the second half of calendar 2010 has given investors renewed optimism in the stock.

Primary detractors to performance included Visa, Robert Half International and Activision Blizzard. Visa, which operates a major network for retail electronic payment processing, experienced weakness in the stock when final details of recent federal legislation affecting credit card interest rates were announced. The law sets limits on fees charged by credit card issuers and some considered it to be more onerous than anticipated. While disappointed, we believe that Visa will maintain a higher level of profitability than is currently reflected in the share price and that global payment growth will continue to fuel earnings growth for the company. Robert Half was purchased late in this reporting period and underperformed the market in the few weeks we held the stock. The company is one of the largest staffing companies in the United States, and is benefiting from accelerating growth as demand grows for services to meet increasing hiring needs. The significant employment declines over the last three years and the recognition of the benefits of hiring highly skilled temporary staff will drive demand for their services. Activision Blizzard

Nuveen Investments	7

publishes online, personal computer and handheld games. The stock was sold during the period due to continued disappointment regarding end market demand growth as well as management performance during 2010.

Additions to the Fund during the reporting period included Robert Half International, noted previously, as well as Johnson Controls and Continental Resources. Johnson Controls is a leading global producer of automotive components and industrial climate control systems. This company is the global leader in batteries, including the newest technologies for hybrid and “start-stop” car engines, as well as interior systems and energy efficient systems for large buildings. We believe that their automotive business will continue to grow with rising demand for more sophisticated batteries (in China), for more energy efficient batteries (globally) and continued rising demand for autos around the world. Continental Resources holds the largest acreage position in the Bakken Formation, a key source of high quality North American crude oil. The stock was purchased during the period due to our belief in their ability to grow as they execute on plans to triple production and reserves over the next five years.

During the period we sold Activision Blizzard, noted previously, and Waste Management out of the portfolio. While Waste Management had exhibited the characteristics of a stable earnings growth company in the past, our concerns about their ability to sustain historical growth levels in the face of municipal customer budget pressures and a very weak recovery in construction demand led us to sell the holding.

Nuveen Santa Barbara International Equity Fund

The Fund’s Class A Shares at net asset value outperformed both the Lipper category average and the comparative index for the six-month period ending January 31, 2011.

The Fund is designed to use a geographically, economically, and demographically diversified strategy that seeks long-term capital appreciation by investing primarily in non-U.S. equity securities of varying market capitalizations. The strategy is based on our belief that, over time, well-managed growth companies will find their performance reflected in the price of their stock. As a result, our investment processes center on accurately assessing the longer-term prospects of a given business and industry. We look at a series of both quantitative and qualitative factors in a fundamental, bottom-up approach designed to narrow the universe of eligible securities to a manageable level before making final investment decisions. We also consider top down factors in an effort to identify growing companies in industries with positive longer-term secular trends. As part of the analysis, individual country factors are considered, including macroeconomic and political risk assessments. Some of the factors that Santa Barbara uses to identify potential investments include: consistent, above average earnings growth over the long term; strong earnings growth trends; proven management track records; position as industry leaders; and sustainable competitive advantages.

During the reporting period, developed markets significantly outperformed emerging markets. We steadily decreased our exposure to emerging markets throughout the period, to approximately 12.6% as of January 31, 2011, but that exposure did negatively impact our performance. The Chinese and Indonesian exposures fell most dramatically.

8	Nuveen Investments

We believe the Chinese economy is at a crossroads. Its traditional growth drivers are waning, with consumer spending displacing fixed asset investment. This transition requires a lift in high value exports to replace volume exports. At the same time, rates are rising, and inflation is a threat on both the raw material side as well as the wage side. In general terms, our preferred exposure to China at this point is via “old economy” icons and therefore we looked to invest in what China needs, such as commodities and automation, and what it covets, such as luxury goods, and not in what it makes, during this period of transition. For Indonesia, we are concerned that rising inflation combined with a central bank that is seen as being reactive rather than proactive, along with rising oil prices, will weigh on earnings and therefore stock prices. After a very strong performance in Indonesia over the past two years, we realized profits. Assets were reallocated to Canada, which continued to benefit from the better of two worlds: demand for resources in emerging markets and a recovery in the U.S. On a sector basis, we increased our information technology and energy weightings at the expense of consumer discretionary.

The most notable outperformance on an individual country basis came from Canada, Italy, Sweden and Korea. On a sector basis, materials and energy were the top performers. Our three best individual performers included Western Coal, (Canada), Charoen Pokphand (Indonesia) and Asos (UK). Western Coal, a metallurgical and thermal coal producer received a takeover bid by Walter Energy. Charoen Pokphand is Indonesia’s largest producer of poultry feed, as well as day-old and processed chicken. Catalysts such as rising per capita income, an expanding middle class and improving dietary trends are drivers for the earnings growth. Asos is the leading internet fashion and beauty retailer in the United Kingdom. The rapid advance of their international division, which is approximately 44% of sales, underscores the opportunity for their business model outside the U.K. Asos recently announced that it will launch a Facebook store at the end of January 2011, making it the first U.K. retailer with a fully transactional Facebook store.

Nuveen Investments	9

*	Since inception returns for the Nuveen Santa Barbara Dividend Growth Fund and Nuveen Santa Barbara Growth Fund are from 3/28/06 and for the Nuveen Santa Barbara International Equity Fund are from 4/24/09.

1	The Lipper Equity Income Funds Category represents the average returns of the funds in the Lipper Equity Income Funds category. Average returns do not include the effects of sales charges or management fees. It is not possible to invest directly in a Lipper category.

2	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Large-Cap Growth Funds Category represents the average returns of the funds in the Lipper Large-Cap Growth Funds category. Average returns do not include the effects of sales charges or management fees. It is not possible to invest directly in a Lipper category.

4	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

5	The Lipper International Multi-Cap Growth Funds Category represents the average returns of the funds in the Lipper Multi-Cap Growth Funds category. Average returns do not include the effects of sales charges or management fees. It is not possible to invest directly in a Lipper category.

6	The MSCI EAFE Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. Index returns assume the reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Class A Shares – Average Annual Total Returns as of 1/31/11

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Nuveen Santa Barbara Dividend Growth Fund
A Shares at NAV	17.59%	22.36%	5.77%
A Shares at Offer	10.85%	15.35%	4.49%
Lipper Equity Income Funds Category[1]	15.93%	20.74%	2.57%
S&P 500 Index[2]	17.93%	22.19%	2.02%
Nuveen Santa Barbara Growth Fund
A Shares at NAV	17.25%	20.86%	0.14%
A Shares at Offer	10.53%	13.92%	-1.07%
Lipper Large-Cap Growth Funds Category[3]	19.81%	23.08%	2.47%
Russell 1000 Growth Index[4]	20.96%	25.14%	3.88%
Nuveen Santa Barbara International Equity Fund
A Shares at NAV	22.17%	31.27%	39.16%
A Shares at Offer	15.14%	23.73%	34.60%
Lipper International Multi-Cap Growth Funds Category[5]	16.76%	21.06%	31.39%
MSCI EAFE Index[6]	16.10%	15.38%	26.95%

Six-month returns are cumulative; all other returns are annualized.

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

10	Nuveen Investments

Fund Spotlight as of 1/31/11Nuveen Santa Barbara Dividend Growth Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NSBAX	NSBBX	NSBCX	NBDRX	NSBRX
Net Asset Value (NAV)	$23.92	$23.90	$23.89	$24.09	$23.93
Latest Ordinary Income Distribution[1]	$0.1056	$0.0631	$0.0631	$0.0921	$0.1198
Inception Date	3/28/06	3/28/06	3/28/06	3/03/09	3/28/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 are actual for the period since class inception on 3/03/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 1/31/11

A Shares	NAV	Offer
1-Year	22.36%	15.35%
Since Inception	5.77%	4.49%

B Shares	w/o CDSC	w/CDSC
1-Year	21.43%	17.43%
Since Inception	4.99%	4.65%

C Shares	NAV
1-Year	21.42%
Since Inception	4.98%

R3 Shares	NAV
1-Year	22.07%
Since Inception	5.53%

I Shares	NAV
1-Year	22.65%
Since Inception	6.04%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.44%	1.24%
Class B	2.17%	1.99%
Class C	2.20%	1.99%
Class R3	1.69%	1.49%
Class I	1.21%	0.99%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	15.17%	8.56%
Since Inception	5.58%	4.27%

B Shares	w/o CDSC	w/CDSC
1-Year	14.34%	10.34%
Since Inception	4.79%	4.44%

C Shares	NAV
1-Year	14.33%
Since Inception	4.78%

R3 Shares	NAV
1-Year	14.94%
Since Inception	5.33%

I Shares	NAV
1-Year	15.45%
Since Inception	5.84%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$171,204
Number of Common Stocks	40

Top Five Common Stock Holdings[3]
QUALCOMM, Inc.	3.3%
Chevron Corporation	3.1%
Royal Dutch Shell PLC, Class A, Sponsored ADR	3.1%
Southern Copper Corporation	3.1%
New York Community Bancorp, Inc.	3.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 31, 2010.

2	As a percentage of total investments as of January 31, 2011. Holdings are subject to change.

3	As a percentage of total common stocks as of January 31, 2011. Holdings are subject to change.

Nuveen Investments	11

Fund Spotlight (continued) as of 1/31/11 Nuveen Santa Barbara Dividend Growth Fund

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	10.7%
IT Services	7.6%
Pharmaceuticals	7.6%
Commercial Banks	4.9%
Tobacco	4.4%
Machinery	4.2%
Media	4.0%
Communications Equipment	3.2%
Metals & Mining	3.0%
Thrifts & Mortgage Finance	3.0%
Semiconductors & Equipment	3.0%
Beverages	2.8%
Commercial Services & Supplies	2.7%
Diversified Telecommunication Services	2.7%
Insurance	2.7%
Software	2.7%
Aerospace & Defense	2.6%
Hotels, Restaurants & Leisure	2.5%
Household Products	2.5%
Diversified Financial Services	2.4%
Short-Term Investments	2.4%
Other	18.4%
1	As a percentage of total investments as of January 31, 2011. Holdings are subject to change.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Concentration in specific sectors or securities may involve greater risk and volatility than more diversified investments, including potentially adverse economic conditions and regulatory changes.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

12	Nuveen Investments

Fund Spotlight as of 1/31/11 Nuveen Santa Barbara Growth Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NSAGX	NSRCX	NBGRX	NSRGX
Net Asset Value (NAV)	$20.05	$19.36	$20.10	$20.20
Latest Ordinary Income Distribution[1]	$ —	$ —	$ —	$0.0364
Inception Date	3/28/06	3/28/06	3/03/09	3/28/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and I Share returns are actual. The returns for Class R3 are actual for the period since class inception on 3/03/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 1/31/11

A Shares	NAV	Offer
1-Year	20.86%	13.92%
Since Inception	0.14%	-1.07%

C Shares	NAV
1-Year	19.95%
Since Inception	-0.62%

R3 Shares	NAV
1-Year	20.50%
Since Inception	-0.13%

I Shares	NAV
1-Year	21.18%
Since Inception	0.39%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.44%	1.24%
Class C	2.22%	1.99%
Class R3	1.71%	1.49%
Class I	1.22%	0.99%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	14.60%	8.03%
Since Inception	-0.14%	-1.37%

C Shares	NAV
1-Year	13.81%
Since Inception	-0.89%

R3 Shares	NAV
1-Year	14.23%
Since Inception	-0.42%

I Shares	NAV
1-Year	14.95%
Since Inception	0.12%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$45,654
Number of Common Stocks	50

Top Five Common Stock Holdings[3]
QUALCOMM, Inc.	3.4%
Schlumberger Limited	3.4%
Occidental Petroleum Corporation	3.3%
Google Inc., Class A	3.2%
Praxair, Inc.	3.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 31, 2010.

2	As a percentage of total investments as of January 31, 2011. Holdings are subject to change.

3	As a percentage of total common stocks as of January 31, 2011. Holdings are subject to change.

Nuveen Investments	13

Fund Spotlight (continued) as of 1/31/11 Nuveen Santa Barbara Growth Fund

Portfolio Composition[1]
IT Services	8.8%
Chemicals	6.8%
Health Care Equipment & Supplies	6.7%
Oil, Gas & Consumable Fuels	4.2%
Machinery	4.2%
Internet Software & Services	4.1%
Pharmaceuticals	4.0%
Software	3.9%
Beverages	3.9%
Aerospace & Defense	3.8%
Communications Equipment	3.3%
Energy Equipment & Services	3.3%
Electronic Equipment & Instruments	3.1%
Professional Services	2.2%
Specialty Retail	2.2%
Computers & Peripherals	2.2%
Health Care Providers & Services	2.1%
Electrical Equipment	2.0%
Food & Staples Retailing	2.0%
Textiles, Apparel & Luxury Goods	2.0%
Auto Components	2.0%
Diversified Financial Services	2.0%
Short-Term Investments	3.2%
Other	18.0%
1	As a percentage of total investments as of January 31, 2011. Holdings are subject to change.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign Investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

An investor should carefully consider the Fund’s objectives, risks, changes and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

14	Nuveen Investments

Fund Spotlight as of 1/31/11 Nuveen Santa Barbara International Equity Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NBQAX	NBQCX	NBQBX	NBQIX
Net Asset Value (NAV)	$30.58	$30.13	$30.43	$30.73
Latest Capital Gain Distribution[1]	$2.3275	$2.3275	$2.3275	$2.3275
Inception Date	4/24/09	4/24/09	4/24/09	4/24/09

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 1/31/11

A Shares	NAV	Offer
1-Year	31.27%	23.73%
Since Inception	39.16%	34.60%

C Shares	NAV
1-Year	30.34%
Since Inception	38.14%

R3 Shares	NAV
1-Year	30.98%
Since Inception	38.82%

I Shares	NAV
1-Year	31.61%
Since Inception	39.51%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	4.61%	1.44%
Class C	5.36%	2.19%
Class R3	4.86%	1.69%
Class I	4.36%	1.19%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2012. These expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	25.95%	18.71%
Since Inception	41.69%	36.81%

C Shares	NAV
1-Year	24.97%
Since Inception	40.62%

R3 Shares	NAV
1-Year	25.65%
Since Inception	41.34%

I Shares	NAV
1-Year	26.24%
Since Inception	42.03%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$9,641
Number of Common Stocks	94

Top Five Common Stock Holdings[2]
Repsol YPF S.A.	2.0%
ARM Holdings PLC	2.0%
Samsung Electronics Company Limited	1.9%
Schneider Electric SA	1.9%
Petroleum GEO-Services ASA	1.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 15, 2010.

2	As a percentage of total investments as of January 31, 2011. Holdings are subject to change.

Nuveen Investments	15

Fund Spotlight (continued) as of 1/31/11 Nuveen Santa Barbara International Equity Fund

Portfolio Composition[1]
Machinery	9.7%
Semiconductors & Equipment	8.5%
Oil, Gas & Consumable Fuels	7.5%
Commercial Banks	5.6%
Energy Equipment & Services	5.4%
Hotels, Restaurants & Leisure	4.8%
Metals & Mining	4.6%
Construction & Engineering	4.6%
Auto Components	4.4%
Textiles, Apparel & Luxury Goods	4.4%
Aerospace & Defense	3.5%
Internet & Catalog Retail	3.0%
Electrical Equipment	2.6%
Pharmaceuticals	2.0%
Computers & Peripherals	2.0%
Professional Services	1.9%
Airlines	1.8%
Capital Markets	1.8%
Media	1.7%
Household Durables	1.7%
Other	18.5%

Country Allocation[1]
Japan	14.0%
Canada	13.4%
United Kingdom	9.5%
France	5.7%
Germany	5.3%
South Korea	5.0%
Australia	4.7%
Bermuda	3.3%
Italy	2.9%
Spain	2.9%
Hong Kong	2.8%
Sweden	2.8%
Singapore	2.6%
Netherlands	2.6%
Cayman Islands	2.5%
China	2.3%
Denmark	2.0%
Norway	1.9%
Israel	1.9%
Switzerland	1.9%
Malaysia	1.8%
Indonesia	1.8%
Finland	1.8%
United States	1.4%
Austria	1.3%
Jersey Islands	1.0%
South Africa	0.9%

1	As a percentage of total investments as of January 31, 2011. Holdings are subject to change.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen investments at (800)257-8787. Read the prospectus carefully before you invest or send money.

16	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
Santa Barbara Dividend Growth	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/11)	$1,175.90	$1,171.40	$1,171.40	$1,174.90	$1,177.30	$1,019.00	$1,015.22	$1,015.22	$1,017.74	$1,020.27
Expenses Incurred During Period	$6.75	$10.84	$10.84	$8.11	$5.38	$6.26	$10.06	$10.06	$7.53	$4.99

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.23%, 1.98%, 1.98%, 1.48% and .98% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
Santa Barbara Growth	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/11)	$1,172.50	$1,168.40	$1,170.00	$1,173.80	$1,019.00	$1,051.22	$1,017.74	$1,020.27
Expenses Incurred During Period	$6.74	$10.82	$8.09	$5.37	$6.26	$10.06	$7.53	$4.99

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.23%, 1.98%, 1.48% and .98% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
Santa Barbara International Equity	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/11)	$1,221.70	$1,217.00	$1,220.10	$1,223.20	$1,018.00	$1,014.22	$1,016.74	$1,019.26
Expenses Incurred During Period	$8.01	$12.18	$9.40	$6.61	$7.27	$11.07	$8.54	$6.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.43%, 2.18%, 1.68% and 1.18% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Dividend Growth Fund

January 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 97.8%

	Aerospace & Defense – 2.6%

90,515	Raytheon Company	$4,524,845
	Beverages – 2.8%

75,885	Coca-Cola Company	4,769,372
	Capital Markets – 2.0%

17,695	BlackRock Inc.	3,503,964
	Commercial Banks – 4.9%

70,380	Cullen/Frost Bankers, Inc.	4,066,556

159,800	U.S. Bancorp	4,314,600
	Total Commercial Banks	8,381,156
	Commercial Services & Supplies – 2.7%

123,805	Waste Management, Inc.	4,688,495
	Communications Equipment – 3.2%

100,605	QUALCOMM, Inc.	5,445,747
	Diversified Financial Services – 2.4%

93,505	JPMorgan Chase & Co.	4,202,115
	Diversified Telecommunication Services – 2.7%

168,065	AT&T Inc.	4,625,149
	Electric Utilities – 2.4%

76,545	NextEra Energy Inc.	4,092,096
	Electrical Equipment – 2.1%

60,160	Emerson Electric Company	3,542,221
	Energy Equipment & Services – 2.4%

126,300	Seadrill Limited	4,186,845
	Food Products – 1.9%

72,000	McCormick & Company, Incorporated	3,182,400
	Gas Utilities – 2.0%

57,400	ONEOK, Inc.	3,380,286
	Health Care Providers & Services – 1.9%

93,300	AmerisourceBergen Corporation	3,345,738
	Hotels, Restaurants & Leisure – 2.5%

93,000	YUM! Brands, Inc.	4,348,680
	Household Durables – 1.9%

144,700	Leggett and Platt Inc.	3,260,091
	Household Products – 2.5%

66,945	Procter & Gamble Company	4,226,238
	Insurance – 2.7%

80,075	AFLAC Incorporated	4,610,719
	IT Services – 7.6%

82,500	Accenture Limited	4,246,275

28,035	International Business Machines Corporation (IBM)	4,541,670

132,840	Paychex, Inc.	4,250,880
	Total IT Services	13,038,825

18	Nuveen Investments

Shares	Description (1)			Value

	Machinery – 4.2%

37,200	Caterpillar Inc.			$3,608,772

62,567	PACCAR Inc.			3,534,410
	Total Machinery			7,143,182
	Media – 4.0%

157,900	Shaw Communication Inc.			3,333,269

88,480	Thomson Corporation			3,540,085
	Total Media			6,873,354
	Metals & Mining – 3.0%

115,360	Southern Copper Corporation			5,170,435
	Oil, Gas & Consumable Fuels – 10.7%

54,710	Chevron Corporation			5,193,620

104,785	EnCana Corporation			3,381,412

93,755	EQT Corporation			4,518,053

73,085	Royal Dutch Shell PLC, Class A, Sponsored ADR			5,188,304
	Total Oil, Gas & Consumable Fuels			18,281,389
	Pharmaceuticals – 7.6%

111,435	Abbott Laboratories			5,032,405

30,200	Novo-Nordisk A/S			3,416,526

248,500	Pfizer Inc.			4,527,670
	Total Pharmaceuticals			12,976,601
	Semiconductors & Equipment – 3.0%

139,190	Microchip Technology Incorporated			5,076,259
	Software – 2.7%

165,900	Microsoft Corporation			4,599,578
	Textiles, Apparel & Luxury Goods – 2.0%

41,175	VF Corporation			3,405,996
	Thrifts & Mortgage Finance – 3.0%

278,790	New York Community Bancorp, Inc.			5,107,433
	Tobacco – 4.4%

45,045	Lorillard Inc.			3,389,186

71,575	Philip Morris International			4,096,953
	Total Tobacco			7,486,139
	Total Common Stocks (cost $141,022,855)			167,475,348

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.4%

$4,097	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/11, repurchase price $4,096,867, collateralized by $4,190,000 U.S. Treasury Notes, 2.625%, due 1/31/18, value $4,179,525	0.020%	2/01/11	$4,096,865
	Total Short-Term Investments (cost $4,096,865)			4,096,865
	Total Investments (cost $145,119,720) – 100.2%			171,572,213
	Other Assets Less Liabilities – (0.2)%			(367,765)
	Net Assets – 100%			$171,204,448

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Dividend Growth Fund (continued)

January 31, 2011

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

20	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Growth Fund

January 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 95.5%

	Aerospace & Defense – 3.7%

13,335	ITT Industries, Inc.	$785,698

11,135	United Technologies Corporation	905,276
	Total Aerospace & Defense	1,690,974
	Air Freight & Logistics – 1.9%

16,875	Expeditors International of Washington, Inc.	855,056
	Auto Components – 1.9%

23,200	Johnson Controls, Inc.	890,648
	Beverages – 3.9%

13,400	Brown-Forman Corporation	889,090

13,700	PepsiCo, Inc.	881,047
	Total Beverages	1,770,137
	Biotechnology – 1.7%

19,880	Gilead Sciences, Inc., (2)	762,994
	Capital Markets – 1.8%

5,085	Goldman Sachs Group, Inc.	832,008
	Chemicals – 6.7%

18,000	Ecolab Inc.	894,420

10,815	Monsanto Company	793,605

14,875	Praxair, Inc.	1,383,970
	Total Chemicals	3,071,995
	Commercial Banks – 1.1%

15,800	Wells Fargo & Company	512,236
	Communications Equipment – 3.3%

27,515	QUALCOMM, Inc.	1,489,385
	Computers & Peripherals – 2.2%

39,700	EMC Corporation, (2)	988,133
	Diversified Financial Services – 1.9%

2,885	CME Group, Inc.	890,196
	Electrical Equipment – 2.0%

15,600	Emerson Electric Company	918,528
	Electronic Components – 2.1%

17,015	Amphenol Corporation, Class A	941,610
	Electronic Equipment & Instruments – 1.0%

14,900	FLIR Systems Inc., (2)	462,496
	Energy Equipment & Services – 3.2%

16,655	Schlumberger Limited	1,482,128
	Food & Staples Retailing – 2.0%

12,700	Costco Wholesale Corporation	912,368
	Food Products – 1.5%

10,225	Bunge Limited	696,016
	Health Care Equipment & Supplies – 6.6%

10,805	Becton, Dickinson and Company	896,275

9,750	C. R. Bard, Inc.	919,913

8,150	Stryker Corporation	469,114

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Growth Fund (continued)

January 31, 2011

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

11,000	Varian Medical Systems, Inc., (2)	$743,270
	Total Health Care Equipment & Supplies	3,028,572
	Health Care Providers & Services – 2.1%

16,760	Express Scripts, Inc., (2)	944,091
	Hotels, Restaurants & Leisure – 1.9%

11,985	McDonald’s Corporation	882,935
	Household Products – 1.9%

13,550	Procter & Gamble Company	855,412
	Internet Software & Services – 4.0%

9,100	Akamai Technologies, Inc., (2)	439,712

2,325	Google Inc., Class A, (2)	1,395,837
	Total Internet Software & Services	1,835,549
	IT Services – 8.7%

18,810	Accenture Limited	968,151

5,800	International Business Machines Corporation (IBM)	939,600

12,600	Visa Inc.	880,110

57,395	Western Union Company	1,163,971
	Total IT Services	3,951,832
	Life Sciences Tools & Services – 1.0%

5,800	Waters Corporation, (2)	443,062
	Machinery – 4.2%

16,800	Donaldson Company, Inc.	984,480

17,230	Illinois Tool Works, Inc.	921,633
	Total Machinery	1,906,113
	Media – 1.9%

19,730	Omnicom Group, Inc.	885,482
	Oil, Gas & Consumable Fuels – 4.2%

7,600	Continental Resources Inc., (2)	487,996

14,700	Occidental Petroleum Corporation	1,421,196
	Total Oil, Gas & Consumable Fuels	1,909,192
	Personal Products – 1.0%

7,000	Herbalife, Limited	457,310
	Pharmaceuticals – 4.0%

12,655	Allergan, Inc.	893,570

16,860	Teva Pharmaceutical Industries Limited, Sponsored ADR	921,399
	Total Pharmaceuticals	1,814,969
	Professional Services – 2.2%

15,600	FTI Consulting Inc., (2)	568,932

14,000	Robert Half International Inc.	439,040
	Total Professional Services	1,007,972
	Road & Rail – 1.9%

14,055	Norfolk Southern Corporation	860,025
	Software – 3.9%

19,700	Check Point Software Technology Limited, (2)	877,635

19,200	Intuit, Inc., (2)	901,056
	Total Software	1,778,691

22	Nuveen Investments

Shares	Description (1)			Value

	Specialty Retail – 2.2%

15,445	Ross Stores, Inc.			$1,007,014
	Textiles, Apparel & Luxury Goods – 1.9%

10,915	Nike, Inc., Class B			900,269
	Total Common Stocks (cost $36,249,363)			43,635,398

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.2%

$1,439	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/11, repurchase price $1,438,952, collateralized by $1,475,000 U.S. Treasury Notes, 2.625%, due 1/31/18, value $1,471,313	0.020%	2/01/11	$1,438,951
	Total Short-Term Investments (cost $1,438,951)			1,438,951
	Total Investments (cost $37,688,314) – 98.7%			45,074,349
	Other Assets Less Liabilities – 1.3%			579,891
	Net Assets – 100%			$45,654,240

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara International Equity Fund

January 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 99.6%

	Aerospace & Defense – 3.5%

16,500	Bombardier Inc., Class B Shares	$93,923

11,450	CAE Inc.	145,988

1,350	MTU Aero Engines Holding AG, (3)	95,210
	Total Aerospace & Defense	335,121
	Air Freight & Logistics – 0.5%

28,000	Goodpack Limited, (3)	48,190
	Airlines – 1.8%

35,100	Cathay Pacific Airways, (3)	89,051

19,700	International Consolidated Airlines Group S.A, (3)	80,911
	Total Airlines	169,962
	Auto Components – 4.4%

550	Autoliv AB, (3)	42,311

1,000	Continental AG, (3)	78,766

350	Hyundai Mobis, (3)	80,896

2,050	Magna International Inc., Class A	119,659

1,800	Valeo S.A, (3)	105,510
	Total Auto Components	427,142
	Automobiles – 1.0%

6,000	Daihatsu Motor Company Limited, (3)	99,370
	Biotechnology – 0.4%

7,460	Abcam PLC, (3)	40,233
	Capital Markets – 1.8%

7,910	Hargreaves Lansdown PLC, (3)	67,809

20,000	Mediolanum SpA, (3)	101,951
	Total Capital Markets	169,760
	Chemicals – 1.6%

550	Agrium Inc.	48,615

270	LG Chem Limited, (3)	101,602
	Total Chemicals	150,217
	Commercial Banks – 5.6%

122,900	Bank of China Limited, (3)	64,198

42,200	CIMB Group Holdings BHD, (3), DD	115,938

265,470	PT Bank Mandiri, (3)	176,026

5,300	Sumitomo Mitsui Financial Group, (3)	180,200
	Total Commercial Banks	536,362
	Computers & Peripherals – 2.0%

1,000	Gemalto NV	50,570

24,050	Imagination Technologies Group PLC, (2), (3)	138,950
	Total Computers & Peripherals	189,520
	Construction & Engineering – 4.6%

6,200	JGC Corporation, (3)	151,640

3,100	Outotect OYJ, (3)	173,911

650	Samsung Engineering Company Limited, (3)	114,786
	Total Construction & Engineering	440,337

24	Nuveen Investments

Shares	Description (1)	Value

	Containers & Packaging – 0.5%

64,000	Greatview Asceptic Packaging Company Limited	$49,498
	Distributors – 1.5%

22,400	Li and Fung Limited, (3)	145,898
	Diversified Financial Services – 1.0%

1,300	Deutsche Boerse AG, (3)	98,530
	Electrical Equipment – 2.6%

700	Nidec Corporation, (3)	66,188

1,180	Schneider Electric SA, (3)	183,718
	Total Electrical Equipment	249,906
	Electronic Equipment & Instruments – 1.1%

9,700	Yaskawa Electric Corporation, (3)	105,055
	Energy Equipment & Services – 5.4%

2,675	Calfrac Well Services Limtied	90,827

3,650	Petrofac Limited, (3)	91,414

12,275	Petroleum Geo-Services ASA, (3)	182,125

2,495	Seadrill Limited, (3)	82,170

3,325	Trican Well Service Limited	72,852
	Total Energy Equipment & Services	519,388
	Food & Staples Retailing – 0.4%

17,550	Olam International Limited, (3)	41,980
	Food Products – 1.0%

8,300	Viterra Inc.	96,979
	Health Care Equipment & Supplies – 0.6%

37,200	Top Glove Corporation BHD, (3)	60,762
	Health Care Technology – 1.0%

2,085	SXC Health Solutions Corporation, (2)	100,309
	Hotels, Restaurants & Leisure – 4.8%

970	CTRIP.com, (2)	39,925

7,515	Dominos Pizza Inc., (3)	65,000

77,000	Genting Singapore PLC, (3)	122,296

59,600	Sands China Limited, (2), (3)	147,657

51,000	SJM Holdings Limited, (3)	86,034
	Total Hotels, Restaurants & Leisure	460,912
	Household Durables – 1.7%

4,700	Sony Corporation	161,398
	Industrial Conglomerates – 1.0%

8,300	Hutchison Whampoa Limited, (3)	97,295
	Insurance – 1.0%

3,100	April Group, (3)	98,939
	Internet & Catalog Retail – 3.0%

1,910	ASOS PLC, (2), (3)	46,005

4,125	Dena Company Limited, (3)	149,417

7,650	Yoox SpA, (3)	93,589
	Total Internet & Catalog Retail	289,011

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara International Equity Fund (continued)

January 31, 2011

Shares	Description (1)	Value

	Internet Software & Services – 1.6%

33,625	Blinkx PLC, (3)	$52,532

13,090	Telecity Group PLC, (2), (3)	102,705
	Total Internet Software & Services	155,237
	Machinery – 9.6%

1,450	Andritz AG, (3)	123,663

350	Burckhardt Compression Holding AG, (3)	99,275

570	Fanuc Limited, (3)	90,202

5,700	Komatsu, Ltd., Sponsored ADR, (3)	170,016

3,100	SKF, AB, (3)	88,536

10,500	Volvo AB, Class B Shares, (2), (3)	181,996

9,200	Weichai Power Company Limited, (3)	63,106

4,455	Weir Group PLC, (3)	113,106
	Total Machinery	929,900
	Media – 1.7%

3,200	Imax Corporation, (2)	81,888

1,550	Naspers Limited, (3)	80,694
	Total Media	162,582
	Metals & Mining – 4.6%

40,450	Alumina Limited, (3)	96,933

10,000	Cline Mining Corporation	40,146

19,950	Fortescue Metals Group Limited, (3)	127,599

6,880	Hitachi Metals Limited, (3)	80,904

1,600	Teck Cominco Limited	96,960
	Total Metals & Mining	442,542
	Multiline Retail – 0.9%

2,800	Don Quijote Company Limited, (3)	90,415
	Oil, Gas & Consumable Fuels – 7.5%

4,450	Celtic Exploration Limited	88,436

10,700	Gran Tiera Energy Inc.	96,063

10,925	Painted Pony Petroleum Limited, Class A	114,558

26,400	Paladin Energy Limited	132,086

2,500	Petrominerales Limited	97,468

6,200	Repsol YPF S.A, (3)	195,159
	Total Oil, Gas & Consumable Fuels	723,770
	Pharmaceuticals – 2.0%

870	Novo Nordisk A/S, (3)	97,953

1,735	Teva Pharmaceutical Industries Limited, Sponsored ADR	94,818
	Total Pharmaceuticals	192,771
	Professional Services – 1.9%

2,325	Campbell Brothers Limited, (3)	91,132

10,500	Michael Page International PLC, (3)	90,204
	Total Professional Services	181,336
	Real Estate Management & Development – 0.9%

60,400	Guangzhou R&F Properties Company Limited, (3)	89,271

26	Nuveen Investments

Shares	Description (1)	Value

	Semiconductors & Equipment – 8.5%

3,500	Aixtron AG, (3)	$144,518

23,280	ARM Holdings PLC, (3)	191,792

3,000	ASM Lithography Holding NV	126,030

9,100	Infineon Technologies AG, (2), (3)	96,398

2,900	NXP Semiconductors NV	74,646

210	Samsung Electronics Company Limited, (3)	184,377
	Total Semiconductors & Equipment	817,761
	Software – 0.9%

1,920	Check Point Software Technology Limited, (2)	85,536
	Textiles, Apparel & Luxury Goods – 4.4%

1,050	LVMH Moet Hennessy, (3)	163,851

1,500	Pandora A/S	95,739

200	Swatch Group AG, (3)	80,241

800	Tod’s S.p.A, (3)	81,992
	Total Textiles, Apparel & Luxury Goods	421,823
	Trading Companies & Distributors – 0.9%

52,000	Noble Group Limited, (3)	89,388
	Transportation Infrastructure – 0.4%

19,000	Singapore Airport Terminal Services Limited, (3)	41,428
	Total Investments (cost $9,104,285) – 99.6%	9,605,834
	Other Assets Less Liabilities – 0.4%	35,125
	Net Assets – 100%	$9,640,959

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

DD	Investment, or portion of investment, purchased on a delayed delivery basis.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	27

Statement of Assets and Liabilities (Unaudited)

January 31, 2011

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara International Equity
Assets
Investments, at value (cost $145,119,720, $37,688,314 and $9,104,285)	$171,572,213	$45,074,349	$9,605,834
Cash	8	—	96,530
Receivables:
Dividends and interest	271,556	8,024	2,710
From Adviser	—	—	16,056
Investments sold	5,463,112	—	220,828
Reclaims	13,298	—	175
Shares sold	1,319,404	769,217	18,103
Other assets	67,070	24	—
Total assets	178,706,661	45,851,614	9,960,236
Liabilities
Payables:
Investments purchased	6,601,107	—	294,660
Shares redeemed	467,261	111,581	—
Accrued expenses:
Management fees	86,994	17,699	—
12b-1 distribution and service fees	44,460	3,883	756
Other	302,391	64,211	23,861
Total liabilities	7,502,213	197,374	319,277
Net assets	$171,204,448	$45,654,240	$9,640,959
Class A Shares
Net assets	$64,855,396	$8,372,259	$963,387
Shares outstanding	2,711,371	417,580	31,504
Net asset value per share	$23.92	$20.05	$30.58
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$25.38	$21.27	$32.45
Class B Shares
Net assets	$2,923,300	N/A	N/A
Shares outstanding	122,334	N/A	N/A
Net asset value and offering price per share	$23.90	N/A	N/A
Class C Shares
Net assets	$36,288,328	$2,706,763	$443,585
Shares outstanding	1,519,137	139,802	14,721
Net asset value and offering price per share	$23.89	$19.36	$30.13
Class R3 Shares
Net assets	$54,144	$53,391	$447,532
Shares outstanding	2,248	2,657	14,707
Net asset value and offering price per share	$24.09	$20.10	$30.43
Class I Shares
Net assets	$67,083,280	$34,521,827	$7,786,455
Shares outstanding	2,803,308	1,709,112	253,410
Net asset value and offering price per share	$23.93	$20.20	$30.73
Net Assets Consist of:
Capital paid-in	$180,462,775	$44,067,879	$9,077,605
Undistributed (Over distribution of) net investment income	123,078	1,255	(12,472)
Accumulated net realized gain (loss)	(35,833,898)	(5,800,929)	73,805
Net unrealized appreciation (depreciation)	26,452,493	7,386,035	502,021
Net assets	$171,204,448	$45,654,240	$9,640,959
Authorized shares	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

N/A	Santa Barbara Growth and Santa Barbara International Equity do not offer Class B Shares.

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended January 31, 2011

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara International Equity
Dividend and Interest Income (net of tax withheld of $32,070, $566 and $1,024, respectively)	$2,140,051	$259,084	$13,712
Expenses
Management fees	457,633	136,071	15,731
12b-1 service fees – Class A	67,619	7,953	703
12b-1 distribution and service fees – Class B	14,995	N/A	N/A
12b-1 distribution and service fees – Class C	141,467	12,448	2,069
12b-1 distribution and service fees – Class R3	425	429	1,043
Shareholders’ servicing agent fees and expenses	122,024	12,973	191
Custodian’s fees and expenses	9,881	9,079	8,250
Trustees’ fees and expenses	1,422	418	50
Professional fees	13,878	14,905	29,437
Shareholders’ reports – printing and mailing expenses	80,166	10,078	9,250
Federal and state registration fees	31,709	21,584	19,192
Other expenses	944	1,061	25
Total expenses before custodian fee credit and expense reimbursement	942,163	226,999	85,941
Custodian fee credit	—	—	(23)
Expense reimbursement	(56,878)	(9,960)	(59,734)
Net expenses	885,285	217,039	26,184
Net investment income (loss)	1,254,766	42,045	(12,472)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	1,242,862	51,420	134,646
Change in net unrealized appreciation (depreciation) of investments and foreign currency	18,558,446	6,295,572	267,509
Net realized and unrealized gain (loss)	19,801,308	6,346,992	402,155
Net increase (decrease) in net assets from operations	$21,056,074	$6,389,037	$389,683

N/A	Santa Barbara Growth and Santa Barbara International Equity do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	29

Statement of Changes in Net Assets (Unaudited)

	Santa Barbara Dividend Growth
	Six Months Ended 1/31/11	Year Ended 7/31/10
Operations
Net investment income (loss)	$1,254,766	$1,735,901
Net realized gain (loss) from investments and foreign currency	1,242,862	815,999
Change in net unrealized appreciation (depreciation) of investments and foreign currency	18,558,446	6,639,345
Net increase (decrease) in net assets from operations	21,056,074	9,191,245
Distributions to Shareholders
From net investment income:
Class A	(510,454)	(820,481)
Class B	(16,562)	(39,154)
Class C	(160,852)	(238,264)
Class R3	(1,161)	(3,252)
Class I	(522,452)	(576,132)
From accumulated net realized gains:
Class A	—	—
Class B	—	—
Class C	—	—
Class R3	—	—
Class I	—	—
Decrease in net assets from distributions to shareholders	(1,211,481)	(1,677,283)
Fund Share Transactions
Proceeds from sale of shares	52,782,594	51,959,734
Proceeds from shares issued to shareholders due to reinvestment of distributions	848,011	1,207,542
	53,630,605	53,167,276
Cost of shares redeemed	(13,917,990)	(40,657,414)
Net increase (decrease) in net assets from Fund share transactions	39,712,615	12,509,862
Net increase (decrease) in net assets	59,557,208	20,023,824
Net assets at the beginning of period	111,647,240	91,623,416
Net assets at the end of period	$171,204,448	$111,647,240
Undistributed (Over-distribution of) net investment income at the end of period	$123,078	$79,793

See accompanying notes to financial statements.

30	Nuveen Investments

	Santa Barbara Growth		Santa Barbara International Equity
	Six Months Ended 1/31/11	Year Ended 7/31/10	Six Months Ended 1/31/11	Year Ended 7/31/10
Operations
Net investment income (loss)	$42,045	$41,167	$(12,472)	$(5,395)
Net realized gain (loss) from investments and foreign currency	51,420	(788,205)	134,646	187,947
Change in net unrealized appreciation (depreciation) of investments and foreign currency	6,295,572	4,233,132	267,509	31,916
Net increase (decrease) in net assets from operations	6,389,037	3,486,094	389,683	214,468
Distributions to Shareholders
From net investment income:
Class A	—	(9,045)	—	—
Class B	N/A	N/A	N/A	N/A
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	(60,052)	(100,609)	—	—
From accumulated net realized gains:
Class A	—	—	(50,506)	(30,000)
Class B	N/A	N/A	N/A	N/A
Class C	—	—	(31,793)	(30,000)
Class R3	—	—	(31,783)	(30,000)
Class I	—	—	(63,209)	(30,000)
Decrease in net assets from distributions to shareholders	(60,052)	(109,654)	(177,291)	(120,000)
Fund Share Transactions
Proceeds from sale of shares	10,917,246	22,744,885	7,782,740	—
Proceeds from shares issued to shareholders due to reinvestment of distributions	33,166	48,041	177,291	120,000
	10,950,412	22,792,926	7,960,031	120,000
Cost of shares redeemed	(5,385,593)	(26,089,629)	—	—
Net increase (decrease) in net assets from Fund share transactions	5,564,819	(3,296,703)	7,960,031	120,000
Net increase (decrease) in net assets	11,893,804	79,737	8,172,423	214,468
Net assets at the beginning of period	33,760,436	33,680,699	1,468,536	1,254,068
Net assets at the end of period	$45,654,240	$33,760,436	$9,640,959	$1,468,536
Undistributed (Over-distribution of) net investment income at the end of period	$1,255	$19,262	$(12,472)	$—

N/A	Santa Barbara Growth and Santa Barbara International Equity do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	31

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA DIVIDEND GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(h)	Total	Ending Net Asset Value
Class A (3/06)
2011(g)	$20.53	$.22	$3.38	$3.60	$(.21)	$—	$(.21)	$23.92
2010	18.92	.38	1.59	1.97	(.36)	—	(.36)	20.53
2009	22.82	.33	(3.89)	(3.56)	(.34)	—	(.34)	18.92
2008	23.78	.47	(.86)	(.39)	(.44)	(.13)	(.57)	22.82
2007	21.27	.43	2.63	3.06	(.54)	(.01)	(.55)	23.78
2006(d)	20.00	.15	1.12	1.27	—	—	—	21.27
Class B (3/06)
2011(g)	20.52	.14	3.37	3.51	(.13)	—	(.13)	23.90
2010	18.90	.23	1.60	1.83	(.21)	—	(.21)	20.52
2009	22.81	.16	(3.87)	(3.71)	(.20)	—	(.20)	18.90
2008	23.77	.29	(.87)	(.58)	(.25)	(.13)	(.38)	22.81
2007	21.22	.28	2.61	2.89	(.33)	(.01)	(.34)	23.77
2006(d)	20.00	.10	1.12	1.22	—	—	—	21.22
Class C (3/06)
2011(g)	20.51	.14	3.37	3.51	(.13)	—	(.13)	23.89
2010	18.90	.22	1.60	1.82	(.21)	—	(.21)	20.51
2009	22.80	.16	(3.86)	(3.70)	(.20)	—	(.20)	18.90
2008	23.76	.27	(.85)	(.58)	(.25)	(.13)	(.38)	22.80
2007	21.22	.24	2.64	2.88	(.33)	(.01)	(.34)	23.76
2006(d)	20.00	.10	1.12	1.22	—	—	—	21.22
Class R3 (3/09)
2011(g)	20.67	.23	3.37	3.60	(.18)	—	(.18)	24.09
2010	19.04	.33	1.61	1.94	(.31)	—	(.31)	20.67
2009(e)	14.39	.14	4.58	4.72	(.07)	—	(.07)	19.04
Class I (3/06)(f)
2011(g)	20.54	.25	3.38	3.63	(.24)	—	(.24)	23.93
2010	18.92	.42	1.61	2.03	(.41)	—	(.41)	20.54
2009	22.83	.46	(3.99)	(3.53)	(.38)	—	(.38)	18.92
2008	23.79	.50	(.83)	(.33)	(.50)	(.13)	(.63)	22.83
2007	21.29	.46	2.66	3.12	(.61)	(.01)	(.62)	23.79
2006(d)	20.00	.17	1.12	1.29	—	—	—	21.29

32	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate

17.59%	$64,855	1.32	%*	1.88	%*	1.23	%*	1.97	%*	10%
10.46	47,538	1.53		1.63		1.28		1.87		40
(15.51)	46,250	1.70		1.46		1.29		1.87		165
(1.77)	4,226	2.02		1.15		1.28		1.89		39
14.49	776	4.61		(1.67)		1.28		1.66		21
6.35	266	5.71	*	(2.32	)*	1.29	*	2.10	*	4

17.14	2,923	2.07	*	1.21	*	1.98	*	1.30	*	10
9.72	3,180	2.26		.93		2.03		1.16		40
(16.20)	4,670	2.37		.56		2.02		.91		165
(2.51)	725	3.06		.10		2.04		1.12		39
13.68	366	5.78		(2.71)		2.03		1.04		21
6.10	265	6.46	*	(3.07	)*	2.04	*	1.35	*	4

17.14	36,288	2.07	*	1.12	*	1.98	*	1.21	*	10
9.65	24,194	2.29		.86		2.03		1.11		40
(16.16)	21,259	2.39		.51		2.02		.88		165
(2.51)	2,870	3.07		.04		2.04		1.07		39
13.63	806	5.34		(2.46)		2.04		.84		21
6.10	265	6.46	*	(3.07	)*	2.04	*	1.35	*	4

17.49	54	1.59	*	2.01	*	1.48	*	2.11	*	10
10.23	216	1.78		1.36		1.53		1.61		40
32.89	199	2.18	*	1.33	*	1.55	*	1.97	*	165

17.73	67,083	1.06	*	2.09	*	.98	*	2.17	*	10
10.79	36,519	1.30		1.79		1.03		2.06		40
(15.33)	19,246	1.40		2.21		1.05		2.56		165
(1.52)	10,563	1.56		1.51		1.03		2.03		39
14.77	1,163	4.14		(1.33)		1.04		1.77		21
6.45	266	5.45	*	(2.07	)*	1.04	*	2.35	*	4
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period March 28, 2006 (commencement of operations) through July 31, 2006.
(e)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the six months ended January 31, 2011.
(h)	Distributions from Capital Gains include short-term capital gains, if any.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	33

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(h)	Total	Ending Net Asset Value
Class A (3/06)
2011(g)	$17.10	$— **	$2.95	$2.95	$—	$—	$—	$20.05
2010	15.36	— **	1.77	1.77	(.03)	—	(.03)	17.10
2009	20.09	.02	(4.75)	(4.73)	—	—	—	15.36
2008	21.08	(.02)	(.92)	(.94)	—	(.05)	(.05)	20.09
2007	18.86	(.04)	2.26	2.22	—	—	—	21.08
2006(d)	20.00	— **	(1.14)	(1.14)	—	—	—	18.86
Class C (3/06)
2011(g)	16.57	(.06)	2.85	2.79	—	—	—	19.36
2010	14.97	(.13)	1.73	1.60	—	—	—	16.57
2009	19.74	(.08)	(4.69)	(4.77)	—	—	—	14.97
2008	20.87	(.16)	(.92)	(1.08)	—	(.05)	(.05)	19.74
2007	18.81	(.19)	2.25	2.06	—	—	—	20.87
2006(d)	20.00	(.05)	(1.14)	(1.19)	—	—	—	18.81
Class R3 (3/09)
2011(g)	17.18	(.01)	2.93	2.92	—	—	—	20.10
2010	15.44	(.04)	1.78	1.74	—	—	—	17.18
2009(e)	11.80	(.01)	3.65	3.64	—	—	—	15.44
Class I (3/06)(f)
2011(g)	17.24	.03	2.97	3.00	(.04)	—	(.04)	20.20
2010	15.48	.04	1.79	1.83	(.07)	—	(.07)	17.24
2009	20.19	.07	(4.78)	(4.71)	—	—	—	15.48
2008	21.14	.01	(.91)	(.90)	—	(.05)	(.05)	20.19
2007	18.88	.02	2.26	2.28	(.02)	—	(.02)	21.14
2006(d)	20.00	.01	(1.13)	(1.12)	—	—	—	18.88

34	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate

17.25%	$8,372	1.29	%*	(.00	)%***	1.23	%*	.05%*	11%
11.53	5,330	1.62		(.21)		1.38		.03	47
(23.54)	8,686	1.82		(.25)		1.40		.17	24
(4.46)	7,131	2.26		(1.01)		1.39		(.15)	37
11.77	1,991	3.48		(2.52)		1.39		(.43)	48
(5.70)	236	4.71	*	(3.44	)*	1.39	*	(.12 )*	6

16.84	2,707	2.03	*	(.73	)*	1.98	*	(.68 )*	11
10.69	2,297	2.40		(1.04)		2.13		(.77)	47
(24.16)	1,926	2.53		(.94)		2.15		(.56)	24
(5.18)	2,321	3.07		(1.80)		2.14		(.87)	37
10.95	2,182	4.15		(3.17)		2.15		(1.18)	48
(5.95)	235	5.46	*	(4.19	)*	2.14	*	(.87 )*	6

17.00	53	1.53	*	(.13	)*	1.48	*	(.09 )*	11
11.27	218	1.89		(.53)		1.63		(.26)	47
30.85	196	2.29	*	(.75	)*	1.65	*	(.10 )*	24

17.38	34,522	1.03	*	.27	*	.98	*	.32 *	11
11.81	25,915	1.40		(.04)		1.13		.24	47
(23.37)	22,633	1.52		.06		1.14		.44	24
(4.21)	21,083	1.68		(.56)		1.14		(.02)	37
12.06	2,217	3.79		(2.81)		1.13		(.15)	48
(5.60)	1,180	4.46	*	(3.19	)*	1.14	*	.13 *	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period March 28, 2006 (commencement of operations) through July 31, 2006.
(e)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the six months ended January 31, 2011.
(h)	Distributions from Capital Gains include short-term capital gains, if any.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Annualized ratio rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	35

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA INTERNATIONAL EQUITY
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(f)	Total	Ending Net Asset Value
Class A (4/09)
2011(e)	$26.95	$(.09)	$6.05	$5.96	$—	$(2.33)	$(2.33)	$30.58
2010	25.09	(.05)	4.31	4.26	—	(2.40)	(2.40)	26.95
2009(d)	20.00	.07	5.02	5.09	—	—	—	25.09
Class C (4/09)
2011(e)	26.69	(.19)	5.96	5.77	—	(2.33)	(2.33)	30.13
2010	25.04	(.25)	4.30	4.05	—	(2.40)	(2.40)	26.69
2009(d)	20.00	.03	5.01	5.04	—	—	—	25.04
Class R3 (4/09)
2011(e)	26.86	(.12)	6.02	5.90	—	(2.33)	(2.33)	30.43
2010	25.08	(.12)	4.30	4.18	—	(2.40)	(2.40)	26.86
2009(d)	20.00	.06	5.02	5.08	—	—	—	25.08
Class I (4/09)
2011(e)	27.04	(.09)	6.11	6.02	—	(2.33)	(2.33)	30.73
2010	25.11	.01	4.32	4.33	—	(2.40)	(2.40)	27.04
2009(d)	20.00	.08	5.03	5.11	—	—	—	25.11

36	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate

22.17%	$963	5.34	%*	(4.52	)%*	1.43	%*	(0.61	)%*	86%
17.42	368	4.70		(3.47)		1.44		.20		185
25.35	314	6.07	*	(3.41	)*	1.45	*	1.22	*	49

21.70	444	6.52	*	(5.61	)*	2.18	*	(1.28	)*	86
16.57	365	5.45		(4.21)		2.19		(.95)		185
25.10	313	6.82	*	(4.16	)*	2.20	*	.46	*	49

22.01	448	6.02	*	(5.11	)*	1.68	*	(0.78	)*	86
17.14	367	4.95		(3.71)		1.69		(.45)		185
25.25	313	6.33	*	(3.66	)*	1.70	*	.97	*	49

22.32	7,786	3.76	*	(3.11	)*	1.18	*	(0.54	)*	86
17.70	369	4.45		(3.22)		1.19		.05		185
25.45	314	5.83	*	(3.30	)*	1.20	*	1.33	*	49

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period April 24, 2009 (commencement of operations) through July 31, 2009.
(e)	For the six months ended January 31, 2010.
(f)	Distributions from Capital Gains include short-term capital gains, if any.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	37

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara Dividend Growth Fund (“Santa Barbara Dividend Growth”), Nuveen Santa Barbara Growth Fund (“Santa Barbara Growth”) and Nuveen Santa Barbara International Equity Fund (“Santa Barbara International Equity”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997. Santa Barbara International Equity commenced operations on April 24, 2009.

Santa Barbara Dividend Growth’s investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying common and preferred stocks. The fund seeks to provide income from dividends that is tax-advantaged, subject to holding period requirements. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Santa Barbara Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000 Index. The Fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Santa Barbara International Equity’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. equity securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 30% of its net assets in companies located in emerging markets.

Effective January 1, 2011, Nuveen Asset Management (“the Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) has changed its name to Nuveen Fund Advisors, Inc.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Significant Accounting Policies

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices and are generally classified as Level 1. Investments in open-end funds are valued at their respective net asset values on the valuation date. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or mean between the most recent bid and ask prices of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time foreign currencies may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These triggers generally represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

38	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the delayed delivery purchase commitments. At January 31, 2011, Santa Barbara International Equity had delayed delivery purchase commitments of 49,508. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Santa Barbara Growth and Santa Barbara International Equity and quarterly for Santa Barbara Dividend Growth. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign currency exchange rates are recognized as a component of “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operation, when applicable.

Nuveen Investments	39

Notes to Financial Statements (Unaudited) (continued)

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including futures, options, and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended January 31, 2011.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the fair value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

40	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of January 31, 2011:

Santa Barbara Dividend Growth	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$167,475,348	$—	$—	$167,475,348
Short-Term Investments	—	4,096,865	—	4,096,865
Total	$167,475,348	$4,096,865	$—	$171,572,213

Santa Barbara Growth	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$43,635,398	$—	$—	$43,635,398
Short-Term Investments	—	1,438,951	—	1,438,951
Total	$43,635,398	$1,438,951	$—	$45,074,349

Santa Barbara International Equity	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$2,294,917	$7,310,917	$—	$9,605,834
*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

The table below presents the transfers in and out of the three valuation levels for Santa Barbara International Equity as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in the leveling of investments are primarily due to changes in the leveling methodologies.

Santa Barbara International Equity	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
	$—	$(2,773,474)	$2,773,474	$—	$—	$—

During the period ended January 31, 2011, Santa Barbara Dividend Growth and Santa Barbara Growth recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended January 31, 2011.

4. Fund Shares

Transactions in Fund shares were as follows:

	Santa Barbara Dividend Growth
	Six Months Ended 1/31/11		Year Ended 7/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	628,365	$14,364,201	817,998	$16,711,315
Class A – automatic conversion of Class B Shares	4,367	94,324	20,407	408,994
Class B	2,428	56,448	1,852	37,197
Class C	460,097	10,565,738	243,719	4,994,428
Class R3	—	—	—	—
Class I	1,212,649	27,701,883	1,451,089	29,807,800
Shares issued to shareholders due to reinvestment of distributions:
Class A	16,907	382,579	30,353	612,933
Class B	492	11,090	1,251	25,327
Class C	4,108	92,850	6,807	137,416
Class R3	—	—	—	—
Class I	15,934	361,492	21,486	431,866
	2,345,347	53,630,605	2,594,962	53,167,276
Shares redeemed:
Class A	(253,252)	(5,595,084)	(998,843)	(20,246,214)
Class B	(31,202)	(684,100)	(74,740)	(1,502,977)
Class B – automatic conversion to Class A Shares	(4,371)	(94,324)	(20,424)	(408,994)
Class C	(124,615)	(2,765,577)	(196,061)	(3,970,143)
Class R3	(8,176)	(185,513)	—	—
Class I	(203,020)	(4,593,392)	(711,986)	(14,529,086)
	(624,636)	(13,917,990)	(2,002,054)	(40,657,414)
Net increase (decrease)	1,720,711	$39,712,615	592,908	$12,509,862

Nuveen Investments	41

Notes to Financial Statements (Unaudited) (continued)

	Santa Barbara Growth
	Six Months Ended 1/31/11		Year Ended 7/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	139,326	$2,687,181	183,861	$3,079,977
Class B	N/A	N/A	156	2,409
Class C	16,901	312,353	57,892	955,786
Class R3	—	—	—	—
Class I	429,148	7,917,712	1,099,998	18,706,713
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	375	6,533
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	1,662	33,166	2,366	41,508
	587,037	10,950,412	1,344,648	22,792,926
Shares redeemed:
Class A	(33,482)	(640,722)	(438,058)	(7,402,681)
Class B	N/A	N/A	(16,117)	(266,741)
Class C	(15,664)	(281,212)	(47,926)	(776,362)
Class R3	(10,055)	(193,156)	—	—
Class I	(225,342)	(4,270,503)	(1,061,070)	(17,643,845)
	(284,543)	(5,385,593)	(1,563,171)	(26,089,629)
Net increase (decrease)	302,494	$5,564,819	(218,523)	$(3,296,703)

N/A After the close of business on November 24, 2009, all outstanding Class B Shares of Santa Barbara Growth were converted to Class A Shares, and Class B Shares are no longer issued by the Fund.

	Santa Barbara International Equity
	Six Months Ended 1/31/11		Year Ended 7/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	16,188	$501,073	—	$—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	237,686	7,281,667	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,663	50,506	1,153	30,000
Class C	1,061	31,793	1,160	30,000
Class R3	1,052	31,783	1,155	30,000
Class I	2,072	63,209	1,152	30,000
Net increase (decrease)	259,722	$7,960,031	4,620	$120,000

5. Investment Transactions

Purchases and sales (excluding short-term investments) during the six months ended January 31, 2011, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara International Equity
Purchases	$50,945,158	$7,850,441	$11,032,569
Sales	12,994,679	4,173,455	3,304,710

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

42	Nuveen Investments

At January 31, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara International Equity
Cost of investments	$145,528,616	$38,281,739	$9,104,285
Gross unrealized:
Appreciation	$28,298,766	$7,900,704	$605,616
Depreciation	(2,255,169)	(1,108,094)	(104,067)
Net unrealized appreciation (depreciation) of investments	$26,043,597	$6,792,610	$501,549

Permanent differences, primarily due to federal taxes paid, net operating losses, expiring capital loss carryforwards and foreign currency reclassifications, resulted in reclassifications among the Funds’ components of net assets at July 31, 2010, the Funds’ last tax year-end, as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara International Equity
Capital paid-in	$(57,624,740)	$—	$(1,215)
Undistributed (Over-distribution of) net investment income	(436)	—	5,395
Accumulated net realized gain (loss)	57,625,176	—	(4,180)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2010, the Funds’ last tax year end, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara International Equity
Undistributed net ordinary income*	$79,793	$19,262	$109,304
Undistributed net long-term capital gains	—	—	7,146
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2010, was designated for purposes of the dividends paid deduction as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara International Equity
Distributions from net ordinary income*	$1,677,283	$109,654	$120,000
Distributions from net long-term capital gains	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At July 31, 2010, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Santa Barbara Dividend Growth*	Santa Barbara Growth
Expiration:
July 31, 2011	$10,576,243	$—
July 31, 2016	10,391,480	1,823
July 31, 2017	366,333	952,763
July 31, 2018	15,143,633	4,039,421
Total	$36,477,689	$4,994,007
*	A portion of Santa Barbara Dividend Growth’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

At July 31, 2010, $57,624,740 of Santa Barbara Dividend Growth’s capital loss carryforward expired.

Nuveen Investments	43

Notes to Financial Statements (Unaudited) (continued)

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2009 through July 31, 2010, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

	Santa Barbara Dividend Growth	Santa Barbara Growth
Post-October capital losses	$190,174	$264,919

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Santa Barbara Dividend Growth Fund-Level Fee Rate	Santa Barbara Growth Fund-Level Fee Rate	Santa Barbara International Equity Fund-Level Fee Rate
For the first $125 million	.5000%	.5000%	.6500%
For the next $125 million	.4875	.4875	.6375
For the next $250 million	.4750	.4750	.6250
For the next $500 million	.4625	.4625	.6125
For the next $1 billion	.4500	.4500	.6000
For net assets over $2 billion	.4250	.4250	.5750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets”. Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. As of January 31, 2011, the complex-level fee rate was .1818%.

The management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities it provides for the Funds. The Adviser has entered into Sub-Advisory Agreements with Santa Barbara Asset Management (“Santa Barbara”), a subsidiary of Nuveen. Santa Barbara is compensated for its sub-advisory services to the Funds from the management fee paid to the Adviser.

44	Nuveen Investments

The Adviser agreed to waive fees and reimburse expenses (“Expense Cap”) of the Funds so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the percentage of each Fund’s average daily net assets, for each share class and for the time periods stated, as set forth in the following table:

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Santa Barbara Dividend Growth	1.000%	November 30, 2011	1.250%
Santa Barbara Growth	1.000	November 30, 2011	1.400
Santa Barbara International Equity	1.200	November 30, 2012	1.450

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trusts pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the six months ended January 31, 2011, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara International Equity
Sales charges collected	$162,919	$20,891	$—
Paid to financial intermediaries	146,968	18,889	—

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended January 31, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara International Equity
Commission advances	$145,402	$15,980	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended January 31, 2011, the Distributor retained such 12b-1 fees as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara International Equity
12b-1 fees retained	$102,024	$13,806	$5,521

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended January 31, 2011, as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara International Equity
CDSC retained	$12,540	$1,320	$—

Nuveen Investments	45

Notes to Financial Statements (Unaudited) (continued)

At January 31, 2011, Nuveen owned shares of the Funds as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara International Equity
Class A	—	12,162	14,700
Class B	—	N/A	N/A
Class C	—	—	14,721
Class R3	2,248	2,657	14,707
Class I	—	—	14,693

N/A	Santa Barbara Growth and Santa Barbara International Equity do not offer Class B Shares.

46	Nuveen Investments

Notes

Nuveen Investments	47

Notes

48	Nuveen Investments

Notes

Nuveen Investments	49

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

50	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Santa Barbara Asset Management

200 East Carrillo Street

Suite 300

Santa Barbara, CA 93101

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	51

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $197 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-SANTB-0111P

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Semi-Annual Report

January 31, 2011

Fund Name
Nuveen Santa Barbara Global Equity Fund
Nuveen Santa Barbara Growth Plus Fund

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $197 billion of assets as of December 31, 2010.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

March 24, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s, Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

The Nuveen Santa Barbara Global Equity Fund and Nuveen Santa Barbara Growth Plus Fund feature management by Santa Barbara Asset Management, an affiliate of Nuveen Investments, Inc. Tracy Stouffer, CFA, and Nancy Crouse serve as co-managers for the Global Equity Fund. Bryan Goligoski serves as portfolio manager for the Growth Plus Fund.

Here the portfolio managers discuss their investment strategies and Fund performance for the six-month period ended January 31, 2011.

How did the Funds perform during period ended January 31, 2011?

The table on page eight provides performance information for the Funds (Class A Shares at net asset value) for the six-month, one-year and since inception periods ended January 31, 2011. The table also compares each Fund’s performance to appropriate averages and indexes. A more detailed account of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Santa Barbara Global Equity Fund

The Fund’s Class A Shares at net asset value outperformed the Lipper category average and the comparative index for the six-month period ending January 31, 2011.

The Fund is designed to use a geographically, economically, and demographically diversified strategy that seeks long-term capital appreciation by investing primarily in non-U.S. equity securities of varying market capitalizations. The strategy is based on our belief that, over time, well-managed growth companies will find their performance reflected in their stock price. As a result, our investment process centers on accurately assessing the longer-term prospects of a given business and industry. We look at a series of both quantitative and qualitative factors in a fundamental, bottom-up approach designed to narrow the universe of eligible securities to a manageable level before making final investment decisions. We also consider top down factors as we seek to identify growing companies in industries with positive longer-term secular trends. As part of the analysis, individual country factors are considered, including macroeconomic and political risk factors. Some of the factors that Santa Barbara uses to identify potential investments include: above average earnings growth over the long term; consistent earnings growth over the long term; earnings growth trends; proven management track records; position as industry leaders; and sustainable competitive advantages.

Nuveen Investments	5

U.S. holdings contributed positively to the performance of the Fund during the period. While our underweighting in the U.S. was a slight negative, the Fund’s U.S. equity holdings exceeded the return on the overall index driven by many of our holdings in the industrial and energy sectors. Top performers included Schlumberger, QUALCOMM and JDS Uniphase.

During the period, we added to our U.S. exposure, increasing weightings in the natural resource sector including Peabody Energy and National-Oilwell Varco, a dominant supplier to oil exploration and production companies. We believe in continued strong demand for sources of energy, which must include coal and the strength of the capital investment cycle based on the shortage of technologically sophisticated oil rig equipment. We added a major U.S. manufacturer of components and fixtures for the lighting-emitting diode (LED) market, which we believe will realize strong growth as LED technology is adopted for the general lighting market.

In line with our view toward evolving consumer buying habits and health concerns, we purchased Herbalife, which sells weight management and nutrition products globally through a network of consumer marketers. American Tower was also purchased giving the portfolio exposure to the growing level of wireless traffic. We sold Akamai technologies after reviewing the strong performance that was generated during the first three quarters of 2010 versus the potential pricing pressure from larger customers. Additionally we sold Jacobs Engineering, Broadcom Activision Nuance and Equinix during the period.

On the international side, the most notable performance on a country basis included Canada, Australia and the United Kingdom. On a sector basis, information technology, consumer discretionary and industrials were the strongest contributors to performance. Our three best performers included Western Coal (Canada), Charoen Pokphand (Indonesia) and Asos (UK). Western Coal, a metallurgical and thermal coal producer received a takeover bid by Walter Energy, which caused Western Coal’s stock to rise. Charoen Pokphand is Indonesia’s largest producer of poultry feed, as well as day-old and processed chicken. Catalysts such as rising per capita income, an expanding middle class and improving dietary trends are drivers for the earnings growth. We did sell this position before the end of the period because its price had risen to levels that did not seem to present much additional upside potential. Asos is the leading internet fashion and beauty retailer in the United Kingdom. The rapid advance of their international division, which is approximately 44% of sales, underscores the opportunity for their business model outside the U.K. Asos recently announced that it will launch a Facebook store in 2011, making it the first U.K .retailer with a fully transactional Facebook store.

During the second half of 2010, the developed markets significantly outperformed emerging markets and although we reduced our exposure to emerging markets throughout the year, those holdings negatively impacted our performance for the period. Specific stocks which detracted from our performance included Top Glove, which was a victim of natural rubber price increases. Centamin Egypt suffered due to its exposure within that country as unrest grew late in the period. This position was sold before the end of the period.

6	Nuveen Investments

Nuveen Santa Barbara Growth Plus Fund

The Fund’s Class A Shares at net asset value outperformed the Lipper category average, but underperformed the comparative index for the six-month period ending January 31, 2011.

The Fund seeks to invest in companies whose market capitalizations fall within the range of the largest and smallest companies in the Russell 1000 Index. The “Plus” in the Fund’s name refers to the additional return the Fund seeks to achieve by taking short positions in stocks that are expected to underperform and using the proceeds from these short sales to take additional long positions in stocks that are expected to outperform. The Fund’s short positions range between 0% and 50% of the value of the Fund’s net assets.

During the reporting period our consumer discretionary sector short positions provided positive contribution. Stock selection in the information technology sector and an overweight position in the health care sector were the upside contributors from the long positions.

Stock selection in the long positions within materials and consumer discretionary sectors had the single largest negative impact on the portfolio during the period. Short sales in the information technology sector were also negative contributors.

On an individual position, Schlumberger positively contributed to performance for the period. As the global leader in oil services Schlumberger benefited from a significant rally in crude oil. Over the longer time horizon they are positioned to benefit from oil and gas exploration, which will only become more technically challenging and expensive to execute.

Also benefiting performance was QUALCOMM. The company’s Snapdragon processor is found in many of worlds the next generation of smartphones.

Lastly, H&R Block, which was a short sale, contributed to outperformance for the period. The company was sold short as a fundamental shift occurred away from professional tax preparation towards self-preparation software offered from Intuit, a long position in the Fund.

Several positions negatively impacted performance, including the short sale of Bucyrus. This mining equipment concern was shorted as a hedge against a significant increase in exposure to the energy complex. Within a week of the initial short position being established, it was announced that the company would be acquired by Caterpillar. We closed this position before the end of the period.

Also, the short sale of Jabil Circuit detracted from performance. This electronics contract manufacturer was shorted due to their significant revenue exposure to Cisco Systems, the networking company. Weakness at Cisco was made up for by increased orders for clients who market and sell smartphones and tablet style computers.

Lastly, a long position in Praxair detracted from performance. As a provider of industrial gases, this company is considered part of the material sector, and it underperformed that group. The sector itself had strong performance based on fertilizers and metals.

Nuveen Investments	7

*	Since inception returns for the Santa Barbara Global Equity Fund are from 4/24/09, and for the Santa Barbara Growth Plus Fund are from 12/30/08.

1	The Lipper Global Multi-Cap Growth Funds Category represents the average annualized returns of the funds in the Lipper Global Multi-Cap Value Funds category. Average returns do not include the effects of sales charges or management fees. It is not possible to invest directly in an average.

2	The MSCI ACWI (All Country World Index) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Long/Short Equity Funds Category represents the average annualized returns of the funds in the Lipper Long/Short Equity Funds category. Average returns do not include the effects of sales charges or management fees. It is not possible to invest directly in an average.

4	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Class A Shares - Average Annual Total Returns as of 1/31/11

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Nuveen Santa Barbara Global Equity Fund
A Shares at NAV	19.18%	26.59%	31.84%
A Shares at Offer	12.33%	19.31%	27.51%
Lipper Global Multi-Cap Growth Funds Category[1]	17.63%	22.18%	31.32%
MSCI ACWI[2]	16.77%	19.61%	28.77%
Nuveen Santa Barbara Growth Plus Fund
A Shares at NAV	16.44%	16.89%	16.44%
A Shares at Offer	9.75%	10.19%	13.19%
Lipper Long/Short Equity Funds Category[3]	8.31%	9.83%	13.86%
Russell 1000 Growth Index[4]	20.96%	25.14%	27.64%

Six-month returns are cumulative; all other returns are annualized.

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns may reflect a contractual agreement between the Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

8	Nuveen Investments

Fund Spotlight as of 1/31/11 Nuveen Santa Barbara Global Equity Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Net Asset Value (NAV)	$28.25	$27.84	$28.11	$28.39
Latest Capital Gain Distribution[1]	$0.5305	$0.5305	$0.5305	$0.5305
Latest Ordinary Income Distribution[2]	$1.9764	$1.9764	$1.9764	$1.9764
Inception Date	4/24/09	4/24/09	4/24/09	4/24/09

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 1/31/11

A Shares	NAV	Offer
1-Year	26.59%	19.31%
Since Inception	31.84%	27.51%

C Shares	NAV
1-Year	25.67%
Since Inception	30.86%

R3 Shares	NAV
1-Year	26.27%
Since Inception	31.50%

I Shares	NAV
1-Year	26.91%
Since Inception	32.17%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	3.84%	1.44%
Class C	4.59%	2.19%
Class R3	4.09%	1.69%
Class I	3.59%	1.19%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2012. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	20.15%	13.24%
Since Inception	34.32%	29.70%

C Shares	NAV
1-Year	19.24%
Since Inception	33.32%

R3 Shares	NAV
1-Year	19.83%
Since Inception	34.00%

I Shares	NAV
1-Year	20.46%
Since Inception	34.67%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$1,628
Number of Common Stocks	95

Top Five Common Stock Holdings[3]
Schlumberger Limited	2.4%
Apple, Inc.	2.3%
Google Inc., Class A	2.2%
McDonald’s Corporation	2.0%
Nike, Inc., Class B	1.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 15, 2010.

2	Ordinary income distribution consists of short-term capital gains paid on December 15, 2010.

3	As a percentage of total investments as of January 31, 2011. Holdings are subject to change.

Nuveen Investments	9

Fund Spotlight (continued) as of 1/31/11 Nuveen Santa Barbara Global Equity Fund

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	7.2%
Computers & Peripherals	6.3%
Semiconductors & Equipment	6.1%
Machinery	6.0%
Hotels, Restaurants & Leisure	5.9%
Energy Equipment & Services	5.8%
Textiles, Apparel & Luxury Goods	4.6%
Auto Components	4.0%
Communications Equipment	3.9%
Aerospace & Defense	3.8%
Internet & Catalog Retail	3.7%
Air Freight & Logistics	3.5%
Capital Markets	3.3%
Internet Software & Services	3.0%
Metals & Mining	2.8%
Commercial Banks	2.0%
Pharmaceuticals	1.9%
Construction & Engineering	1.8%
Airlines	1.8%
Diversified Financial Services	1.8%
Health Care Technology	1.7%
Other	19.1%

Country Allocation[1]
United States	43.7%
United Kingdom	8.1%
Canada	7.7%
Japan	4.9%
Hong Kong	3.0%
France	3.0%
Italy	2.9%
Sweden	2.8%
China	2.8%
Germany	2.6%
Singapore	2.0%
Norway	1.9%
South Korea	1.9%
Malaysia	1.7%
Netherlands	1.4%
Indonesia	1.1%
Austria	1.1%
Denmark	1.0%
Spain	1.0%
Switzerland	1.0%
Chile	0.9%
Israel	0.9%
Australia	0.6%
Finland	0.5%
Bermuda	0.5%
Mexico	0.5%
South Africa	0.5%

1	As a percentage of total investments as of January 31, 2011. Holdings are subject to change.

Risk Considerations

An investment in the Fund is subject to market risk or the risk that stocks in the portfolio will decline in response to such factors as adverse company news or industry developments or a general economic decline. Foreign investments involve additional risks such as adverse political, currency, economic, social or regulatory developments in a country including excessive taxation, lack of liquidity, and differing legal or accounting standards. These risks are magnified in emerging markets. As with any mutual fund, possible loss of principal is also a risk.

10	Nuveen Investments

Fund Spotlight as of 1/31/11 Nuveen Santa Barbara Growth Plus Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Net Asset Value (NAV)	$27.30	$26.87	$27.16	$27.44
Latest Capital Gain Distribution[1]	$0.2105	$0.2105	$0.2105	$0.2105
Inception Date	12/30/08	12/30/08	12/30/08	12/30/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 1/31/11

A Shares	NAV	Offer
1-Year	16.89%	10.19%
Since Inception	16.44%	13.19%

C Shares	NAV
1-Year	16.04%
Since Inception	15.59%

R3 Shares	NAV
1-Year	16.59%
Since Inception	16.16%

I Shares	NAV
1-Year	17.23%
Since Inception	16.74%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	5.78%	2.01%
Class C	6.52%	2.76%
Class R3	6.02%	2.26%
Class I	5.53%	1.76%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	11.12%	4.72%
Since Inception	16.79%	13.39%

C Shares	NAV
1-Year	10.30%
Since Inception	15.91%

R3 Shares	NAV
1-Year	10.82%
Since Inception	16.49%

I Shares	NAV
1-Year	11.41%
Since Inception	17.08%

Fund Allocation[2]
Common Stocks	132.9%
Common Stocks Sold Short	(33.3)%
Other[3]	0.4%

Portfolio Statistics
Net Assets ($000)	$1,360
Number of Long Common Stocks	50
Number of Common Stocks Sold Short	16

Top Five Long Common Stock Holdings[4]
QUALCOMM, Inc.	4.2%
Schlumberger Limited	4.2%
Occidental Petroleum Corporation	3.9%
Praxair, Inc.	3.9%
Western Union Company	3.6%

Top Five Common Stock Sold Short Holdings[5]
Kellogg Company	(7.8)%
Quest Diagnostics Incorporated	(7.5)%
Intel Corporation	(7.1)%
Spirit AeroSystems Holdings Inc.	(6.8)%
Intercontinental Exchange, Inc.	(6.6)%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 15, 2010.

2	As a percentage of total net assets as of January 31, 2011. Holdings are subject to change.

3	Other assets less liabilities.

4	As a percentage of total common stocks as of January 31, 2011. Holdings are subject to change.

5	As a percentage of total common stocks sold short as of January 31, 2011. Holdings are subject to change.

Nuveen Investments	11

Fund Spotlight (continued) as of 1/31/11 Nuveen Santa Barbara Growth Plus Fund

Portfolio Composition[1]
IT Services	10.4%
Chemicals	7.5%
Oil, Gas & Consumable Fuels	6.3%
Health Care Equipment & Supplies	6.2%
Internet Software & Services	4.9%
Communications Equipment	4.2%
Energy Equipment & Services	4.2%
Aerospace & Defense	4.0%
Electronic Equipment & Instruments	3.7%
Pharmaceuticals	3.7%
Machinery	3.6%
Software	3.3%
Beverages	2.9%
Commercial Banks	2.7%
Capital Markets	2.3%
Health Care Providers & Services	2.2%
Food Products	2.2%
Electrical Equipment	2.0%
Computers & Peripherals	1.9%
Textiles, Apparel & Luxury Goods	1.8%
Other	20.0%

Portfolio Composition[2]
Diversified Financial Services	13.1%
Semiconductors & Equipment	13.1%
Health Care Equipment & Supplies	12.0%
Household Products	11.0%
Food Products	7.8%
Health Care Providers & Services	7.5%
Aerospace & Defense	6.8%
IT Services	6.5%
Internet Software & Services	6.0%
Commercial Services & Supplies	5.6%
Insurance	5.5%
Pharmaceuticals	5.1%

1	As a percentage of total investments (excluding common stocks sold short) as of January 31, 2011. Holdings are subject to change.

2	As a percentage of total common stocks sold short as of January 31, 2011. Holdings are subject to change.

Risk Considerations

An investment in the Fund is subject to market risk or the risk that stocks in the portfolio will decline in response to such factors as adverse company news, industry developments or a general economic decline. The Fund engages short selling as a strategy. Short sales involve the sale of a security the Fund has borrowed, with the expectation that the security will underperform the market. The risk is that the Fund will be required to buy the security sold short (also known as covering the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Short selling is considered leverage and may magnify gains or losses for the Fund. Stocks of small- and mid-cap companies often experience greater volatility than stocks of large-cap companies. The Fund’s potential investment in foreign securities presents additional risks such as currency fluctuations, political and economic instability, and lack of liquidity. As with any mutual fund, possible loss of principal is also a risk.

12	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
Santa Barbara Global Equity	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/11)	$1,191.80	$1,187.30	$1,190.00	$1,193.10	$1,018.00	$1,014.22	$1,016.74	$1,019.26
Expenses Incurred During Period	$7.90	$12.02	$9.27	$6.52	$7.27	$11.07	$8.54	$6.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.43%, 2.18%, 1.68%, and 1.18% for Classes A, C, R3 and I, respectively multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

					Hypothetical Performance
Santa Barbara Growth Plus	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/11)	$1,164.40	$1,160.40	$1,162.90	$1,165.90	$1,014.22	$1,010.44	$1,012.96	$1,015.48
Expenses Incurred During Period	$11.89	$15.95	$13.25	$10.54	$11.07	$14.85	$12.33	$9.80

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.18%, 2.93%, 2.43%, and 1.93% for Classes A, C, R3 and I, respectively multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	13

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Global Equity Fund

January 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 99.1%

	Aerospace & Defense – 3.8%

3,000	Bombardier Inc., Class B Shares	$17,077

700	CAE Inc.	8,925

300	Goodrich Corporation	27,186

125	MTU Aero Engines Holding AG, (3)	8,816
	Total Aerospace & Defense	62,004
	Air Freight & Logistics – 3.4%

490	Expeditors International of Washington, Inc.	24,828

250	FedEx Corporation	22,580

5,000	Goodpack Limited, (3)	8,605
	Total Air Freight & Logistics	56,013
	Airlines – 1.8%

6,000	Cathay Pacific Airways, (3)	15,222

500	Lan Airlines S.A., Sponsored ADR	14,025
	Total Airlines	29,247
	Auto Components – 4.0%

235	Autoliv AB, (3)	18,079

650	Johnson Controls, Inc.	24,954

370	Magna International Inc., Class A	21,597
	Total Auto Components	64,630
	Beverages – 0.5%

150	Fomento Economico Mexicano S.A.	7,961
	Biotechnology – 0.5%

1,375	Abcam PLC, (3)	7,416
	Capital Markets – 3.3%

1,790	Hargreaves Lansdown PLC, (3)	15,345

3,400	Mediolanum SpA, (3)	17,332

450	State Street Corporation	21,024
	Total Capital Markets	53,701
	Chemicals – 1.1%

200	Praxair, Inc.	18,608
	Commercial Banks – 2.0%

26,400	Bank of China Limited, (3)	13,790

27,700	PT Bank Mandiri, (3)	18,367
	Total Commercial Banks	32,157
	Communications Equipment – 3.9%

1,120	JDS Uniphase Corporation, (2)	19,006

470	Juniper Networks Inc., (2)	17,446

490	QUALCOMM, Inc.	26,524
	Total Communications Equipment	62,976
	Computers & Peripherals – 6.3%

110	Apple, Inc., (2)	37,325

1,125	EMC Corporation, (2)	28,001

4,300	Imagination Technologies Group PLC, (2), (3)	24,844

225	Network Appliance Inc., (2)	12,314
	Total Computers & Peripherals	102,484

14	Nuveen Investments

Shares	Description (1)	Value

	Construction & Engineering – 1.8%

500	JGC Corporation, (3)	$12,229

155	Outotect OYJ, (3)	8,696

50	Samsung Engineering Company Limited, (3)	8,830
	Total Construction & Engineering	29,755
	Distributors – 1.0%

2,500	Li and Fung Limited, (3)	16,283
	Diversified Financial Services – 1.8%

45	CME Group, Inc.	13,885

200	Deutsche Boerse AG, (3)	15,158
	Total Diversified Financial Services	29,043
	Electrical Equipment – 1.0%

110	Schneider Electric SA, (3)	17,126
	Electronic Equipment & Instruments – 0.5%

800	Yaskawa Electric Corporation, (3)	8,664
	Energy Equipment & Services – 5.7%

200	National-Oilwell Varco Inc.	14,780

350	Petrofac Limited, (3)	8,766

700	Petroleum Geo-Services ASA, (3)	10,386

430	Schlumberger Limited	38,267

635	Seadrill Limited, (3)	20,913
	Total Energy Equipment & Services	93,112
	Food & Staples Retailing – 0.5%

3,175	Olam International Limited, (3)	7,595
	Food Products – 0.5%

725	Viterra Inc.	8,471
	Health Care Equipment & Supplies – 0.4%

4,100	Top Glove Corporation BHD, (3)	6,697
	Health Care Providers & Services – 1.1%

310	Express Scripts, Inc., (2)	17,462
	Health Care Technology – 1.7%

274	Cerner Corporation, (2)	27,085
	Hotels, Restaurants & Leisure – 5.9%

350	CTRIP.com, (2)	14,406

1,340	Dominos Pizza Inc., (3)	11,590

13,000	Genting Singapore PLC, (3)	20,647

440	McDonald’s Corporation	32,415

6,800	Sands China Limited, (2), (3)	16,847
	Total Hotels, Restaurants & Leisure	95,905
	Industrial Conglomerates – 1.1%

1,500	Hutchison Whampoa Limited, (3)	17,583
	Insurance – 1.0%

500	April Group, (3)	15,958
	Internet & Catalog Retail – 3.7%

325	ASOS PLC, (2), (3)	7,828

250	Dena Company Limited, (3)	9,056

Nuveen Investments	15

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Global Equity Fund (continued)

January 31, 2011

Shares	Description (1)	Value

	Internet & Catalog Retail (continued)

1,025	Expedia, Inc.	$25,789

1,400	Yoox SpA, (3)	17,127
	Total Internet & Catalog Retail	59,800
	Internet Software & Services – 2.9%

7,550	Blinkx PLC, (3)	11,795

60	Google Inc., Class A, (2)	36,022
	Total Internet Software & Services	47,817
	Machinery – 5.9%

200	Andritz AG, (3)	17,057

65	Fanuc Limited, (3)	10,286

700	Komatsu, Ltd., Sponsored ADR, (3)	20,879

325	SKF, AB, (3)	9,282

1,025	Volvo AB, Class B Shares, (2), (3)	17,766

850	Weir Group PLC, (3)	21,580
	Total Machinery	96,850
	Media – 1.6%

735	Imax Corporation, (2)	18,809

150	Naspers Limited, (3)	7,809
	Total Media	26,618
	Metals & Mining – 2.7%

1,550	Fortescue Metals Group Limited, (3)	9,914

1,530	Hitachi Metals Limited, (3)	17,992

275	Teck Cominco Limited	16,665
	Total Metals & Mining	44,571
	Multiline Retail – 1.5%

860	Dollar General Corporation, (2)	23,917
	Oil, Gas & Consumable Fuels – 7.2%

425	Continental Resources Inc., (2)	27,289

1,025	Gran Tiera Energy Inc.	9,202

275	Occidental Petroleum Corporation	26,587

3,100	Paladin Energy Limited	15,510

200	Peabody Energy Corporation	12,684

225	Petrominerales Limited	8,772

525	Repsol YPF S.A., (3)	16,525
	Total Oil, Gas & Consumable Fuels	116,569
	Personal Products – 1.0%

250	Herbalife, Limited	16,333
	Pharmaceuticals – 1.9%

150	Novo Nordisk A/S, (3)	16,888

255	Teva Pharmaceutical Industries Limited, Sponsored ADR	13,936
	Total Pharmaceuticals	30,824
	Professional Services – 1.0%

525	Robert Half International Inc.	16,464
	Road & Rail – 1.5%

400	Norfolk Southern Corporation	24,476

16	Nuveen Investments

Shares	Description (1)	Value

	Semiconductors & Equipment – 6.0%

2,560	ARM Holdings PLC, (3)	$21,091

325	ASM Lithography Holding NV	13,653

315	Cree, Inc., (2)	15,904

1,650	Infineon Technologies AG, (2), (3)	17,479

315	NXP Semiconductors NV	8,108

25	Samsung Electronics Company Limited, (3)	21,950
	Total Semiconductors & Equipment	98,185
	Textiles, Apparel & Luxury Goods – 4.6%

100	LVMH Moet Hennessy, (3)	15,605

375	Nike, Inc., Class B	30,930

40	Swatch Group AG, (3)	16,048

115	Tod’s S.p.A, (3)	11,786
	Total Textiles, Apparel & Luxury Goods	74,369
	Trading Companies & Distributors – 0.5%

5,000	Noble Group Limited, (3)	8,595
	Transportation Infrastructure – 0.9%

7,000	Singapore Airport Terminal Services Limited, (3)	15,263
	Wireless Telecommunication Services – 1.6%

500	American Tower Corporation, (2)	25,430
	Total Investments (cost $1,333,127) – 99.1%	1,614,017
	Other Assets Less Liabilities – 0.9%	13,898
	Net Assets – 100%	$1,627,915

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Growth Plus Fund

January 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 132.9%

	Aerospace & Defense – 5.4%

550	ITT Industries, Inc., (3)	$32,406

500	United Technologies Corporation	40,650
	Total Aerospace & Defense	73,056
	Air Freight & Logistics – 2.2%

600	Expeditors International of Washington, Inc.	30,402
	Auto Components – 2.0%

700	Johnson Controls, Inc., (3)	26,873
	Beverages – 3.8%

400	Brown-Forman Corporation, (3)	26,540

400	PepsiCo, Inc., (3)	25,724
	Total Beverages	52,264
	Biotechnology – 1.1%

400	Gilead Sciences, Inc., (2)	15,352
	Capital Markets – 3.0%

250	Goldman Sachs Group, Inc.	40,905
	Chemicals – 10.0%

600	Ecolab Inc., (3)	29,814

500	Monsanto Company, (3)	36,690

750	Praxair, Inc., (3)	69,778
	Total Chemicals	136,282
	Commercial Banks – 3.6%

1,500	Wells Fargo & Company	48,630
	Communications Equipment – 5.6%

1,400	QUALCOMM, Inc.	75,782
	Computers & Peripherals – 2.6%

1,400	EMC Corporation, (2), (3)	34,846
	Diversified Financial Services – 2.3%

100	CME Group, Inc., (3)	30,856
	Electrical Equipment – 2.6%

600	Emerson Electric Company, (3)	35,328
	Electronic Equipment & Instruments – 5.0%

550	Amphenol Corporation, Class A, (3)	30,437

1,200	FLIR Systems Inc., (2), (3)	37,248
	Total Electronic Equipment & Instruments	67,685
	Energy Equipment & Services – 5.6%

850	Schlumberger Limited, (3)	75,642
	Food & Staples Retailing – 2.1%

400	Costco Wholesale Corporation	28,736
	Food Products – 2.9%

575	Bunge Limited, (3)	39,140
	Health Care Equipment & Supplies – 8.3%

300	Becton, Dickinson and Company	24,885

300	C. R. Bard, Inc., (3)	28,305

500	Stryker Corporation, (3)	28,780

450	Varian Medical Systems, Inc., (2), (3)	30,407
	Total Health Care Equipment & Supplies	112,377

18	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services – 2.9%

700	Express Scripts, Inc., (2), (3)	$39,431
	Hotels, Restaurants & Leisure – 1.9%

350	McDonald’s Corporation, (3)	25,785
	Household Products – 2.1%

450	Procter & Gamble Company	28,409
	Internet Software & Services – 6.5%

600	Akamai Technologies, Inc., (2), (3)	28,992

100	Google Inc., Class A, (2)	60,036
	Total Internet Software & Services	89,028
	IT Services – 13.8%

650	Accenture Limited	33,456

300	International Business Machines Corporation (IBM)	48,600

575	Visa Inc.	40,164

3,250	Western Union Company, (3)	65,908
	Total IT Services	188,128
	Life Sciences Tools & Services – 2.2%

400	Waters Corporation, (2)	30,556
	Machinery – 4.8%

600	Donaldson Company, Inc., (3)	35,160

550	Illinois Tool Works, Inc.	29,420
	Total Machinery	64,580
	Media – 2.0%

600	Omnicom Group, Inc.	26,928
	Oil, Gas & Consumable Fuels – 8.3%

675	Continental Resources Inc., (2), (3)	43,342

725	Occidental Petroleum Corporation	70,093
	Total Oil, Gas & Consumable Fuels	113,435
	Personal Products – 1.9%

400	Herbalife, Limited, (3)	26,132
	Pharmaceuticals – 4.9%

550	Allergan, Inc., (3)	38,836

500	Teva Pharmaceutical Industries Limited, Sponsored ADR	27,325
	Total Pharmaceuticals	66,161
	Professional Services – 2.3%

500	FTI Consulting Inc., (2), (3)	18,235

425	Robert Half International Inc., (3)	13,328
	Total Professional Services	31,563
	Road & Rail – 2.0%

450	Norfolk Southern Corporation, (3)	27,536
	Software – 4.4%

700	Check Point Software Technology Limited, (2), (3)	31,185

600	Intuit, Inc., (2), (3)	28,158
	Total Software	59,343
	Specialty Retail – 2.4%

500	Ross Stores, Inc., (3)	32,600

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Growth Plus Fund (continued)

January 31, 2011

Shares	Description (1)	Value

	Textiles, Apparel & Luxury Goods – 2.4%

400	Nike, Inc., Class B	$32,992
	Total Investments (cost $1,365,372)	1,806,763

Shares	Description (1)	Value

	COMMON STOCKS SOLD SHORT – (33.3)%

	Aerospace & Defense – (2.3)%

(1,300)	Spirit AeroSystems Holdings Inc., (2)	$(30,706)
	Commercial Services & Supplies – (1.8)%

(900)	Cintas Corporation	(25,254)
	Diversified Financial Services – (4.4)%

(250)	Intercontinental Exchange, Inc., (2)	(30,123)

(1,000)	Moody’s Corporation	(29,370)
	Total Diversified Financial Services	(59,493)
	Food Products – (2.6)%

(700)	Kellogg Company	(35,210)
	Health Care Equipment & Supplies – (4.0)%

(700)	DENTSPLY International Inc.	(24,836)

(500)	Zimmer Holdings, Inc., (2)	(29,580)
	Total Health Care Equipment & Supplies	(54,416)
	Health Care Providers & Services – (2.5)%

(600)	Quest Diagnostics Incorporated	(34,170)
	Household Products – (3.7)%

(425)	Clorox Company	(26,728)

(300)	Colgate-Palmolive Company	(23,031)
	Total Household Products	(49,759)
	Insurance – (1.8)%

(800)	Allstate Corporation	(24,912)
	Internet Software & Services – (2.0)%

(1,700)	Yahoo! Inc., (2)	(27,404)
	IT Services – (2.2)%

(125)	MasterCard, Inc.	(29,564)
	Pharmaceuticals – (1.7)%

(700)	Merck & Company Inc.	(23,219)
	Semiconductors & Equipment – (4.3)%

(175)	First Solar Inc., (2)	(27,052)

(1,500)	Intel Corporation	(32,189)
	Total Semiconductors & Equipment	(59,241)
	Total Common Stocks Sold Short (proceeds $419,550)	(453,348)
	Other Assets Less Liabilities – 0.4%	6,202
	Net Assets – 100%	$1,359,617

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, segregated as collateral for securities lending.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

January 31, 2011

	Santa Barbara Global Equity	Santa Barbara Growth Plus
Assets
Investments, at value (cost $1,333,127 and $1,365,372, respectively)	$1,614,017	$1,806,763
Cash	8,566	150,319 (1)
Receivables:
Dividends	186	271
From Adviser	12,706	10,012
Investments sold	21,551	28,473
Reclaims	111	364
Total assets	1,657,137	1,996,202
Liabilities
Securities sold short, at value (proceeds $— and $419,550, respectively)	—	453,348
Payables:
Collateral due to broker	—	110,983
Dividends on Securities sold short	—	439
Investments purchased	10,456	57,596
Accrued expenses:
12b-1 distribution and service fees	609	502
Other	18,157	13,717
Total liabilities	29,222	636,585
Net assets	$1,627,915	$1,359,617
Class A Shares
Net assets	$408,326	$341,238
Shares outstanding	14,455	12,500
Net asset value per share	$28.25	$27.30
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$29.97	$28.96
Class C Shares
Net assets	$402,932	$335,894
Shares outstanding	14,475	12,500
Net asset value and offering price per share	$27.84	$26.87
Class R3 Shares
Net assets	$406,518	$339,447
Shares outstanding	14,462	12,500
Net asset value and offering price per share	$28.11	$27.16
Class I Shares
Net assets	$410,139	$343,038
Shares outstanding	14,448	12,500
Net asset value and offering price per share	$28.39	$27.44
Net Assets Consist of:
Capital paid-in	$1,211,057	$990,339
Undistributed (Over-distribution of) net investment income	(4,072)	(4,844)
Accumulated net realized gain (loss)	140,004	(33,471)
Net unrealized appreciation (depreciation)	280,926	407,593
Net assets	$1,627,915	$1,359,617
Authorized shares	Unlimited	Unlimited
Par value per share	$0.01	$0.01

(1)	Represents collateral held for securities lending transactions. See Notes to Financial Statements, General Information and Significant Accounting Policies, Footnote 1 – Enhanced Custody Program for further information.

See accompanying notes to financial statements.

Nuveen Investments	21

Statement of Operations (Unaudited)

Six Months Ended January 31, 2011

	Santa Barbara Global Equity	Santa Barbara Growth Plus
Investment Income (net of foreign tax withheld of $408 and $17, respectively)	$8,308	$10,288
Expenses
Management fees	6,371	6,305
12b-1 service fees – Class A	480	402
12b-1 distribution and service fees – Class C	1,897	1,589
12b-1 distribution and service fees – Class R3	956	801
Dividends expense on securities sold short	—	3,319
Shareholders’ servicing agent fees and expenses	52	64
Custodian’s fees and expenses	15,638	2,647
Enhanced custody expense	—	1,122
Trustees’ fees and expenses	16	13
Professional fees	14,179	16,043
Shareholders’ reports – printing and mailing expenses	4,531	4,336
Federal and state registration fees	17	—
Other expenses	25	40
Total expenses before custodian fee credit and expense reimbursement	44,162	36,681
Custodian fee credit	(13)	(18)
Expense reimbursement	(31,769)	(21,531)
Net expenses	12,380	15,132
Net investment income (loss)	(4,072)	(4,844)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	184,746	25,172
Securities sold short	—	(58,646)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	80,133	263,145
Securities sold short	—	(31,779)
Net realized and unrealized gain (loss)	264,879	197,892
Net increase (decrease) in net assets from operations	$260,807	$193,048

See accompanying notes to financial statements.

22	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Santa Barbara Global Equity		Santa Barbara Growth Plus
	Six Months Ended 1/31/11	Year Ended 7/31/10	Six Months Ended 1/31/11	Year Ended 7/31/10
Operations
Net investment income (loss)	$(4,072)	$(3,851)	$(4,844)	$(6,406)
Net realized gain (loss) from:
Investments and foreign currency	184,746	144,458	25,172	122,645
Securities sold short	—	—	(58,646)	(85,500)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	80,133	19,459	263,145	8,590
Securities sold short	—	—	(31,779)	29,224
Net increase (decrease) in net assets from operations	260,807	160,066	193,048	68,553
Distributions to Shareholders
From accumulated net realized gains:
Class A	(33,293)	(20,000)	(2,631)	—
Class C	(33,303)	(20,000)	(2,631)	—
Class R3	(33,296)	(20,000)	(2,631)	—
Class I	(33,289)	(20,000)	(2,631)	—
Decrease in net assets from distributions to shareholders	(133,181)	(80,000)	(10,524)	—
Fund Share Transactions
Proceeds from shares issued to shareholders due to reinvestment of distributions	133,181	80,000	—	—
Net increase (decrease) in net assets from Fund share transactions	133,181	80,000	—	—
Net increase (decrease) in net assets	260,807	160,066	182,524	68,553
Net assets at the beginning of period	1,367,108	1,207,042	1,177,093	1,108,540
Net assets at the end of period	$1,627,915	$1,367,108	$1,359,617	$1,177,093
Undistributed (Over-distribution of) net investment income at the end of period	$(4,072)	$—	$(4,844)	$—

See accompanying notes to financial statements.

Nuveen Investments	23

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA GLOBAL EQUITY
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(f)	Total	Ending Net Asset Value	Total Return(b)
Class A (4/09)
2011(e)	$25.80	$(.05)	$5.01	$4.96	$—	$(2.51)	$(2.51)	$28.25	19.18%
2010	24.15	(.03)	3.28	3.25	—	(1.60)	(1.60)	25.80	13.50
2009(d)	20.00	.03	4.12	4.15	—	—	—	24.15	20.75
Class C (4/09)
2011(e)	25.54	(.15)	4.96	4.81	—	(2.51)	(2.51)	27.84	18.73
2010	24.10	(.22)	3.26	3.04	—	(1.60)	(1.60)	25.54	12.67
2009(d)	20.00	(.01)	4.11	4.10	—	—	—	24.10	20.50
Class R3 (4/09)
2011(e)	25.71	(.08)	4.99	4.91	—	(2.51)	(2.51)	28.11	19.00
2010	24.14	(.09)	3.26	3.17	—	(1.60)	(1.60)	25.71	13.26
2009(d)	20.00	.02	4.12	4.14	—	—	—	24.14	20.65
Class I (4/09)
2011(e)	25.88	(.01)	5.03	5.02	—	(2.51)	(2.51)	28.39	19.31
2010	24.17	.04	3.27	3.31	—	(1.60)	(1.60)	25.88	13.79
2009(d)	20.00	.05	4.12	4.17	—	—	—	24.17	20.85

24	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate

$408	5.58	%*	(4.50	)%*	1.43	%*	(.35	)%*	74%
343	3.88		(2.55)		1.44		(.11)		136
302	5.88	*	(3.91	)*	1.45	*	.53	*	37

403	6.33	*	(5.25	)*	2.18	*	(1.10	)*	74
339	4.63		(3.30)		2.19		(.86)		136
301	6.64	*	(4.66	)*	2.20	*	(.23	)*	37

407	5.83	*	(4.75	)*	1.68	*	(.60	)*	74
342	4.13		(2.80)		1.69		(.36)		136
302	6.14	*	(4.16	)*	1.70	*	.28	*	37

410	5.33	*	(4.25	)*	1.18	*	(.10	)*	74
344	3.63		(2.30)		1.19		.14		136
302	5.64	*	(3.66	)*	1.20	*	.78	*	37
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period April 24, 2009 (commencement of operations) through July 31, 2009.
(e)	For the six months ended January 31, 2011.
(f)	Distributions from Capital Gains include short-term capital gains, if any.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	25

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA GROWTH PLUS
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(g)	Total	Ending Net Asset Value	Total Return(b)
Class A (12/08)
2011(f)	$23.61	$(.07)	$3.97	$3.90	$—	$(.21)	$(.21)	$27.30	16.44%
2010	22.20	(.08)	1.49	1.41	—	—	—	23.61	6.35
2009(e)	20.00	(.04)	2.24	2.20	—	—	—	22.20	11.00
Class C (12/08)
2011(f)	23.33	(.17)	3.92	3.75	—	(.21)	(.21)	26.87	16.04
2010	22.10	(.26)	1.49	1.23	—	—	—	23.33	5.57
2009(e)	20.00	(.13)	2.23	2.10	—	—	—	22.10	10.50
Class R3 (12/08)
2011(f)	23.52	(.11)	3.96	3.85	—	(.21)	(.21)	27.16	16.29
2010	22.16	(.14)	1.50	1.36	—	—	—	23.52	6.09
2009(e)	20.00	(.07)	2.23	2.16	—	—	—	22.16	10.85
Class I (12/08)
2011(f)	23.71	(.04)	3.98	3.94	—	(.21)	(.21)	27.44	16.59
2010	22.23	(.02)	1.50	1.48	—	—	—	23.71	6.66
2009(e)	20.00	(.01)	2.24	2.23	—	—	—	22.23	11.15

26	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement(d)				Ratios to Average Net Assets After Reimbursement(c)(d)
Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate

$341	5.53	%*	(3.93	)%*	2.18	%*	(.57	)%*	17%
295	5.87		(4.12)		2.09		(.35)		110
277	6.57	*	(4.72	)*	2.22	*	(.36	)*	63

336	6.28	*	(4.67	)*	2.93	*	(1.32	)*	17
292	6.61		(4.86)		2.84		(1.10)		110
276	7.32	*	(5.46	)*	2.97	*	(1.11	)*	63

339	5.78	*	(4.18	)*	2.43	*	(.82	)*	17
294	6.11		(4.37)		2.34		(.60)		110
277	6.82	*	(4.96	)*	2.47	*	(.61	)*	63

343	5.28	*	(3.68	)*	1.93	*	(.32	)*	17
296	5.62		(3.88)		1.84		(.10)		110
278	6.32	*	(4.46	)*	1.97	*	(.11	)*	63
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Each ratio includes the effect of the dividends expense on securities sold short and enhanced custody expense as follows:

Ratios of Dividends Expense on Securities Sold Short to Average Net Assets		Ratios of Enhanced Custody Expense to Average Net Assets
Year Ended July 31:
2011(f)	.52%	.17%
2010	.33%	.18%
2009(e)	.50*	.12*

(e)	For the period December 30, 2008 (commencement of operations) through July 31, 2009.
(f)	For the six months ended January 31, 2011.
(g)	Distributions from Capital Gains include short-term capital gains, if any.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	27

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara Global Equity Fund (“Santa Barbara Global Equity”) and Nuveen Santa Barbara Growth Plus Fund (“Santa Barbara Growth Plus”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Effective January 1, 2011, the Fund’s adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) has changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”).

Santa Barbara Global Equity’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. and non-U.S. equity securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 25% of its net assets in companies located in emerging market countries. The Fund will invest at least 40% of its net assets in non-U.S. equity securities.

Santa Barbara Growth Plus’ investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of companies whose market capitalizations fall within the range of the largest and smallest companies in the Russell 1000 Index. “Plus” in the Fund’s name refers to the additional return the Fund seeks by taking short positions in stocks that are expected to underperform and using the proceeds from these short positions to take additional long positions in stocks that are expected to outperform. The Fund will take both long and short positions in securities. When the Fund takes a long position, the Fund purchases a security outright. When the Fund takes a short position, it sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. The Fund may use all or a portion of the cash proceeds from short positions to take additional long positions. The Fund intends to target a net “long” market exposure of approximately 100%. The Fund’s long positions will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets. The Fund invests primarily in U.S. equity securities but may invest up to 25% of its net assets plus borrowings in non-U.S. equity securities. “Borrowings” represent the proceeds from short positions less any uninvested cash from such short positions.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Significant Accounting Policies

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices and are generally classified as Level 1. Prices of certain American Depository Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or mean between the most recent bid and ask prices of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time foreign currencies may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These triggers generally represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis,

28	Nuveen Investments

including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 — Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Each Fund imposes a 2% redemption fee on shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are recorded as an increase to each Fund’s capital paid-in and recognized as “Redemption fees” on the Statement of Changes in Net Assets, when applicable.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities and securities sold short are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” when applicable.

Nuveen Investments	29

Notes to Financial Statements (Unaudited) (continued)

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with securities sold short are recognized as a component of “Change in net unrealized appreciation (depreciation) of securities sold short”.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended January 31, 2011.

Enhanced Custody Program

Santa Barbara Growth Plus pursues a “long/short” investment strategy, pursuant to which it sells short up to 50% of the value of its initial long portfolio and purchases additional long investments with some or all of the proceeds of the short sale transactions. Financing of the short sale transactions is provided in part through lending securities in the Fund’s portfolio of investments. The administration and monitoring of the collateral requirements for both the short selling and securities lending activities is performed by the Fund’s custodian through its enhanced custody program.

Short Sale Transactions – When the Fund sells a security short, it borrows the security from a third party and pledges cash as collateral to secure its obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. The cash used to collateralize the borrowing is provided from lending securities in the Fund’s portfolio of investments or from borrowing from the Fund’s custodian. Proceeds from short selling are used to finance the purchase of additional securities for the Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The Fund is obligated to pay the lender from whom the securities were borrowed dividends declared on the stock by the issuer and recognizes such amounts as “Dividends expense on securities sold short” on the Statement of Operations. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as “Change in net unrealized appreciation (depreciation) of securities sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund has segregated sufficient assets equal to at least the market value of the short sale obligation to preclude the obligation from being deemed a senior security of the Fund. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as “Net realized gain (loss) from securities sold short” on the Statement of Operations.

Securities Lending Transactions – In the ordinary course of business, up to 100% of the Fund’s portfolio of investments is available to be loaned to brokers, dealers and other financial institutions. The Fund may not loan securities in excess of 33 1/3% of its total assets, including the value of the cash collateral received in connection with such loans. Loans are secured by cash collateral received from the borrower equal at all times to at least 100% of the market value of the loaned securities. The Fund uses the cash collateral obtained from such loans primarily to collateralize the Fund’s borrowings of securities sold short. Any amount held in excess of that required to collateralize securities borrowed in short sale transactions is invested in liquid, high-grade, short-term instruments to enhance the earnings of the Fund. Such amounts are recognized as “Payable for collateral due to broker” on the Statement of Assets and Liabilities.

For its participation in the enhanced custody program, the Fund pays the custodian a fee based on the market value of the Fund’s outstanding short positions, which is recognized as “Enhanced custody expense” on the Statement of Operations.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

30	Nuveen Investments

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the fair value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of January 31, 2011:

Santa Barbara Global Equity	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$902,632	$711,385	$—	$1,614,017

Santa Barbara Growth Plus	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,806,763	$—	$—	$1,806,763
Common Stocks Sold Short	(453,348)	—	—	(453,348)
Total	$1,353,415	$—	$—	$1,353,415
*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

The table below presents the transfers in and out of the three valuation levels for Santa Barbara Global Equity as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in the leveling of investments are primarily due to changes in the leveling methodologies.

Level 1		Level 2		Level 3
Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
$ —	$ (278,273)	$ 278,273	$—	$ —	$—

During the period ended January 31, 2011, Santa Barbara Growth Plus recognized no significant transfers to/from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended January 31, 2011.

4. Fund Shares

Transactions in Fund shares were as follows:

	Santa Barbara Global Equity
	Six Months Ended 1/31/11		Year Ended 7/31/10
	Shares	Amount	Shares	Amount
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,174	33,293	781	20,000
Class C	1,190	33,303	785	20,000
Class R3	1,180	33,296	782	20,000
Class I	1,169	33,289	779	20,000
Net increase (decrease)	4,713	$133,181	3,127	$80,000

Nuveen Investments	31

Notes to Financial Statements (Unaudited) (continued)

Santa Barbara Growth Plus
	Six Months Ended 1/31/11		Year Ended 7/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Net Increase	—	$—	—	$—

5. Investment Transactions

Purchases and sales (excluding proceeds from securities sold short and short-term investments) during the six months ended January 31, 2011, were as follows:

	Santa Barbara Global Equity	Santa Barbara Growth Plus
Purchases	$1,101,875	$392,758
Sales	1,126,933	264,910

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At January 31, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Santa Barbara Global Equity	Santa Barbara Growth Plus
Cost of investments	$1,333,127	$1,365,372
Gross unrealized:
Appreciation	$291,781	$452,771
Depreciation	(10,891)	(11,380)
Net unrealized appreciation (depreciation) of investments	$280,890	$441,391

Permanent differences, primarily due to federal taxes paid, net operating losses, adjustments for investments in passive foreign investment companies, foreign currency reclassifications and investment in short sales resulted in reclassifications among the Funds’ components of net assets at July 31, 2010, the Funds’ last tax year-end, as follows:

	Santa Barbara Global Equity	Santa Barbara Growth Plus
Capital paid-in	$(848)	$(6,462)
Undistributed (Over-distribution of) net investment income	3,851	6,406
Accumulated net realized gain (loss)	(3,003)	56

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2010, the Funds’ last tax year end, were as follows:

	Santa Barbara Global Equity	Santa Barbara Growth Plus
Undistributed net ordinary income*	$88,118	$—
Undistributed net long-term capital gains	238	10,527
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

32	Nuveen Investments

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2010, was designated for purposes of the dividends paid deduction as follows:

	Santa Barbara Global Equity	Santa Barbara Growth Plus
Distributions from net ordinary income*	$80,000	$—
Distributions from net long-term capital gains	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Santa Barbara Global Equity Fund-Level Fee Rate	Santa Barbara Growth Plus Fund-Level Fee Rate
For the first $125 million	.6500%	.8000%
For the next $125 million	.6375	.7875
For the next $250 million	.6250	.7750
For the next $500 million	.6125	.7625
For the next $1 billion	.6000	.7500
For net assets over $2 billion	.5750	.7250

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets”. Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. As of January 31, 2011, the complex-level fee rate was .1818%.

The management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities it provides for the Funds. The Adviser has entered into a Sub-Advisory Agreement with Santa Barbara Asset Management (“Santa Barbara”). Santa Barbara is compensated for its sub-advisory services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses (“Expense Cap”) of the Funds so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividends expense on securities sold short, enhanced custody expense and extraordinary expenses) do not exceed the percentage of each Fund’s average daily net assets, for each share class and for the time periods stated, as set forth in the following table:

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Santa Barbara Global Equity	1.20%	November 30, 2012	1.45%
Santa Barbara Growth Plus	1.25	November 30, 2011	1.60

Nuveen Investments	33

Notes to Financial Statements (Unaudited) (continued)

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trusts pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At January 31, 2011, Nuveen owned shares of each Fund as follows:

	Santa Barbara Global Equity	Santa Barbara Growth Plus
Class A	14,455	12,500
Class C	14,475	12,500
Class R3	14,462	12,500
Class I	14,448	12,500

During the six months ended January 31, 2011, Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen, retained all 12b-1 fees for each of the Funds.

34	Nuveen Investments

Notes

Nuveen Investments	35

Notes

36	Nuveen Investments

Notes

Nuveen Investments	37

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Competitive Short: Taking long and short equity positions either within the same industry or across different industries. For example, this might involve taking a long position in a computer maker and a short position in another computer maker. Similarly, it might involve taking a long position in an airline and a short position in a railroad.

Cover Short (also known as a Short Cover): Buying stock to close out a previously established short position.

Long Position: A security the Fund owns in its portfolio.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Short Position: A security the Fund does not own but has sold short through the delivery of a borrowed security to the borrower.

38	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Santa Barbara Asset Management

200 East Carrillo Street

Suite 300

Santa Barbara, CA 93101

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	39

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $197 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-SBTW-0111P

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Semi-Annual Report

January 31, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class C	Class R3	Class I
Nuveen Winslow Large-Cap Growth Fund	NWCAX	NWCCX	NWCRX	NVLIX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Fund’s investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of this Fund. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital Management. Nuveen Investments managed approximately $197 billion of assets as of December 31, 2010.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

March 24, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

This Fund is available for investment only for “traditional institutional investors” such as (a) Taft-Hartley plans, endowments and foundations, public and corporate plans and QIBs, and (b) other institutional investors with an initial purchase of at least $5 million, and to defined contribution plans in the form of Class A and R3 shares.

The Nuveen Winslow Large-Cap Growth Fund features management by Winslow Capital Management, Inc. (“Winslow Capital”), an affiliate of Nuveen Investments, Inc.

The Fund is managed by Clark J. Winslow, chief executive officer at Winslow Capital, Justin H. Kelly, CFA, senior managing director, and R. Bart Wear, CFA, senior managing director.

We recently spoke with the management team about the key investment strategies and performance of the Fund for the six-month period ending January 31, 2011.

How did the Fund perform during the six-month period ended January 31, 2011?

The Fund’s Class A Shares at net asset value outperformed the Lipper category average and the comparative index for the six-month period ended January 31, 2011. The Fund produced relatively steady growth during the period, with a few periods of pullback. The Fund had strong relative performance during rising markets, but tended to underperform during market pullbacks. A more detailed account of the Fund’s performance is provided later in this report.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

At Winslow Capital, we believe that investing in companies with above-average earnings growth potential provides the best opportunity for achieving superior portfolio returns over the long term. While this is a key element in our investment process, assessing actual valuations relative to our estimated earnings growth rate for an issue also is important in selecting a stock. Our focus is on companies that we believe can deliver attractive future annual earnings growth, with rising return on invested capital and positive cash flow.

Our investment philosophy is grounded in fundamental research. The majority of our analytical work is conducted internally by our investment principals. We select stocks using a bottom-up approach and position our portfolio decision-makers as close as possible to the source of fundamental information — whether that source is directly from a company, its suppliers, or its competitors.

Nuveen Investments	5

The recent and, we think, sustainable upturn in corporate capital spending that drove market gains during the period is a product of improving confidence and it remains a key theme for our team. Capital spending is the fuel for the earnings cycle and is most important now that we’re recovering off a very depressed base. The Fund and the Russell 1000 Growth Index both performed well across most sectors. Strong stock selection was the key driver of the Fund’s outperformance of the index.

The consumer discretionary, industrials and consumer staples sectors were the strongest performers in the period. Specifically, priceline.com contributed to the Fund’s strong performance. Priceline.com provides internet services, including a travel service that offers airline tickets, hotel rooms, rental cars, cruises and vacation packages; a personal finance service that offers home mortgages, refinancing and home equity loans; an automotive services that offers new cars; and telecommunications service that offers long distance calling. The company beat guidance and estimates and is a strong secular growth story as it looks to take advantage of an improved leisure travel market.

Apple Inc. also performed well during the six-month period. Apple Inc., together with subsidiaries, designs, manufactures, and markets personal computers, mobile communication and media devices, and portable digital music players, as well as selling related software, services, peripherals, networking solutions, and third-party digital content and applications worldwide. The company has been a long held positive performer with accelerating revenue growth, and sales ahead of consensus estimates.

Lastly, Cognizant Technology Solutions was a top performer. Cognizant provides information technology (IT) consulting and technology services, as well as outsourcing services in North America, Europe, and Asia. The company benefited from greater than expected revenue growth, especially in the U.S., capitalizing on pent-up demand.

Offsetting some of the gains were the telecom, financials and energy sectors. Underperforming stocks in the telecom sector were the source of the Fund’s relatively weak performance in this area. Holdings in the overweighted financials sector generally underperformed the index. The energy sector performed strongly during the period, but an underweight versus the index contributed to underperformance.

In particular, Equinix, Inc. detracted from the Fund’s performance. Equinix provides network neutral data center services to enterprises, content providers, financial services companies, and network service providers. The company experienced surprising dilution from an acquisition.

Hewlett-Packard also negatively impacted performance. Hewlett-Packard offers various products, technologies, software, solutions, and services to individual consumers and small- and medium-sized businesses, as well as to the government, health care, and education sectors worldwide. We sold our position in August 2010 given increased earnings risk from management transition and slower macro and secular headwinds given increasing changes seen in the IT industry. We repurchased shares in January 2011 as we began to see signs of a technology sector recovery.

6	Nuveen Investments

*	Since inception returns are from 5/15/09.

1	The Lipper Large-Cap Growth Funds Category is a managed index that represents the average returns of the funds in the Lipper Large-Cap Growth Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper category.

2	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Lastly, Cisco Systems, which designs, manufactures, and sells Internet protocol (IP)-based networking and other products related to the communications and information technology industry worldwide, was a poor performer during the period. We sold our position in November 2010 based on lower growth prospects.

Class A Shares – Average Total Returns as of 1/31/11

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Nuveen Winslow Large-Cap Growth Fund
A Shares at NAV	22.28%	26.35%	28.92%
A Shares at Offer	15.24%	19.08%	24.55%
Lipper Large-Cap Growth Funds Category[1]	19.81%	23.08%	27.14%
Russell 1000 Growth Index[2]	20.96%	25.14%	29.74%

Six-month returns are cumulative; all other returns are annualized.

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see the Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Nuveen Investments	7

Fund Spotlight as of 1/31/11 Nuveen Winslow Large-Cap Growth Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NWCAX	NWCCX	NWCRX	NVLIX
Net Asset Value (NAV)	$30.73	$30.33	$30.60	$30.86
Inception Date	5/15/09	5/15/09	5/15/09	5/15/09

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 1/31/11

A Shares	NAV	Offer
1-Year	26.35%	19.08%
Since Inception	28.92%	24.55%

C Shares	NAV
1-Year	25.33%
Since Inception	27.91%

R3 Shares	NAV
1-Year	26.03%
Since Inception	28.58%

I Shares	NAV
1-Year	26.63%
Since Inception	29.21%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	2.09%	1.05%
Class C	2.84%	1.80%
Class R3	2.34%	1.30%
Class I	1.75%	0.80%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2012. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	15.89%	9.23%
Since Inception	29.19%	24.59%

C Shares	NAV
1-Year	14.96%
Since Inception	28.20%

R3 Shares	NAV
1-Year	15.57%
Since Inception	28.85%

I Shares	NAV
1-Year	16.14%
Since Inception	29.48%

Portfolio Allocation1

Portfolio Statistics
Net Assets ($000)	$65,599
Number of Common Stocks	64

Top Five Common Stock Holdings[2]
Apple, Inc.	5.1%
Cognizant Technology Solutions Corporation, Class A	4.1%
QUALCOMM Inc.	3.2%
Union Pacific Corporation	3.1%
Express Scripts, Inc.	2.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	As a percentage of total investments as of January 31, 2011. Holdings are subject to change.

2	As a percentage of total common stocks as of January 31, 2011. Holdings are subject to change.

8	Nuveen Investments

Fund Spotlight as of 1/31/11 Nuveen Winslow Large-Cap Growth Fund

Portfolio Composition[1]
Computers & Peripherals	9.6%
Software	7.9%
Energy Equipment & Services	6.1%
Capital Markets	6.0%
Machinery	6.0%
Internet & Catalog Retail	5.5%
IT Services	5.5%
Internet Software & Services	4.3%
Communications Equipment	4.0%
Diversified Financial Services	3.5%
Metals & Mining	3.4%
Road & Rail	3.0%
Health Care Providers & Services	2.9%
Aerospace & Defense	2.9%
Oil, Gas & Consumable Fuels	2.6%
Semiconductors & Equipment	2.2%
Health Care Equipment & Supplies	2.1%
Construction & Engineering	1.8%
Short-Term Investments	2.0%
Other	18.7%
1	As a percentage of total investments as of January 31, 2011. Holdings are subject to change.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Nuveen Investments	9

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back- end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/11)	$1,222.80	$1,217.60	$1,224.10	$1,224.10	$1,019.91	$1,016.13	$1,018.65	$1,021.17
Expenses Incurred During Period	$5.88	$10.06	$7.28	$4.48	$5.35	$9.15	$6.61	$4.08

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.05%, 1.80%, 1.30% and 0.80% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Winslow Large-Cap Growth Fund

January 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 96.8%

	Aerospace & Defense – 2.9%

7,000	Goodrich Corporation	$634,340

15,200	United Technologies Corporation	1,235,760
	Total Aerospace & Defense	1,870,100
	Air Freight & Logistics – 1.1%

9,700	C.H. Robinson Worldwide, Inc.	747,773
	Auto Components – 1.0%

9,500	BorgWarner Inc., (2)	640,300
	Automobiles – 1.1%

46,100	Ford Motor Company, (2)	735,295
	Biotechnology – 0.8%

9,900	Celgene Corporation, (2)	510,147
	Capital Markets – 6.0%

32,100	Charles Schwab Corporation	579,405

7,800	Franklin Resources, Inc.	941,070

10,800	Goldman Sachs Group, Inc.	1,767,096

30,700	TD Ameritrade Holding Corporation	626,894
	Total Capital Markets	3,914,465
	Chemicals – 0.8%

10,500	Ecolab Inc.	521,745
	Communications Equipment – 4.0%

14,600	Juniper Networks Inc., (2)	541,952

37,900	QUALCOMM, Inc.	2,051,527
	Total Communications Equipment	2,593,479
	Computers & Peripherals – 9.5%

9,500	Apple, Inc., (2)	3,223,540

64,700	EMC Corporation, (2)	1,610,383

14,200	Hewlett-Packard Company	648,798

13,400	NetApp, Inc., (2)	733,382
	Total Computers & Peripherals	6,216,103
	Construction & Engineering – 1.8%

16,800	Fluor Corporation	1,162,392
	Diversified Financial Services – 3.5%

2,200	CME Group, Inc.	678,832

4,600	Intercontinental Exchange, Inc., (2)	554,254

23,700	JP Morgan Chase & Co.	1,065,078
	Total Diversified Financial Services	2,298,164
	Electronic Equipment & Instruments – 0.6%

8,200	Amphenol Corporation, Class A	453,788
	Energy Equipment & Services – 6.0%

15,800	FMC Technologies Inc., (2)	1,485,200

15,400	Halliburton Company	693,000

19,600	Schlumberger Limited	1,744,204
	Total Energy Equipment & Services	3,922,404

Nuveen Investments	11

Portfolio of Investments (Unaudited)

Nuveen Winslow Large-Cap Growth Fund (continued)

January 31, 2011

Shares	Description (1)	Value

	Food & Staples Retailing – 1.0%

8,900	Costco Wholesale Corporation	$639,376
	Food Products – 0.9%

16,800	Green Mountain Coffee Inc., (2)	564,144
	Health Care Equipment & Supplies – 2.1%

3,300	Edwards Lifesciences Corporation, (2)	278,157

1,600	Intuitive Surgical, Inc., (2)	516,656

8,500	Varian Medical Systems, Inc., (2)	574,345
	Total Health Care Equipment & Supplies	1,369,158
	Health Care Providers & Services – 2.9%

33,200	Express Scripts, Inc., (2)	1,870,156
	Health Care Technology – 1.1%

7,000	Cerner Corporation, (2)	691,950
	Hotels, Restaurants & Leisure – 1.0%

13,900	YUM! Brands, Inc.	649,964
	Internet & Catalog Retail – 5.4%

8,700	Amazon.com, Inc., (2)	1,475,868

2,000	NetFlix.com Inc., (2)	428,160

3,870	priceline.com Incorporated, (2)	1,658,372
	Total Internet & Catalog Retail	3,562,400
	Internet Software & Services – 4.2%

8,700	Baidu.com, Inc., Sponsored ADR, (2)	945,081

2,820	Google Inc., Class A, (2)	1,693,015

4,100	VeriSign, Inc., (2)	137,965
	Total Internet Software & Services	2,776,061
	IT Services – 5.4%

35,500	Cognizant Technology Solutions Corporation, Class A, (2)	2,589,725

13,800	Visa Inc.	963,930
	Total IT Services	3,553,655
	Life Sciences Tools & Services – 1.0%

15,400	Agilent Technologies, Inc., (2)	644,182
	Machinery – 6.0%

34,500	Danaher Corporation	1,589,070

13,400	Deere & Company	1,218,060

20,700	Illinois Tool Works, Inc.	1,107,243
	Total Machinery	3,914,373
	Media – 1.0%

14,200	Scripps Networks Interactive, Class A Shares	660,300
	Metals & Mining – 3.3%

15,900	Cliffs Natural Resources Inc.	1,358,814

6,400	Walter Industries Inc.	833,728
	Total Metals & Mining	2,192,542
	Multiline Retail – 0.8%

19,900	Dollar General Corporation, (2)	553,419
	Oil, Gas & Consumable Fuels – 2.5%

10,600	Occidental Petroleum Corporation	1,024,808

9,900	Peabody Energy Corporation	627,858
	Total Oil, Gas & Consumable Fuels	1,652,666

12	Nuveen Investments

Shares	Description (1)			Value

	Personal Products – 1.1%

8,800	Estee Lauder Companies Inc., Class A			$708,400
	Pharmaceuticals – 1.5%

12,600	Shire Pharmaceuticals Group ADR			999,306
	Road & Rail – 3.0%

20,700	Union Pacific Corporation			1,958,841
	Semiconductors & Equipment – 2.1%

18,167	ASM Lithography Holding NV			763,196

18,600	Texas Instruments Incorporated			630,726
	Total Semiconductors & Equipment			1,393,922
	Software – 7.8%

23,400	Autodesk, Inc., (2)			951,912

16,000	Citrix Systems, (2)			1,010,880

13,900	Intuit, Inc., (2)			652,327

58,000	Oracle Corporation			1,857,740

4,950	Salesforce.com, Inc., (2)			639,243
	Total Software			5,112,102
	Specialty Retail – 1.1%

13,200	O’Reilly Automotive Inc., (2)			750,156
	Textiles, Apparel & Luxury Goods – 1.0%

8,000	Nike, Inc., Class B			659,840
	Wireless Telecommunication Services – 1.5%

19,800	American Tower Corporation, (2)			1,007,028
	Total Common Stocks (cost $53,369,982)			63,470,096

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 1.9%

$1,268	Repurchase Agreement with State Street Bank, dated 1/31/11, repurchase price $1,268,372, collateralized by $1,240,000 U.S. Treasury Notes, 2.500%, due 4/30/15, Value $1,296,172	0.020%	2/01/11	$1,268,371
	Total Short-Term Investments (cost $1,268,371)			1,268,371
	Total Investments (cost $54,638,353) – 98.7%			64,738,467
	Other Assets Less Liabilities – 1.3%			860,426
	Net Assets – 100%			$65,598,893

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	13

Statement of Assets and Liabilities (Unaudited)

January 31, 2011

Assets
Investments, at value (cost $54,638,353)	$64,738,467
Receivables:
Dividends	14,413
From Adviser	14,800
Investments sold	574,129
Shares sold	1,101,378
Other assets	19
Total assets	66,443,206
Liabilities
Payables:
Investments purchased	746,566
Shares redeemed	10,673
Accrued expenses:
12b-1 distribution and service fees	104
Other	86,970
Total liabilities	844,313
Net assets	$65,598,893
Class A Shares
Net assets	$76,837
Shares outstanding	2,500
Net asset value per share	$30.73
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$32.62
Class C Shares
Net assets	$75,830
Shares outstanding	2,500
Net asset value and offering price per share	$30.33
Class R3 Shares
Net assets	$53,760
Shares outstanding	1,757
Net asset value and offering price per share	$30.60
Class I Shares
Net assets	$65,392,466
Shares outstanding	2,118,720
Net asset value and offering price per share	$30.86
Net Assets Consist of:
Capital paid-in	$57,394,912
Undistributed (Over-distribution of) net investment income	(46,129)
Accumulated net realized gain (loss)	(1,850,004)
Net unrealized appreciation (depreciation)	10,100,114
Net assets	$65,598,893
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

14	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended January 31, 2011

Dividend and Interest Income (net of foreign tax withheld of $722)	$145,189
Expenses
Management fees	172,850
12b-1 service fees – Class A	344
12b-1 distribution and service fees – Class C	1,359
12b-1 distribution and service fees – Class R3	609
Shareholders’ servicing agent fees and expenses	18,037
Custodian’s fees and expenses	6,776
Trustees’ fees and expenses	517
Professional fees	18,719
Shareholders’ reports – printing and mailing expenses	27,383
Federal and state registration fees	42,211
Other expenses	573
Total expenses before expense reimbursement	289,378
Expense reimbursement	(98,060)
Net expenses	191,318
Net investment income (loss)	(46,129)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(1,085,238)
Change in net unrealized appreciation (depreciation) of investments	10,352,276
Net realized and unrealized gain (loss)	9,267,038
Net increase (decrease) in net assets from operations	$9,220,909

See accompanying notes to financial statements.

Nuveen Investments	15

Statement of Changes in Net Assets (Unaudited)

	Six Months Ended 1/31/11	Year Ended 7/31/10
Operations
Net investment income (loss)	$(46,129)	$(29,016)
Net realized gain (loss) from investments and foreign currency	(1,085,238)	(722,154)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	10,352,276	(705,417)
Net increase (decrease) in net assets from operations	9,220,909	(1,456,587)
Distributions to Shareholders
From accumulated net realized gains:
Class A	—	(602)
Class C	—	(602)
Class R3	—	(602)
Class I	—	(8,683)
From return of capital:
Class A	—	(1,468)
Class C	—	(1,468)
Class R3	—	(1,468)
Class I	—	(21,189)
Decrease in net assets from distributions to shareholders	—	(36,082)
Fund Share Transactions
Proceeds from sale of shares	35,698,670	29,201,576
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	3,305
	35,698,670	29,204,881
Cost of shares redeemed	(8,557,614)	(3,162,970)
Net increase (decrease) in net assets from Fund share transactions	27,141,056	26,041,911
Net increase (decrease) in net assets	36,361,965	24,549,242
Net assets at the beginning of period	29,236,928	4,687,686
Net assets at the end of period	$65,598,893	$29,236,928
Undistributed net investment income at the end of period	$(46,129)	$—

See accompanying notes to financial statements.

16	Nuveen Investments

Financial Highlights (Unaudited)

Nuveen Investments	17

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value
Class A (5/09)
2011(f)	$25.14	$(.05)	$5.64	$5.59	$—	$—	$—	$—	$30.73
2010	22.76	(.09)	2.64	2.55	—	(.05)	(.12)	(.17)	25.14
2009(e)	20.00	(.01)	2.77	2.76	—	—	—	—	22.76
Class C (5/09)
2011(f)	24.91	(.15)	5.57	5.42	—	—	—	—	30.33
2010	22.73	(.28)	2.63	2.35	—	(.05)	(.12)	(.17)	24.91
2009(e)	20.00	(.05)	2.78	2.73	—	—	—	—	22.73
Class R3 (5/09)
2011(f)	25.06	(.07)	5.61	5.54	—	—	—	—	30.60
2010	22.75	(.15)	2.63	2.48	—	(.05)	(.12)	(.17)	25.06
2009(e)	20.00	(.02)	2.77	2.75	—	—	—	—	22.75
Class I (5/09)
2011(f)	25.21	(.03)	5.68	5.65	—	—	—	—	30.86
2010	22.78	(.05)	2.65	2.60	—	(.05)	(.12)	(.17)	25.21
2009(e)	20.00	(.01)	2.79	2.78	—	—	—	—	22.78

18	Nuveen Investments

Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

22.28%	$77	1.33	%*	(.62	)%*	1.05	%*	(.35	)%*	42%
11.13	314	2.09		(1.42)		1.04		(.37)		92
13.85	285	4.07	*	(3.32	)*	1.05	*	(.29	)*	8

21.76	76	2.08	*	(1.37	)*	1.80	*	(1.09	)*	42
10.31	312	2.84		(2.17)		1.79		(1.12)		92
13.65	284	4.82	*	(4.07	)*	1.80	*	(1.04	)*	8

22.11	54	1.59	*	(.83	)*	1.30	*	(.55	)*	42
10.87	313	2.34		(1.67)		1.29		(.62)		92
13.75	284	4.33	*	(3.57	)*	1.30	*	(.54	)*	8

22.41	65,392	1.22	*	(.60	)*	.80	*	(.19	)*	42
11.39	28,298	1.75		(1.15)		.79		(.19)		92
13.90	3,835	2.69	*	(2.13	)*	.80	*	(.23	)*	8
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period May 15, 2009 (commencement of operations) through July 31,2009.
(f)	For the six months ended January 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	19

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Winslow Large-Cap Growth Fund, (“the Fund”), among others. The Trust was organized as a Massachusetts business trust in 1997. The Fund commenced operations on May 15, 2009.

Effective January 1, 2011, the Fund’s adviser Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) has changed its name to Nuveen Fund Advisors, Inc. (“the Adviser”).

The Fund’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. The Fund may invest up to 20% of its net assets in non-U.S. equity securities.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Significant Accounting Policies

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices and are generally classified as Level 1. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or mean between the most recent bid and ask prices of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time foreign currencies may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These triggers generally represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 — Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

20	Nuveen Investments

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, options written and swap contracts are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, options written and swap contracts, respectively,” when applicable.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative instruments, including futures, options, swap contracts, and other derivative instruments. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not make any such investments during the six months ended January 31, 2011.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Nuveen Investments	21

Notes to Financial Statements (Unaudited) (continued)

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the fair value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of January 31, 2011:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$63,470,096	$—	$—	$63,470,096
Short-Term Investments	—	1,268,371	—	1,268,371
Total	$63,470,096	$1,268,371	$—	$64,738,467

During the six months ended January 31, 2011, the Fund recognized no significant transfers to/from Level 1, Level 2 or Level 3.
3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the six months ended January 31, 2011.

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 1/31/11		Year Ended 7/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	1,263,095	35,698,670	1,079,248	29,201,576
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	130	3,305
	1,263,095	35,698,670	1,079,378	29,204,881
Shares redeemed:
Class A	(10,000)	(296,800)	—	—
Class C	(10,000)	(293,300)	—	—
Class R3	(10,743)	(312,299)	—	—
Class I	(266,736)	(7,655,215)	(125,384)	(3,162,970)
	(297,479)	(8,557,614)	(125,384)	(3,162,970)
Net increase (decrease)	965,616	$27,141,056	953,994	$26,041,911

22	Nuveen Investments

5. Investment Transactions

Purchases and sales (excluding short-term investments) during the six months ended January 31, 2011, aggregated $44,672,032 and $19,022,534, respectively.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At January 31, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$54,772,012
Gross unrealized:
Appreciation	$10,374,173
Depreciation	(407,718)
Net unrealized appreciation (depreciation) of investments	$9,966,455

Permanent differences, primarily due to non-deductible stock issuance costs, foreign currency reclassifications, net operating losses and return of capital distributions, resulted in reclassifications among the Fund’s components of net assets at July 31, 2010, the Fund’s last tax year-end, as follows:

Capital paid-in	$(25,772)
Undistributed net investment income	29,016
Accumulated net realized gain (loss)	(3,244)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2010, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income*	$—
Undistributed net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended July 31, 2010, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income*	$10,489
Distributions from net long-term capital gains	—
Return of capital	25,593
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Fund has elected to defer net realized losses from investments incurred from November 1, 2009 through July 31, 2010, the Fund’s last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October capital losses of $631,107 are treated as having arisen on the first day of the current fiscal year.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For net assets over $2 billion	.4750

Nuveen Investments	23

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of January 31, 2011, the complex-level fee rate was .1835%.

The management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities it provides for the Fund. The Adviser has entered into a Sub-Advisory Agreement with Winslow Capital Management, Inc. (“Winslow Capital”), a subsidiary of Nuveen. Winslow Capital is compensated for its services to the Fund from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.80% through November 30, 2012 (1.25% thereafter) of the average daily net assets of any class of Fund shares.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen. During the six months ended January 31, 2011, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$1,359

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

At January 31, 2011, Nuveen owned 2,500, 2,500 and 1,757 shares of Class A, C and R3, respectively, of the Fund.

24	Nuveen Investments

Notes

Nuveen Investments	25

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

26	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Winslow Capital Management, Inc.

4720 IDS Tower

80 South Eighth Street

Minneapolis, MN 55402

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	27

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $197 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-WINSL-0111P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date April 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date April 8, 2011

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date April 8, 2011